1940 Act No. 811-7205
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-54837)
 UNDER THE SECURITIES ACT OF 1933  [x]
 Pre-Effective Amendment No.             [ ]
 Post-Effective Amendment No.   11      [x]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT
 COMPANY ACT OF 1940  [x]
 Amendment No.          [x]
Variable Insurance Products Fund III
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, MA  02109
(Address Of Principal Executive Office)
Registrant's Telephone Number, Including Area Code 617-563-7000 Eric D. Roiter, Secretary, 82 Devonshire St., Boston, MA 02109 (Name and Address of Agent for Service)
It is proposed that this filing will become effective
 ( ) Immediately upon filing pursuant to paragraph (b)
 (x) On April 30, 1998, pursuant to paragraph (b)
 ( ) 60 days after filing pursuant to paragraph (a)(1)
 ( ) On [   ], pursuant to paragraph (a)(1) of Rule 485
 ( ) 75 days after filing pursuant to paragraph (a)(2)
 ( ) On [       ] pursuant to paragraph (a)(2) of Rule 485
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and has filed the Notice required by such Rule on March 30, 1998.

VARIABLE INSURANCE PRODUCTS FUND III
Initial Class
CROSS REFERENCE SHEET
Form N-1A Item Number
Part A  Prospectus Caption

1  a,b  Cover Page
2  a,b,c  *
3  a  Financial Highlights
   b  *
   c  *
   d  Performance
4  a(i)  Charter
   a(ii), b,c  Who May Want to Invest; Investment Principles and
Risks; Securities and Investment Practices
5  a  Charter
   b(i)  The Funds at a Glance; FMR and Its Affiliates
   b(ii) (iii),c  The Funds at a Glance; FMR and Its
  Affiliates; Breakdown of Expenses
   d  FMR and Its Affiliates; Breakdown of Expenses
   e  Breakdown of Expenses
   f,g  BT and Its Affiliates; Breakdown of Expenses
5A   *
6  a(i) (ii)  Charter; FMR and Its Affiliates; Transaction Details
   a(iii)  *
   b  FMR and Its Affiliates
   c,d  *
   e  Cover Page; Transaction Details
   f,g  Distributions and Taxes
   h  Who May Want to Invest
7  a  FMR and Its Affiliates
   b (i) (ii)  Financial Highlights; Transaction Details
   b (iii) (iv) (v)  *
   c,d,e  *
   f  Other Expenses
8  a  Transaction Details
   b,c  *
   d  Transaction Details
9  *
_______________
*  Not Applicable




Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the goal of one or more of the funds matches your own.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated April 30, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at
1-800-544-   1916,     or your insurance company.
Shares of each fund may be purchased only by the separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. Particular funds may not be available in your state due to various insurance regulations. Please check with your insurance company for available funds. Inclusion in
this prospectus of a fund    that     is not available in your state
is not to be considered a solicitation. Please read this prospectus in conjunction with the prospectus of the separate account of the
specific insurance product    that     accompanies this prospectus and
keep them on file for future reference.
INVESTMENTS IN MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
VIP/VIPII/VIPIIIL-PRO-0498

   700547
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
HIGH INCOME PORTFOLIO MAY INVEST SIGNIFICANTLY IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES.

VARIABLE
INSURANCE
PRODUCTS
FUNDS
INITIAL CLASS
Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the Trusts) are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies. The Trusts currently offer Initial Class shares of the following funds:
MONEY MARKET FUND
Money Market Portfolio
INCOME FUNDS
Investment Grade Bond Portfolio
High Income Portfolio
ASSET ALLOCATION FUNDS
Asset Manager Portfolio
Asset Manager: Growth Portfolio
GROWTH & INCOME AND GROWTH FUNDS
Balanced Portfolio
Equity-Income Portfolio
Index 500 Portfolio
Growth & Income Portfolio
Growth Opportunities Portfolio
Contrafund Portfolio
Growth Portfolio
Overseas Portfolio
PROSPECTUS
APRIL 30, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS



KEY FACTS               3       THE FUNDS AT A GLANCE

                        5       WHO MAY WANT TO INVEST

                        7       FINANCIAL HIGHLIGHTS A summary of each fund's financial
                                data.

THE FUNDS IN DETAIL     19      CHARTER How each fund is organized.

                        22      INVESTMENT PRINCIPLES AND RISKS Each fund's overall
                                approach to investing.

                        28 BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

                        31      PERFORMANCE

ACCOUNT POLICIES        32      DISTRIBUTIONS AND TAXES

                        32      TRANSACTION DETAILS Share price calculations and the
                                timing of purchases and redemptions.

                        32      APPENDIX


KEY FACTS


THE FUNDS AT A GLANCE
The funds contained in this prospectus are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, chooses investments for Money Market Portfolio. Beginning January 1, 1999, FIMM will choose investments for Investment Grade Bond Portfolio. Beginning January 1, 1999, FIMM will choose certain types of investments for Asset Manager, Asset Manager: Growth, and Balanced Portfolios.
Bankers Trust Company (BT) is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BT currently serves as sub-adviser to Index 500 Portfolio and manages the fund's portfolio.
MONEY MARKET FUND
MONEY MARKET PORTFOLIO
GOAL: Income while maintaining a stable $1.00 share price.
STRATEGY: Invests in high-quality, short-term money market securities of all types.
SIZE: As of December 31, 1997, the fund had over $   1.0     billion
in assets.
INCOME FUNDS
INVESTMENT GRADE BOND PORTFOLIO
GOAL: High current income.
STRATEGY: Invests normally in investment-grade debt securities. FMR uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments.
SIZE: As of December 31, 1997, the fund had over $   324     million
in assets.
HIGH INCOME PORTFOLIO
GOAL: High current income.
STRATEGY: Invests mainly in high-yielding debt securities, with an emphasis on lower-quality securities.
SIZE: As of December 31, 1997, the fund had over $   2.3     billion
in assets.
ASSET ALLOCATION FUNDS
ASSET MANAGER PORTFOLIO
GOAL: High total return with reduced risk over the long term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 50%
(can range from
30-70%)
Row: 1, Col: 1, Value: 20.0
Row: 1, Col: 2, Value: 40.0
Row: 1, Col: 3, Value: 40.0
 Bonds 40%
(can range from 20-60%)

 Short-Term/Money Market 10%
(can range from 0-50%)
SIZE: As of December 31, 1997, the fund had over $   4.3     billion
in assets.
ASSET MANAGER: GROWTH PORTFOLIO
GOAL: Maximum total return over the long term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 70%
(can range from
50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 65.0
Row: 1, Col: 3, Value: 30.0
 Bonds 25%
(can range from 0-50%)

 Short-Term/Money Market 5%
(can range from 0-50%)
SIZE: As of December 31, 1997, the fund had over $   483     million
in assets.
GROWTH & INCOME AND GROWTH FUNDS
BALANCED PORTFOLIO
GOAL: Both income and growth of capital.
STRATEGY: Invests in a diversified portfolio of equity and fixed-income securities.
SIZE: As of December 31, 1997, the fund had over $   214     million
in assets.
EQUITY-INCOME PORTFOLIO
GOAL: Reasonable income. The fund also considers the potential for capital appreciation.
STRATEGY: Invests mainly in income-producing equity securities.
SIZE: As of December 31, 1997, the fund had over $   10.1     billion
in assets.
INDEX 500 PORTFOLIO
GOAL: Total return that corresponds to that of the Standard & Poor's 500 Index (S&P 500(registered trademark)).
STRATEGY: Invests in equity securities of companies that compose the S&P 500 and in other instruments that are based on the value of the index.
SIZE: As of December 31, 1997, the fund had over $   2.0 b    illion
in assets.
GROWTH & INCOME PORTFOLIO
GOAL: High total return through a combination of current income and capital appreciation.
STRATEGY: Invests mainly in equity securities of companies that pay current dividends and offer potential growth of earnings.
SIZE: As of December 31, 1997, the fund had over $   345 million
in assets.
GROWTH OPPORTUNITIES PORTFOLIO
GOAL: Capital growth.
STRATEGY: Invests primarily in common stocks and securities convertible into common stocks.
SIZE: As of December 31, 1997, the fund had over $   1.0 b    illion
in assets.
CONTRAFUND PORTFOLIO
GOAL: Capital appreciation.
STRATEGY: Invests mainly in equity securities of companies    where
value is not fully recognized by the public.
SIZE: As of December 31, 1997, the fund had over $   4.1     billion
in assets.
GROWTH PORTFOLIO
GOAL: Capital appreciation.
STRATEGY: Invests mainly in common stocks, although its investments are not restricted to any one type of security.
SIZE: As of December 31, 1997, the fund had over $   7.7     billion
in assets.
OVERSEAS PORTFOLIO
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities outside the United
States.
SIZE: As of December 31, 1997, the fund had over $   1.9     billion
in assets.
AS WITH ANY INVESTMENT OPTION, THERE IS NO ASSURANCE THAT A FUND WILL ACHIEVE ITS GOAL.
WHO MAY WANT TO INVEST
The value of each fund's (except Money Market Portfolio's) investments
and, as applicable, the income they generate   ,     will vary from
day to day, and generally reflect changes in market conditions,
interest rates, and other company, political,    and     economic news
both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of smaller, less well-known companies may be more volatile than those of larger
companies.    Bond values fluctuate based on changes in interest rates
and the credit quality of the issuer, and may be subject to prepayment risk, which can limit their price appreciation potential in periods of
declining interest rates.     Over time, however, stocks   , although
more volatile,     have shown greater growth potential than other
types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
   Except for Money Market Portfolio shares, when fund shares     are
redeemed, they may be worth more or less than their original cost. An investment in any one fund is not in itself a balanced investment plan.
Each fund (except Money Market Portfolio, Investment Grade Bond Portfolio, and Index 500 Portfolio) is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Initial Class shares, the original class of shares, of each fund are offered at net asset value and are not subject to a 12b-1 fee. Service Class shares of each fund (except Money Market Portfolio, Investment Grade Bond Portfolio, and Index 500 Portfolio) are offered at net asset value and are subject to a 12b-1 fee. Because Initial Class shares are not subject to a 12b-1 fee, Initial Class shares are expected to have a higher total return than Service Class shares (excluding charges and expenses attributable to any particular insurance product). Insurance companies may obtain more information about Service Class shares, which are not offered through
this prospectus, by calling Fidelity        at 1-800-544-   1916    .
MONEY MARKET PORTFOLIO
The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. The fund is managed to keep its share price stable at $1.00. The rate of income will vary from day to day, generally reflecting short-term interest rates.
INVESTMENT GRADE BOND PORTFOLIO
The fund may be appropriate for investors who seek high current income with a focus on investment-grade debt securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments. With its focus on medium- to high-quality investments, the fund has a moderate risk level and yield potential.
HIGH INCOME PORTFOLIO
The fund is designed for investors who want high current income with some potential for capital growth from a portfolio of lower-quality debt securities and income-producing equity securities. The fund may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
The funds may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term and money market instruments, and other types of securities, in one fund. Asset Manager Portfolio spreads its assets among all three asset classes moderating both its risk and return potential. Asset Manager: Growth Portfolio, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return.
Because each fund owns different types of investments, its performance is affected by a variety of factors. The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other
company, political   ,     and economic news. Performance also depends
on FMR's skill in allocating assets.
BALANCED PORTFOLIO
The fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors who seek a combination of growth and income from equity and some bond investments.
EQUITY-INCOME PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want some income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential.
INDEX 500 PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to keep expenses low while pursuing growth of capital and income through a portfolio of securities that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States, as measured by the S&P 500.
Because the fund seeks to track, rather than beat, the performance of the S&P 500, the fund is not managed in the same manner as other mutual funds. BT generally does not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
GROWTH & INCOME PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.
GROWTH OPPORTUNITIES PORTFOLIO
The fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors who want to be invested in the stock market for its long-term growth potential. The fund invests for growth and does not pursue income.
CONTRAFUND PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who are looking for an investment approach that follows a contrarian philosophy. This approach focuses on companies whose values FMR believes are not fully recognized by the public.
GROWTH PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to pursue growth wherever it may arise, and who understand that this strategy often leads to investments in smaller companies. The fund invests for growth and does not pursue an income strategy.
OVERSEAS PORTFOLIO
The fund may be appropriate for investors who want to pursue their investment goals in markets outside the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.
In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which a fund invests. These risks are particularly significant for funds
that invest in emerging markets.     See "INVESTMENT PRINCIPLES AND
RISKS" on page .
   A b    roadly diversified fund could be appropriate for investors first entering the international markets or those who are interested in broad participation in multiple markets around the world.



THE SPECTRUM OF FIDELITY
FUNDS
BROAD CATEGORIES OF FIDELITY FUNDS ARE PRESENTED
HERE IN ORDER OF ASCENDING RISK. GENERALLY,
INVESTORS SEEKING TO MAXIMIZE RETURN MUST
ASSUME GREATER RISK. THE FUNDS IN THIS PROSPECTUS
   ARE IN     ONE OF THE FOLLOWING CATEGORIES.
   (RIGHT ARROW) MONEY MARKET SEEKS INCOME AND STABILITY BY
   INVESTING IN HIGH-QUALITY, SHORT-TERM INVESTMENTS.
   (RIGHT ARROW) INCOME SEEKS INCOME BY INVESTING IN BONDS.
   (RIGHT ARROW) ASSET ALLOCATION SEEKS HIGH TOTAL RETURN WITH
   REDUCED RISK THROUGH A MIX OF STOCKS, BONDS, AND
   SHORT-TERM AND MONEY MARKET INSTRUMENTS.
   (RIGHT ARROW) GROWTH AND INCOME SEEKS LONG-TERM GROWTH
   AND INCOME BY INVESTING IN STOCKS AND BONDS.
   (RIGHT ARROW) GROWTH SEEKS LONG-TERM GROWTH BY INVESTING
   MAINLY IN STOCKS.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by
   Coopers & Lybrand L.L.P.     (Money Market, High Income,
Equity-Income, Growth, and Overseas Portfolios) or    Price Waterhouse
LLP     (Investment Grade Bond, Asset Manager, Asset Manager: Growth,
Balanced, Index 500, Growth & Income, Growth Opportunities, and Contrafund Portfolios), independent accountants. The funds' financial highlights, financial statements, and reports of the auditors are included in the funds' Annual Reports and are incorporated by reference into (are legally a part of) the funds' SAI.
   MONEY MARKET PORTFOLIO - INITIAL CLASS



   1.Selected Per-Share Data and Ratios

2.Years ended December 31         1997     1996     1995     1994     1993     1992     1991     1990     1989     1988

3.Net asset value, beginning
of period                         $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000

4.Income from Investment
Operations                        .053     .052     .057     .042     .032     .038     .059     .078     .087     .071
 Net interest income

5.Less Distributions              (.053)   (.052)   (.057)   (.042)   (.032)   (.038)   (.059)   (.078)   (.087)   (.071)
 From net interest income

6.Net asset value, end of period  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000

7.Total returnA,B                  5.51%    5.41%    5.87%    4.25%    3.23%    3.90%    6.09%    8.04%    9.12%    7.39%

8.Net assets, end of period (In
millions)                         $ 1,021  $ 1,126  $ 809    $ 749    $ 353    $ 301    $ 271    $ 255    $ 143    $ 106

9.Ratio of expenses to average
net assets                         .31%     .30%     .33%     .27%     .22%C    .24%     .38%     .56%     .67%     .60%

10.Ratio of net interest income to
average net assets                 5.32%    5.28%    5.72%    4.32%    3.16%    3.85%    5.93%    7.76%    8.70%    7.16%


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
INVESTMENT GRADE BOND PORTFOLIO - INITIAL CLASS



11.Selected Per-Share Data and Ratios

12.Years ended December
31                      1997      1996      1995      1994      1993      1992      1991      1990      1989      1988D

13.Net asset value,
beginning of period     $ 12.240  $ 12.480  $ 11.020  $ 11.480  $ 10.970  $ 11.080  $ 9.920   $ 10.140  $ 10.000  $ 10.000

14.Income from Investment
Operations              .759F     .670      .320      .733      .641      .672      .455      .826      .827      .052
 Net investment income

15. Net realized and
unrealized gain (loss)  .291      (.290)    1.530     (1.163)   .559      .058      1.165     (.220)    .160      --

16. Total from
investment operations    1.050     .380      1.850     (.430)    1.200     .730      1.620     .606      .987      .052

17.Less Distributions    (.730)    (.620)    (.390)    --        (.628)    (.680)    (.460)    (.826)    (.827)    (.052)
 From net investment income

18. In excess of net
investment income        --        --        --        --        (.002)    --        --        --        --        --

19. From net realized
gain                     --        --        --        (.010)    (.050)    (.160)    --        --        (.020)    --

20. In excess of net
realized gain            --        --        --        (.020)    (.010)    --        --        --        --        --

21. Total distributions  (.730)    (.620)    (.390)    (.030)    (.690)    (.840)    (.460)    (.826)    (.847)    (.052)

22.Net asset value, end
of period               $ 12.560  $ 12.240  $ 12.480  $ 11.020  $ 11.480  $ 10.970  $ 11.080  $ 9.920   $ 10.140  $ 10.000

23.Total returnB,C       9.06%     3.19%     17.32%    (3.76)%   10.96%    6.65%     16.38%    6.21%     10.26%    .52%

24.Net assets, end of
period (In millions)    $ 325     $ 229     $ 182     $ 111     $ 122     $ 74      $ 45      $ 14      $ 6       $ 3

25.Ratio of expenses to
average net assets       .58%      .58%      .59%      .67%      .68%      .76%      .80%E     .80%E     .80%E     .80%A,E

26.Ratio of net investment
income to average net
assets                   6.34%     6.49%     6.53%     6.53%     6.85%     7.11%     7.73%     8.26%     8.19%     6.99%A

27.Portfolio turnover
rate                     191%      81%       182%      143%      70%       119%      128%      122%      67%       0%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD DECEMBER 5, 1988 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1988.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
HIGH INCOME PORTFOLIO - INITIAL CLASS



28.Selected Per-Share Data and Ratios

29.Years ended December
31                      1997      1996      1995      1994      1993      1992      1991     1990      1989      1988

30.Net asset value,
beginning of period     $ 12.520  $ 12.050  $ 10.750  $ 11.990  $ 10.820  $ 9.550   $ 7.070  $ 8.110   $ 9.660   $ 9.680

31.Income from Investment
Operations               1.124C    .927      .856      .770      .728      .790      .890     .858      1.202     1.110
 Net investment income

32. Net realized and
unrealized gain (loss)   .936      .643      1.224     (.910)    1.332     1.290     1.590    (1.040)   (1.550)   (.020)

33. Total from investment
operations                2.060     1.570     2.080     (.140)    2.060     2.080     2.480    (.182)    (.348)    1.090

34.Less Distributions     (.890)    (.920)    (.780)    (.730)    (.794)    (.810)    --       (.858)    (1.202)   (1.110)
 From net investment income

35. In excess of net
investment income         --        --        --        --        (.036)    --        --       --        --        --

36. From net realized
gain                      (.110)    (.180)    --        (.370)    (.060)    --        --       --        --        --

37. Total distributions   (1.000)   (1.100)   (.780)    (1.100)   (.890)    (.810)    --       (.858)    (1.202)   (1.110)

38.Net asset value, end
of period                $ 13.58   $ 12.520  $ 12.050  $ 10.750  $ 11.990  $ 10.820  $ 9.550  $ 7.070   $ 8.110   $ 9.660

39.Total returnA,B       17.67%    14.03%    20.72%    (1.64)%   20.40%    23.17%    35.08%   (2.23)%   (4.17)%   11.64%

40.Net assets, end of
period (In millions)     $ 2,330   $ 1,589   $ 1,040   $ 569     $ 464     $ 201     $ 70     $ 30      $ 34      $ 30

41.Ratio of expenses to
average net assets        .71%      .71%      .71%      .71%      .64%D     .67%      .97%     1.00%D    .93%      .99%

42.Ratio of net investment
income to average net
assets                    8.88%     9.09%     9.32%     8.75%     8.69%     10.98%    12.94%   11.36%    12.94%    11.41%

43.Portfolio turnover
rate                      118%      123%      132%      122%      155%      160%      154%     156%      124%      139%

44.Average commission
rateE                    $ .0389   $ .0370


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
ASSET MANAGER PORTFOLIO - INITIAL CLASS



45.Selected Per-Share Data and Ratios

46.Years ended December 31              1997     1996     1995     1994      1993     1992     1991     1990     1989D

47.Net asset value, beginning of period $ 16.93  $ 15.79  $ 13.79  $ 15.42   $ 13.32  $ 12.55  $ 10.24  $ 9.97   $ 10.00

48.Income from Investment Operations

49. Net investment income               .57E     .63      .30      .45       .33      .32      .35      .41      .09

50. Net realized and unrealized gain
(loss)                                   2.58     1.55     1.99     (1.33)    2.39     1.09     1.96     .26      (.01)

51. Total from investment operations     3.15     2.18     2.29     (.88)     2.72     1.41     2.31     .67      .08

52.Less Distributions

53. From net investment income           (.59)    (.57)    (.29)    (.29)     (.33)    (.31)    --       (.40)    (.09)

54. In excess of net investment income   --       --       --       --        (.04)    --       --       --       --

55. From net realized gain               (1.48)   (.47)    --       (.46)     (.25)    (.33)    --       --       (.02)

56. Total distributions                  (2.07)   (1.04)   (.29)    (.75)     (.62)    (.64)    --       (.40)    (.11)

57.Net asset value, end of period       $ 18.01  $ 16.93  $ 15.79  $ 13.79   $ 15.42  $ 13.32  $ 12.55  $ 10.24  $ 9.97

58.Total returnB,C                       20.65%   14.60%   16.96%   (6.09)%   21.23%   11.71%   22.56%   6.72%    .81%

59.Net assets, end of period (In
millions)                               $ 4,400  $ 3,641  $ 3,333  $ 3,291   $ 2,423  $ 732    $ 194    $ 36     $ 7

60.Ratio of expenses to average net
assets                                   .65%     .74%     .81%     .81%      .88%     .91%     1.08%    1.25%F   2.50%A,F

61.Ratio of expenses to average net assets
after expense reductions                 .64%G    .73%G    .79%G    .80%G     .88%     .91%     1.08%    1.25%    2.50%A

62.Ratio of net investment income to
average net assets                       3.43%    3.60%    3.54%    4.07%     3.64%    4.89%    5.89%    5.92%    4.77%A

63.Portfolio turnover rate               101%     168%     256%     85%       113%     92%      110%     117%     158%A

64.Average commission rateH              $ .0408  $ .0163


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD SEPTEMBER 6, 1989 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1989.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'S EXPENSES. H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
ASSET MANAGER: GROWTH PORTFOLIO - INITIAL CLASS

65.Selected Per-Share Data and Ratios

66.Years ended December 31                                            1997     1996     1995C

67.Net asset value, beginning of period                               $ 13.10  $ 11.77  $ 10.00

68.Income from Investment Operations

69. Net investment income                                              .36G     .21      .10

70. Net realized and unrealized gain (loss)                            2.92     2.08     2.20

71. Total from investment operations                                   3.28     2.29     2.30

72.Less Distributions

73. From net investment income                                         --       (.21)    (.11)

74. From net realized gain                                             (.02)    (.75)    (.42)

75. Total distributions                                                (.02)    (.96)    (.53)

76.Net asset value, end of period                                     $ 16.36  $ 13.10  $ 11.77

77.Total returnA,B                                                     25.07%   20.04%   23.02%

78.Net assets, end of period (In millions)                            $ 483    $ 253    $ 68

79.Ratio of expenses to average net assets                             .77%     .87%     1.00%D

80.Ratio of expenses to average net assets after expense reductions    .76%E    .85%E    1.00%

81.Ratio of net investment income to average net assets                2.44%    2.63%    1.69%

82.Portfolio turnover rate                                             90%      120%     343%

83.Average commission rateF                                           $ .0399  $ .0211


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'S EXPENSES. F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
BALANCED PORTFOLIO - INITIAL CLASS

84.Selected Per-Share Data and Ratios

85.Years ended December 31                                            1997     1996     1995C

86.Net asset value, beginning of period                               $ 12.23  $ 11.17  $ 10.00

87.Income from Investment Operations

88. Net investment income                                              .44H     .33      .14

89. Net realized and unrealized gain (loss)                            2.22     .78      1.25

90. Total from investment operations                                   2.66     1.11     1.39

91.Less Distributions

92. From net investment income                                         (.31)    (.01)D   (.14)

93. From net realized gain                                             --       (.04)D   (.08)

94. Total distributions                                                (.31)    (.05)    (.22)

95.Net asset value, end of period                                     $ 14.58  $ 12.23  $ 11.17

96.Total returnA,B                                                     22.18%   9.98%    13.92%

97.Net assets, end of period (In millions)                            $ 215    $ 103    $ 43

98.Ratio of expenses to average net assets                             .61%     .72%     1.42%E

99.Ratio of expenses to average net assets after expense reductions    .60%F    .71%F    1.42%

100.Ratio of net investment income to average net assets               3.28%    3.63%    3.56%

101.Portfolio turnover rate                                            98%      163%     248%

102.Average commission rateG                                          $ .0423  $ .0165


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'S EXPENSES. G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
EQUITY-INCOME PORTFOLIO - INITIAL CLASS



103.Selected Per-Share Data and Ratios

104.Years ended December 31    1997      1996     1995     1994     1993     1992     1991     1990       1989     1988

105.Net asset value,
beginning of period            $ 21.03   $ 19.27  $ 15.35  $ 15.44  $ 13.40  $ 11.85  $ 9.51   $ 12.29    $ 11.01  $ 9.42

106.Income from Investment Operations

107. Net investment income     .36D      .35      .41      .41      .37      .40      .50      .58        .60      .53

108. Net realized and
unrealized gain (loss)          5.06      2.30     4.69     .64      2.06     1.57     2.43     (2.38)     1.29     1.59

109. Total from investment
operations                      5.42      2.65     5.10     1.05     2.43     1.97     2.93     (1.80)     1.89     2.12

110.Less Distributions

111. From net investment income (.36)     (.03)    (.40)    (.37)    (.35)    (.42)    (.59)    (.59)      (.52)    (.53)

112. In excess of net
investment income               --        --       --       --       (.04)    --       --       --         --       --

113. From net realized gain     (1.81)    (.86)    (.78)    (.77)    --       --       --       (.39)      (.09)    --

114. Total distributions        (2.17)    (.89)    (1.18)   (1.14)   (.39)    (.42)    (.59)    (.98)      (.61)    (.53)

115.Net asset value, end of
period                         $ 24.28   $ 21.03  $ 19.27  $ 15.35  $ 15.44  $ 13.40  $ 11.85  $ 9.51     $ 12.29  $ 11.01

116.Total returnA,B            28.11%    14.28%   35.09%   7.07%    18.29%   16.89%   31.44%   (15.29)%   17.34%   22.71%

117.Net assets, end of period
(In millions)                  $ 10,107  $ 6,961  $ 4,879  $ 2,284  $ 1,319  $ 593    $ 282    $ 154      $ 143    $ 52

118.Ratio of expenses to
average net assets              .58%      .58%     .61%     .60%     .62%     .65%     .74%     .78%       .85%     1.13%

119.Ratio of expenses to average
net assets after expense
reductions                      .57%C     .56%C    .61%     .58%C    .62%     .65%     .74%     .78%       .85%     1.13%

120.Ratio of net investment
income to average net assets    1.65%     1.97%    2.56%    2.83%    2.87%    3.52%    4.83%    6.01%      5.82%    5.36%

121.Portfolio turnover rate     44%       186%     87%      134%     120%     74%      107%     94%        78%      69%

122.Average commission rateE    $ .0440   $ .0426


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'S EXPENSES. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
INDEX 500 PORTFOLIO - INITIAL CLASS



123.Selected Per-Share Data and Ratios

124.Years ended December 31                                1997      1996     1995     1994     1993     1992D

125.Net asset value, beginning of period                   $ 89.05   $ 75.71  $ 56.22  $ 55.74  $ 52.60  $ 50.00

126.Income from Investment Operations

127. Net investment income                                  1.80E     1.04     .85      1.14     1.31     .44

128. Net realized and unrealized gain (loss)                26.67     15.55    19.72    (.56)    3.80     2.71

129. Total from investment operations                       28.47     16.59    20.57    .58      5.11     3.15

130.Less Distributions

131. From net investment income                             (1.03)    (.91)    (.95)    --       (1.28)   (.47)

132. From net realized gain                                 (2.09)    (2.34)   (.11)    (.10)    (.60)    (.08)

133. In excess of net realized gain                         --        --       (.02)    --       (.09)    --

134. Total distributions                                    (3.12)    (3.25)   (1.08)   (.10)    (1.97)   (.55)

135.Net asset value, end of period                         $ 114.40  $ 89.05  $ 75.71  $ 56.22  $ 55.74  $ 52.60

136.Total returnB,C                                         32.83%    22.71%   37.19%   1.04%    9.74%    6.31%

137.Net assets, end of period (In millions)                $ 2,098   $ 823    $ 246    $ 51     $ 25     $ 18

138.Ratio of expenses to average net assets                 .28%F     .28%F    .28%F    .28%F    .28%F    .28%A,F

139.Ratio of net investment income to average net assets    1.74%     2.26%    2.70%    2.81%    2.65%    2.89%A

140.Portfolio turnover rate                                 9%        14%      16%      2%       9%       0%

141.Average commission rateG                               $ .0268   $ .0315


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD AUGUST 27, 1992 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1992.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING FOR THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
GROWTH & INCOME PORTFOLIO - INITIAL CLASS

142.Selected Per-Share Data and Ratios

143.Years ended December 31                                1997     1996D

144.Net asset value, beginning of period                   $ 9.90   $ 10.00

145.Income from Investment Operations

146. Net investment income                                  .13G     --

147. Net realized and unrealized gain (loss)                2.84     (.10)

148. Total from investment operations                       2.97     (.10)

149.Less Distributions

150. From net investment income                             (.08)    --

151. From net realized gain                                 (.26)    --

152. Total distributions                                    (.34)    --

153.Net asset value, end of period                         $ 12.53  $ 9.90

154.Total returnB,C                                         30.09%   (1.00)%

155.Net assets, end of period (In millions)                $ 345    $ 0.99

156.Ratio of expenses to average net assets                 .70%     1.00%A,E

157.Ratio of net investment income to average net assets    1.14%    3.89%A

158.Portfolio turnover rate                                 81%      0%

159.Average commission rateF                               $ .0322  $ .0120


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D DECEMBER 31, 1996 (COMMENCEMENT OF OPERATIONS).
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS

160.Selected Per-Share Data and Ratios

161.Years ended December 31                                            1997     1996     1995C

162.Net asset value, beginning of period                               $ 15.40  $ 13.07  $ 10.00

163.Income from Investment Operations

164. Net investment income                                              .29G     .26      .11

165. Net realized and unrealized gain (loss)                            4.18     2.12     3.14

166. Total from investment operations                                   4.47     2.38     3.25

167.Less Distributions

168. From net investment income                                         (.25)    --       (.11)

169. From net realized gain                                             (.35)    (.05)    (.07)

170. Total distributions                                                (.60)    (.05)    (.18)

171.Net asset value, end of period                                     $ 19.27  $ 15.40  $ 13.07

172.Total returnA,B                                                     29.95%   18.27%   32.52%

173.Net assets, end of period (In millions)                            $ 1,026  $ 383    $ 164

174.Ratio of expenses to average net assets                             .74%     .77%     .85%D

175.Ratio of expenses to average net assets after expense reductions    .73%E    .76%E    .83%E

176.Ratio of net investment income to average net assets                1.68%    2.29%    2.49%

177.Portfolio turnover rate                                             26%      28%      38%

178.Average commission rateF                                           $ .0377  $ .0367


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'S EXPENSES. F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
CONTRAFUND PORTFOLIO - INITIAL CLASS

179.Selected Per-Share Data and Ratios

180.Years ended December 31                                            1997     1996     1995C

181.Net asset value, beginning of period                               $ 16.56  $ 13.79  $ 10.00

182.Income from Investment Operations

183. Net investment income                                              .16F     .14      .06

184. Net realized and unrealized gain (loss)                            3.73     2.76     3.91

185. Total from investment operations                                   3.89     2.90     3.97

186.Less Distributions

187. From net investment income                                         (.14)    --       (.06)

188. From net realized gain                                             (.37)    (.13)    (.12)

189. Total distributions                                                (.51)    (.13)    (.18)

190.Net asset value, end of period                                     $ 19.94  $ 16.56  $ 13.79

191.Total returnA,B                                                     24.14%   21.22%   39.72%

192.Net assets, end of period (In millions)                            $ 4,108  $ 2,394  $ 877

193.Ratio of expenses to average net assets                             .71%     .74%     .72%

194.Ratio of expenses to average net assets after expense reductions    .68%D    .71%D    .72%

195.Ratio of net investment income to average net assets                .90%     1.33%    1.07%

196.Portfolio turnover rate                                             142%     178%     132%

197.Average commission rateE                                           $ .0336  $ .0343


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FOR THE PERIOD JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'S EXPENSES. E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
GROWTH PORTFOLIO - INITIAL CLASS



198.Selected Per-Share Data and Ratios

199.Years ended December 31     1997     1996     1995     1994     1993     1992     1991     1990       1989     1988

200.Net asset value,
beginning of period             $ 31.14  $ 29.20  $ 21.69  $ 23.08  $ 19.76  $ 18.51  $ 12.91  $ 15.18    $ 11.72  $ 10.14

201.Income from Investment Operations

202. Net investment income      .20C     .22      .08      .12      .12      .09      .09C     .24        .24      .19

203. Net realized and unrealized
gain (loss)                      6.91     3.82     7.55     (.12)    3.64     1.64     5.72     (1.98)     3.41     1.39

204. Total from investment
operations                       7.11     4.04     7.63     --       3.76     1.73     5.81     (1.74)     3.65     1.58

205.Less Distributions

206. From net investment income  (.21)    (.08)    (.12)    (.12)    (.11)    (.05)    (.21)    (.21)      (.19)    --

207. From net realized gain      (.94)    (2.02)   --       (1.27)   (.21)    (.43)    --       (.32)      --       --

208. In excess of net realized
gain                             --       --       --       --       (.12)    --       --       --         --       --

209. Total distributions         (1.15)   (2.10)   (.12)    (1.39)   (.44)    (.48)    (.21)    (.53)      (.19)    --

210.Net asset value, end of
period                          $ 37.10  $ 31.14  $ 29.20  $ 21.69  $ 23.08  $ 19.76  $ 18.51  $ 12.91    $ 15.18  $ 11.72

211.Total returnA,B             23.48%   14.71%   35.36%   (.02)%   19.37%   9.32%    45.51%   (11.73)%   31.51%   15.58%

212.Net assets, end of period
(In millions)                   $ 7,727  $ 6,086  $ 4,163  $ 2,142  $ 1,384  $ 750    $ 371    $ 135      $ 77     $ 29

213.Ratio of expenses to average
net assets                      .69%     .69%     .70%     .70%     .71%     .75%     .84%     .88%       1.02%    1.24%

214.Ratio of expenses to average
net assets after expense
reductions                       .67%D    .67%D    .70%     .69%D    .71%     .75%     .84%     .88%       1.02%    1.24%

215.Ratio of net investment
income to average net assets     .58%     .81%     .37%     .69%     .72%     .83%     .56%     2.69%      2.83%    1.91%

216.Portfolio turnover rate      113%     81%      108%     122%     159%     262%     261%     88%        111%     155%

217.Average commission rateE     $ .0428  $ .0416


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'S EXPENSES. E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
OVERSEAS PORTFOLIO - INITIAL CLASS



218.Selected Per-Share Data and Ratios

219.Years ended December 31    1997     1996     1995     1994     1993     1992       1991     1990      1989     1988

220.Net asset value, beginning
of period                      $ 18.84  $ 17.06  $ 15.67  $ 15.48  $ 11.53  $ 13.09    $ 12.42  $ 12.67   $ 10.11  $ 9.35

221.Income from Investment Operations

222. Net investment income     .30C     .32C,D   .17      .19      .06      .16        .24      .18       .07      .09

223. Net realized and unrealized
gain (loss)                     1.70     1.88     1.34     .08      4.16     (1.54)     .74      (.39)     2.57     .67

224. Total from investment
operations                      2.00     2.20     1.51     .27      4.22     (1.38)     .98      (.21)     2.64     .76

225.Less Distributions

226. From net investment income (.33)    (.20)    (.06)    (.08)    (.18)    (.18)      (.17)    (.04)     (.08)    --

227. In excess of net investment
income                          --       --       --       --       (.04)    --         --       --        --       --

228. From net realized gain     (1.31)   (.22)    (.02)    --       --       --         (.14)H   --        --       --

229. In excess of net realized
gain                            --       --       (.04)    --       (.05)    --         --       --        --       --

230. Total distributions        (1.64)   (.42)    (.12)    (.08)    (.27)    (.18)      (.31)    (.04)     (.08)    --

231.Net asset value, end of
period                         $ 19.20  $ 18.84  $ 17.06  $ 15.67  $ 15.48  $ 11.53    $ 13.09  $ 12.42   $ 12.67  $ 10.11

232.Total returnA,B             11.56%   13.15%   9.74%    1.72%    37.35%   (10.72)%   8.00%    (1.67)%   26.28%   8.13%

233.Net assets, end of period
(In millions)                  $ 1,926  $ 1,668  $ 1,343  $ 1,298  $ 778    $ 181      $ 126    $ 81      $ 26     $ 9

234.Ratio of expenses to
average net assets             .92%     .93%     .91%     .92%     1.03%    1.14%      1.26%    1.41%     1.50%E   1.50%E

235.Ratio of expenses to average
net assets after expense
reductions                      .90%F    .92%F    .91%     .92%     1.03%    1.14%      1.26%    1.41%     1.50%    1.50%

236.Ratio of net investment
income to average net assets    1.55%    1.84%    1.88%    1.28%    1.21%    1.86%      2.33%    1.89%     .66%     .84%

237.Portfolio turnover rate     67%      92%      50%      42%      42%      61%        168%     100%      78%      95%

238.Average commission rateG    $ .0092  $ .0137


   A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM VOLVO AB WHICH AMOUNTED TO $.05 PER SHARE.
   E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'S
EXPENSES.
   G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   H INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAIN ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Money Market, High Income, Equity-Income, Growth and Overseas Portfolios are diversified funds of Variable Insurance Products Fund (VIP); Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth and Contrafund Portfolios are diversified funds of Variable Insurance Products Fund II (VIP II); and Growth & Income, Balanced and Growth Opportunities Portfolios are diversified funds of Variable Insurance Products Fund III (VIP III). VIP, VIP II, and VIP III are open-end management investment companies organized as Massachusetts business trusts on November 13, 1981, March 21, 1988, and July 14, 1994, respectively. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity or BT.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the funds will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account in proportion to the voting instructions received. With respect to funds of VIP and VIP II, your insurance company is entitled to one vote for each share it owns. With respect to funds of VIP III, the number of votes your insurance company is entitled to is based upon the dollar value of its investment. For a further discussion, please refer to your insurance company's separate account prospectus.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles their business affairs and, with the assistance of affiliates for certain funds, chooses their investments. Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will select certain types of investments for Asset Manager, Asset Manager: Growth, and Balanced Portfolios. Beginning January 1, 1999, FIMM will have primary responsibility for providing investment management services for Investment Grade Bond Portfolio.
(small solid bullet) FIMM has primary responsibility for providing investment management services for Money Market Portfolio.
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Contrafund, and Overseas Portfolios.
(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Contrafund, and Overseas Portfolios. (CHECKMARK)

FIDELITY FACTS
Fidelity offers the broadest selection of mutual funds in the world.
(solid bullet) Number of Fidelity mutual funds: over    226
(solid bullet) Assets in Fidelity mutual funds: over $   529
billion
(solid bullet) Number of shareholder accounts: over    34     million
(solid bullet) Number of investment analysts and portfolio managers:
over    265
(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for Overseas
Portfolio.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for Overseas Portfolio.




Barry Coffman is Vice President and manager of VIP: High Income Portfolio, which he has managed since August 1990. He also co-manages other Fidelity funds. Mr. Coffman joined Fidelity as an analyst in 1986.
Dick Habermann is Vice President and lead manager of VIP II: Asset Manager Portfolio and VIP II: Asset Manager: Growth Portfolio, both of
which he has managed since March 1996.    Other Fidelity investment
professionals assist Mr. Habermann in selecting investments within
each asset class for the funds.     He also manages several other
Fidelity funds. Previously, he was division head for international equities and director of international research from 1991 to 1996.
   He     joined Fidelity in 1968.
John Avery is manager of VIP III: Balanced Portfolio, which he has
managed since    January     199   8; he had been associate manager of
the fund since September 1997    . He also manages another Fidelity
fund. Mr. Avery joined Fidelity as an analyst in 1995. Previously, he was an analyst for Putnam Investments from 1993 to 1994. Mr. Avery received his MBA from The Wharton School at the University of Pennsylvania in 1993.
Kevin Grant is Vice President and manager of VIP II: Investment Grade Bond Portfolio, which he has managed since February 1997. He also is Vice President of VIP III: Balanced Portfolio and manager of its fixed-income investments since March 1996. He also manages several
other Fidelity funds.    Mr. Grant joined Fidelity as a portfolio
manager in 1993.
Stephen Petersen is Vice President and manager of VIP: Equity-Income Portfolio, which he has managed since January 1997. He also manages another Fidelity fund. Since joining Fidelity in 1980, Mr. Petersen has worked as an analyst and manager.
   Steven Kaye is Vice President and manager of VIP III: Growth & Income Portfolio, which he has managed since April 1998. He also manages another Fidelity fund. Since joining Fidelity in 1985, Mr. Kaye has worked as an analyst, manager, and assistant director of equity research.
   Louis Salemy is associate manager of VIP III: Growth & Income Portfolio, which he has managed since April 1998. Previously, he managed other Fidelity funds. Since joining Fidelity in 1992, Mr. Salemy has worked as an analyst, manager, and portfolio assistant. George Vanderheiden is Vice President and manager of VIP III: Growth Opportunities Portfolio, which he has managed since January 1995. He also manages several other Fidelity funds. Mr. Vanderheiden joined
Fidelity in 1971    and     has worked as a portfolio manager since
1980.
   Charles Mangum will provide assistance in managing VIP III: Growth Opportunities Portfolio from time to time. He also manages another Fidelity fund. Since joining Fidelity in 1990, Mr. Mangum has worked as an analyst and manager.
Will Danoff is Vice President and manager of VIP II: Contrafund
Portfolio, which he has managed since    inception    . He also
manages another Fidelity fund. Since joining Fidelity in 1986, Mr. Danoff has worked as an analyst and manager.
   Jason Weiner is associate manager of VIP II: Contrafund Portfolio, which he has managed since April 1998. He also manages another Fidelity fund. Since joining Fidelity in 1991, Mr. Weiner has worked as an analyst and manager.
Jennifer Uhrig is Vice President and manager of VIP: Growth Portfolio, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.
Richard Mace is Vice President and manager of VIP: Overseas Portfolio, which he has managed since March 1996. He also manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as an analyst and manager.
Each fund has an investment objective similar to that of an existing Fidelity fund. Money Market Portfolio is most similar to Fidelity Cash Reserves; High Income Portfolio is most similar to Spartan High Income Fund; Equity-Income Portfolio is most similar to Fidelity Equity-Income Fund; Growth Portfolio is most similar to Fidelity Growth Company Fund; Overseas Portfolio is most similar to Fidelity Overseas Fund; Investment Grade Bond Portfolio is most similar to Fidelity Investment Grade Bond Fund; Asset Manager Portfolio is most similar to Fidelity Asset Manager; Index 500 Portfolio is most similar to Spartan Market Index Fund; Contrafund Portfolio is most similar to Fidelity Contrafund; Asset Manager: Growth Portfolio is most similar to Fidelity Asset Manager: Growth; Growth & Income Portfolio is most similar to Fidelity Growth & Income Portfolio; Balanced Portfolio is most similar to Fidelity Advisor Balanced Fund; and Growth Opportunities Portfolio is most similar to Fidelity Advisor Growth
Opportunities Fund. The performance of a separate account    investing
in a fund is not expected to be the same as the performance of the
fund due in part to dissimilarities in their     investments. Various
insurance-related costs at the insurance company's separate account will also affect performance.
Each fund sells its shares to separate accounts of insurance companies that are both affiliated and unaffiliated with FMR. Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to arise, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for Initial Class of each fund.
FMR Corp. is the ultimate parent company of FMR, FIMM, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL) is the parent company of FIIA and FIIA(U.K.)L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
BT AND ITS AFFILIATES
Index 500 Portfolio is managed by FMR, which handles its business affairs. BT, Index 500 Portfolio's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees, reviews the sub-adviser's performance of its duties. BT also acts as Index 500 Portfolio's custodian.
BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation.
BT, subject to the supervision and direction of the Board of Trustees
and FMR, makes investment decisions for Index 500    Portfolio, places
orders to buy, sell and lend the fund's in    vestments, and manages
the fund in accordance with its investment objective and policies. BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as sub-adviser. BT places orders for portfolio transactions with broker-dealers and other firms of its choosing, which may include affiliates of BT or FMR.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FMR and BT may use their broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The value of the funds' investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.
The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.
Funds which invest in foreign securities have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for funds that invest in emerging markets. Also, because certain of the funds' investments are denominated in foreign currencies, changes in the value of foreign
currencies can significantly affect a fund's    share price. FMR (BT
for Index 500 Portfolio) may use a variety     of investment
techniques to either increase or decrease a fund's investment exposure to any currency.
   FMR (BT for Index 500 Portfolio) may use various     techniques to
hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as intended. When fund shares are redeemed, they may be worth more or less than their original cost.
   FMR (BT for Index 500 Portfolio) normally invests each     fund's
assets according to its investment strategy. High Income, Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Index 500, Growth & Income, Growth Opportunities, Contrafund, Growth, and Overseas Portfolios also reserve the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes. Overseas Portfolio may invest in short-term debt securities and money market instruments for cash management purposes. Investment Grade Bond Portfolio reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
MONEY MARKET PORTFOLIO
The fund seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term securities. The fund invests only in high-quality U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. The fund also may enter into reverse repurchase agreements.
The fund complies with industry-standard requirements on the quality, maturity, and diversification of its investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of an investment) to change.
The fund earns income at current money market rates. It    stresses
income, preservation of capital, and liquidity, and does     not seek
the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.
   It is important to note that neither the fund nor its yield is insured or guaranteed by the U.S. Government.
INVESTMENT GRADE BOND PORTFOLIO
The fund seeks as high a level of current income as is consistent with the preservation of capital by investing primarily in a broad range of fixed-income securities. FMR normally invests at least 65% of the fund's total assets in investment-grade, fixed-income securities such as bonds, notes and debentures.
In managing the fund, FMR selects a benchmark index    that     is
representative of the universe of securities in which the fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments. The benchmark index for the fund is the Lehman Brothers Aggregate Bond Index, a market value weighted benchmark of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the Index. As of December 31, 1997, the dollar-weighted average maturities of the fund and the Index
were approximately    7.9     and    8.68     years, respectively.
FMR allocates assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which the fund invests. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
HIGH INCOME PORTFOLIO
The fund seeks high current income by investing primarily in all types of income-producing debt securities, preferred stocks, and convertible securities. FMR normally invests at least 65% of the fund's total assets in these securities. In choosing investments, the fund also considers growth of capital. The fund may also invest in futures contracts and other derivatives to adjust its investment exposure. Although the fund has no limits on the quality and maturity of its investments, its strategy typically leads to lower-quality, fixed-income securities. These investments may present the risk of default or may be in default. If consistent with its investment objective, however, the fund can also invest in common stocks, other equity securities, and debt securities not currently paying interest but which are expected to do so in the future. Performance is also especially affected by individual company news. The success of the fund's investment strategy depends on FMR's analysis of a company's relative values and its potential for success in light of its current financial situation, its industry position, economic conditions, and interest rate trends.
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
Each fund seeks to achieve its investment objective by allocating its assets among stocks, bonds, short-term and money market instruments, and other instruments of U.S. and foreign issuers. Each fund, however, has a different objective and pursues its objective by investing within different asset allocation ranges.
ASSET MANAGER seeks high total return with reduced risk over the long term.
ASSET MANAGER: GROWTH seeks to maximize total return over the long term.
Each fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes. FMR has the ability to allocate each fund's assets within specified ranges. Each fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
ASSET MANAGER
 Range Neutral mix
STOCK CLASS 30-70% 50%
BOND CLASS 20-60% 40%
SHORT-TERM/MONEY MARKET CLASS 0-50% 10%
Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds, and short-term and money market instruments.
ASSET MANAGER: GROWTH
 Range Neutral mix
STOCK CLASS 50-100% 70%
BOND CLASS 0-50% 25%
SHORT-TERM/MONEY MARKET CLASS 0-50% 5%
Asset Manager: Growth's more aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term and money market instruments, its return may not be as high as a fund that invests only in stocks.
Because the funds are subject to the risks of each investment type, the funds and their performance are affected by many factors.
In pursuit of each fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews each fund's allocations and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Under normal circumstances, a single reallocation will not involve more than 10% of Asset Manager's total assets or more than 20% of Asset Manager:
Growth's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to a fund.
Each fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
BALANCED PORTFOLIO
The fund seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.
FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other fixed-income securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).
The fund may buy securities that are not currently paying income but offer prospects for future income. The fund may invest in securities of foreign issuers. In selecting investments for the fund, FMR will consider such factors as the issuer's financial strength, its outlook for increased dividend or interest payments, and the potential for capital gains.
EQUITY-INCOME PORTFOLIO
The fund seeks reasonable income by investing primarily in income-producing equity securities. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds. The fund seeks a yield that exceeds the yield on the securities comprising the S&P 500. The fund does not expect to invest in debt securities of companies that do not have proven earnings or credit. When choosing the fund's investments, FMR also considers the potential for capital appreciation.
INDEX 500 PORTFOLIO
The fund seeks to provide investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States.
To achieve this objective, the fund attempts to duplicate the composition and total return of the S&P 500. The S&P 500 is made up of 500 common stocks, most of which trade on the New York Stock Exchange
(NYSE). Standard & Poor's (S&P) is neither an affiliate nor a sponsor of the fund, and inclusion of a stock in the index does not imply that it is a good investment. The S&P 500 is a widely recognized, unmanaged index of common stock prices. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. Total returns for the S&P 500 assume reinvestment of dividends but do not include the effect of brokerage commissions or other fees. At some time in the future FMR may, subject to shareholders' approval and 30 days' notice, select another index if such a standard of comparison is deemed to be more representative of the performance of U.S. common stocks.
Under normal conditions the fund seeks to invest at least 80% of its assets (65% if fund assets are below $20 million) in equity securities of companies that compose the S&P 500.
The fund may not always hold all of the same securities as the S&P
500. BT may choose, if extraordinary circumstances warrant, to exclude an index stock from the fund and substitute a similar stock if doing so will help the fund achieve its objective.
The fund may not track the S&P 500 perfectly. Differences between the S&P 500 and the fund's portfolio may cause differences in performance. Even if the fund's investments match the S&P 500 exactly, its returns could differ on a day-to-day basis because of differences in how the fund and the S&P 500 are valued. The fund normally values all of its investments at 4:00 p.m. Eastern time. The S&P 500 is valued by its sponsor, who may use different closing prices than the fund does. In addition, the fund's ability to replicate the S&P 500's returns will depend to some extent on transaction costs and the size and frequency of cash flows into and out of the fund.
The fund seeks to achieve a 98% or better correlation between its total return and the total return of the S&P 500. BT uses an indexing technique to structure the fund's portfolio similarly to that of the S&P 500. FMR monitors correlation between the performance of the fund and that of the S&P 500 on a monthly basis. Correlation is measured by comparing the fund's monthly total returns to those of the S&P 500 over the most recent 36-month period. In the unlikely event that the fund cannot achieve a correlation of 98% or better, the trustees will consider alternative arrangements.
The fund may purchase short-term debt securities for cash management purposes and may use various techniques, such as stock index futures, to adjust its exposure to the S&P 500.
GROWTH & INCOME PORTFOLIO
The fund seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. The fund expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.
GROWTH OPPORTUNITIES PORTFOLIO
The fund seeks capital growth by investing primarily in common stocks and securities convertible into common stocks. FMR normally invests at least 65% of the fund's total assets in securities of companies that FMR believes have long-term growth potential. Although the fund invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The fund may invest in foreign securities without limitation.
CONTRAFUND PORTFOLIO
The fund seeks capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the public. The fund normally invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in other types of securities.
The types of companies the fund may invest in include:
(small solid bullet) companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing;
(small solid bullet) companies whose earnings potential has increased or is expected to increase more than generally perceived;
(small solid bullet) companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; or
(small solid bullet) companies that are undervalued in relation to securities of other companies in the same industry.
The fund's strategy can lead to investments in small and medium-sized companies, which carry more risk than larger ones. These companies, especially small-sized ones, may rely on limited product lines and markets, financial resources, or other factors. This may make them more susceptible to setbacks or downturns.
GROWTH PORTFOLIO
The fund seeks capital appreciation by investing primarily in common stocks. The fund, however, is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The fund does not place any emphasis on dividend income from its investments, except when FMR believes this income will have a favorable influence on the market value of the security. Growth may be measured by factors such as earnings or gross sales.
Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities. Often, these domestic and foreign companies are small and mid-sized companies that have higher than average price/earnings (P/E) ratios. A high P/E ratio means that the stock is more expensive than average relative to the company's earnings. However, companies with strong growth potential may also be larger companies that hold a strong industry or market position.
OVERSEAS PORTFOLIO
The fund seeks long-term growth of capital by investing primarily in foreign securities. The fund defines foreign securities as securities of issuers whose principal activities are located outside the United States. Normally, at least 65% of the fund's total assets will be invested in foreign securities. The fund may also invest in U.S. issuers.
The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, expects to invest primarily in equity securities, but may also invest in debt securities of any quality.
This broadly diversified fund increases diversification by spreading investments among securities of both developed and emerging markets, different countries and geographic regions.
FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings.
International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets. Also, because many of the fund's investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect the fund's share price. FMR may use a variety of investment techniques to either increase or decrease the fund's exposure to any currency.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of
instruments in which a fund may invest, strategies FMR    (BT for
Index 500 Portfolio) may employ in pursuit of a fund's     investment
objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
   FMR (BT for Index 500 Portfolio) may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each fund
   (other than Money Market Portfolio) may not purchase more     than
10% of the outstanding voting securities of a single issuer.    For
Index 500 Portfolio, this limitation does not apply to s    ecurities
of other investment companies.
   High Income Portfolio may invest up to 20% of its total assets in common stocks and other equity securities.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for or to sell these securities.
The default rate of lower-quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. If an issuer defaults, the fund may try to protect the interests of security holders if it determines such action to be in the best interest of its shareholders.
The table on page         provides a summary of ratings assigned to
debt holdings (not including money market instruments) in certain of the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1997, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
RESTRICTIONS: For each of Balanced, Equity-Income, Growth & Income,
Growth Opportunities, Contrafund, Growth, and Over   seas Portfolios,
purchase of a debt security is consistent     with the fund's debt
quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's) or rated in the equivalent categories by Standard & Poor's (S&P), or is unrated but judged by FMR to be of equivalent quality.
   For each of Asset Manager and Asset Manager: Growth Portfolios, purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's, S&P, Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch IBCA, Inc. (Fitch), or is unrated but judged by FMR to be of equivalent quality.
   Each of Growth and Contrafund Portfolios currently intends to limit its investments in lower than Baa-quality debt securities to 5% of its assets.
Each of Equity-Income, Asset Manager: Growth, Asset Manager, Overseas,
Growth & Income, Balanced, and Growth Opportunities    Portfolios
currently intends to limit its investments in lower than
Baa-quality debt securities to less than 35% of its assets.
Investment Grade Bond Portfolio normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities. A security is considered to be investment-grade if it is rated investment-grade by Moody's, S&P, Duff & Phelps, or Fitch, or is unrated but judged by FMR to be of equivalent quality.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates. Money market securities may be structured or may employ a trust or similar structure so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies;
withholding or other taxes; trading, settlement, custodial   ,     and
other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.
RESTRICTIONS: FMR limits the amount of each of High Income, Equity-Income, Growth, Investment Grade Bond, Asset Manager and Index 500 Portfolios' assets that may be invested in foreign securities to 50%.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight is generally less than in more developed markets. Emerging market economies may be subject to greater social, economic, regulatory, and political uncertainties. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
FISCAL YEAR ENDED    DECEMBER 31,     1997 DEBT HOLDINGS, BY RATING
 MOODY'S
 INVESTORS SERVICE STANDARD & POOR'S
 (as a % of investments) (as a % of investments)
 Rating Average of total investments Rating Average of total investments
INVESTMENT High Asset Asset Mgr:  Equity- Growth & Growth   High Asset
Asset Mgr:  Equity- Growth &  Growth
GRADE Income Manager Growth Balanced Income Income Opps Overseas Income Manager Growth Balanced Income Income Opps Overseas
Highest quality Aaa    0.99 16.67 5.95 18.23 0.00 0.00 12.47 0.00
AAA    0.99 16.55 6.01 17.91 0.00 0.00 12.47 0.00
High quality Aa    0.00 0.72 0.23 1.27 0.05 0.00 0.00 0.28     AA
   0.00 0.24 0.08 0.50 0.00 0.00 0.00 0.00
Upper-medium
grade A    0.00 3.65 1.06 3.18 0.08 0.08 0.00 0.00     A    0.00 3.41
1.01 2.99 0.08 0.16 0.00 0.19
Medium grade Baa    0.00 4.12 1.41 3.37 0.19 0.15 0.00 0.00     BBB
   0.59 5.96 2.06 5.10 0.30 0.35 0.00 0.00
LOWER  QUALITY
Moderately
 speculative Ba    6.41 3.00     2.62    1.30 0.35 0.59 0.00 0.00
BB    7.85 1.66 2.35 0.59 0.17 0.34 0.00 0.00
Speculative B    49.29 4.18     5.54    2.47 0.75 0.15 0.00 0.00     B
   49.18 3.99 5.40 2.51 0.53 0.12 0.00 0.00
Highly speculative Caa    7.14 0.23 0.25 0.26 0.00 0.00 0.00 0.00
CCC    5.08 0.37 0.45 0.22 0.04 0.00 0.00 0.00
Poor quality Ca    0.02 0.00 0.00 0.00 0.00 0.00 0.00 0.00     CC
   0.45 0.01 0.01 0.02 0.00 0.00 0.00 0.00
Lowest quality,
no interest C    0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00     C    0.00
0.00 0.00 0.00 0.00 0.00 0.00 0.00
In default, in arrears -    0.00 0.00 0.00 0.00 0.00 0.00 0.00
0.00     D    0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00

REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS. THE FUNDS DO NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH THEIR DEBT QUALITY POLICIES.
SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO    3.79    % OF
HIGH INCOME'S,    0.52    % OF ASSET MANAGER'S,    0.56    % OF ASSET
MANAGER: GROWTH'S,    0.22    % OF BALANCED'S,    0.02    % OF
EQUITY-INCOME'S,
   0.00    % OF GROWTH & INCOME'S,    0.00    % OF GROWTH
OPPORTUNITIES', AND    0.14    % OF OVERSEAS' INVESTMENTS. THESE
PERCENTAGES MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING
ORGANIZATIONS, AS WELL AS UNRATED SECURITIES. UNRATED LOWER-QUALITY
SECURITIES AMOUNTED TO    3.79    % OF HIGH INCOME'S,    0.45    % OF
ASSET MANAGER'S,    0.54    % OF ASSET MANAGER: GROWTH'S,    0.22    %
OF BALANCED'S,
   0.02    % OF EQUITY-INCOME'S,    0.00    % OF GROWTH & INCOME'S,
   0.00    % OF GROWTH OPPORTUNITIES', AND    0.14    % OF OVERSEAS'
INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a
benchmark rate changes. These interest rate adjustments    may be
designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in the U.S. markets.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets. PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return
charac   teristics of a fund's portfolio of investments. For Index 500
Portfolio,     BT can use these practices in its effort to track the
return of the    S&P 500. If FMR (BT for Index 500 Portfolio) judges
market     conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be
   determined by FMR (BT for Index 500 Portfolio), under the supervision of the Board of Trustees (and FMR), to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: Each of Money Market, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Index 500, Growth & Income, Growth Opportunities, Contrafund, and Growth Portfolios may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. Each of High Income and Overseas Portfolios may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
WARRANTS are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The price of a warrant tends to be more volatile than the price of its underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS.    Money Market Portfolio will invest more than 25%
of its total assets in the financial services industry.
OTHER INSTRUMENTS may include securities of closed-end investment companies, real estate-related instruments, convertible securities, and preferred stocks.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. Index 500 Portfolio may also invest in similar money market funds managed by BT or other investment managers. A major change in interest rates or a default on a money market fund's investments could cause its share price to change.
RESTRICTIONS: Money Market Portfolio does not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: Money Market Portfolio may not invest more than 5% of its total assets in any one issuer, except that the fund may invest up to 10% of its total assets in certain other money market funds and in the highest quality securities of a single issuer for up to three business days. These limitations do not apply to U.S. Government securities.
With respect to 75% of its total assets, each of Investment Grade Bond, High Income, Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Index 500, Growth & Income, Growth Opportunities, Contrafund, Growth, and Overseas Portfolios may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities or, for Index 500 Portfolio, to securities of other investment companies.
Each fund (other than Money Market Portfolio) may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS:    Each fund (other than Money Market Portfolio)     may
borrow only for temporary or emergency purposes, but not in an amount
exceeding 331/3% of its total assets. Money Market    Portfolio may
borrow only for temporary or emergency purposes,     or engage in
reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. For Index 500 Portfolio, BT receives a portion of securities lending income as a sub-advisory fee. Securities lending could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, each fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your insurance company's separate account prospectus. FUNDAMENTAL INVESTMENT POLICIES AND
RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.
INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital.
HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.
ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.
ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
BALANCED PORTFOLIO seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.
EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.
INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.
GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.
GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks.
CONTRAFUND PORTFOLIO seeks long-term capital appreciation.
GROWTH PORTFOLIO seeks to achieve capital appreciation.
OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities.
With respect to 75% of its total assets, each fund (other than Money
Market    Portfolio    ) may not purchase a security if, as a result,
more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of
a single issuer.    These     limitation   s     do not apply to U.S.
Government securities or, for Index 500 Portfolio, to securities of other investment companies.
Each fund (other than Money Market    Portfolio    ) may not invest
more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities. Money Market Portfolio
will invest more than    25    % of its total assets in the financial
services industry.
Each fund (other than Money Market    Portfolio    ) may borrow only
for temporary or emergency purposes, but not in an amount exceeding
33% of its total assets. Money Market    Portfolio may borrow only for
temporary or emergency p    urposes, or engage in reverse repurchase
agreements, but not in an amount exceeding 33% of its total assets. Loans, in the aggregate, may not exceed 33% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily
operations. Expenses paid out of    a     class's assets are reflected
in that class's share price.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services for Money Market, High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Contrafund, and Overseas Portfolios. FMR and Index 500 Portfolio pay sub-advisory fees to BT for managing the fund's investments, administering its securities lending program, and for custodial services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month.
The fee for each fund (other than Money Market and Index 500
   Portfolios) is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.
The fee for Money Marke   t Portfolio     is calculated by multiplying
the sum of two components by the fund's average net assets and adding an income-based fee. One component, the group fee rate, is discussed below. The other component, the individual fund fee rate, is 0.03%. The income-based fee is 6% of the fund's gross income in excess of a 5% yield and cannot rise above 0.24% of the fund's average net assets.
The management and sub-advisory fees for Index 500    Portfolio
are calculated and paid every month to FMR and BT, respectively. Index
500    Portfolio     pays the fees at the annual rate of 0.24% of its
average net assets. Th   ese     fee   s     include a management fee
of 0.24% payable to FMR and an estimated sub-advisory fee of less than 0.01% payable to BT (representing 40% of net income from securities lending).
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, and Overseas Portfolios, or 0.37% for Money Market, High Income, and Investment Grade Bond Portfolios, and it drops as total assets under management increase.
   For December 1997, the group fee rate for each of Money Market, Investment Grade Bond, and High Income Portfolios was 0.14%, and the group fee rate for each of Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, and Overseas Portfolios was 0.29%.
   The individual fund fee rate for Balanced Portfolio is 0.15%. The individual fund fee rate for each of Equity-Income and Growth & Income Portfolios is 0.20%. The individual fund fee rate for Asset Manager Portfolio is 0.25%. The individual fund fee rate for each of Investment Grade Bond, Asset Manager: Growth, Growth Opportunities, Contrafund, and Growth Portfolios is 0.30%. The individual fund fee rate for each of High Income and Overseas Portfolios is 0.45%.
The following table states the    total     management fee   , as a
percentage of a fund's average net assets, for each fund     for the
fiscal year ended December 31, 1997:
Fund                             Total
                                 Management
                                 Fee

Money Market Portfolio           0.   21    %

Investment Grade Bond Portfolio  0.   44    %

High Income Portfolio            0.   59    %

Asset Manager Portfolio          0.   55    %

Asset Manager: Growth Portfolio  0.   60    %

Balanced Portfolio               0.   45    %

Equity-Income Portfolio          0.   50    %

Index 500 Portfolio              0.   27[A]

Growth & Income Portfolio        0.   49    %

Growth Opportunities Portfolio   0.   60    %

Contrafund Portfolio             0.   60    %

Growth Portfolio                 0.   60    %

Overseas Portfolio               0.   75    %

   [A]     EFFECTIVE DECEMBER 1, 1997, THE FUND'S MANAGEMENT FEE RATE
WAS REDUCED FROM 0.28% TO 0.24%.
FMR HAS SUB-ADVISORY AGREEMENTS with three affiliates: FMR U.K., FMR Far East, and FIIA. FIIA in turn has a sub-advisory agreement with
FIIA(U.K.)L.    These sub-advisers are compensated for providing FMR
with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
   For the fiscal year ended December 31, 1997, FMR, on behalf of each of Asset Manager: Growth, Balanced, Growth & Income, and Growth Opportunities Portfolios, paid FMR U.K. and FMR Far East fees equal to less than 0.01% of the fund's average net assets. For the fiscal year ended December 31, 1997, FMR, on behalf of Asset Manager Portfolio, paid FMR U.K. and FMR Far East fees equal to 0.01% and less than 0.01%, respectively, of the fund's average net assets. For the fiscal year ended December 31, 1997, FMR, on behalf of Contrafund Portfolio, paid FMR U.K. and FMR Far East fees equal to 0.01% and 0.01%, respectively, of the fund's average net assets. For the fiscal year ended December 31, 1997, FMR, on behalf of Overseas Portfolio, paid FMR U.K. and FMR Far East fees equal to 0.05% and 0.05%, respectively, of the fund's average net assets. For the fiscal year ended December 31, 1997, FMR paid no fees to FMR U.K. or FMR Far East on behalf of High Income Portfolio, or to FIIA on behalf of Overseas Portfolio. FIMM is Money Market Portfolio's sub-adviser and has primary responsibility for managing its investments. FMR is responsible for providing other management services. FMR pays FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. FMR paid FMR Texas Inc., the predecessor company to FIMM, a fee equal
to    0.10    % of Money Market Portfolio's average net assets for the
fiscal year ended December 31, 1997.
Beginning January 1, 1999, FIMM will select certain investments for Asset Manager, Asset Manager: Growth, and Balanced Portfolios. FMR will pay FIMM a fee equal to 50% of its management fee (before expense reimbursements) with respect to each fund's investments that FIMM manages.
Beginning January 1, 1999, FIMM will have primary responsibility for managing Investment Grade Bond Portfolio's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.
BT is Index 500 Portfolio's sub-adviser under an agreement with FMR and the fund. For providing investment management, securities lending, and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the fund's average net assets. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
OTHER EXPENSES
While management fees and sub-advisory fees, as applicable, are a significant component of the funds' annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing, and shareholder servicing functions for Initial Class of each fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for Initial Class of each fund, maintains the general accounting records for each fund, and (except for Money Market and Index 500 Portfolios) administers the securities lending program for each fund.
For the fiscal year ended December 31, 1997, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
Fund                             Transfer Agency   Pricing and
                                 Fees Paid by      Bookkeeping Fees
                                 Initial Class
                                                   Paid by Fund

Money Market Portfolio           0.07%             0.0   1    %

Investment Grade Bond Portfolio  0.08%             0.0   4    %

High Income Portfolio            0.07%             0.0   4    %

Asset Manager Portfolio          0.07%             0.0   2    %

Asset Manager: Growth Portfolio  0.07%             0.   06    %

Balanced Portfolio               0.07%             0.0   6    %

Equity-Income Portfolio          0.07%                0.01%

Index 500 Portfolio              0.07%                0.04%

Growth & Income Portfolio        0.07%             0.   06    %

Growth Opportunities Portfolio   0.07%             0.0   5    %

Contrafund Portfolio             0.07%             0.0   2    %

Growth Portfolio                 0.07%             0.0   1    %

Overseas Portfolio               0.07%             0.   04    %

The following figures are based on historical expenses   ,
adjusted to reflect current fees, of Initial Class of each fund and are calculated as a percentage of average net assets of Initial Class of each fund.
Fund                             Total operating
                                 expenses

Money Market Portfolio              0.31%

Investment Grade Bond Portfolio     0.58%

High Income Portfolio               0.71%

Asset Manager Portfolio             0.65%

Asset Manager: Growth Portfolio     0.77%

Balanced Portfolio                  0.61%

Equity-Income Portfolio             0.58%

Index 500 Portfolio                 0.28%

Growth & Income Portfolio           0.70%

Growth Opportunities Portfolio      0.74%

Contrafund Portfolio                0.71%

Growth Portfolio                    0.69%

Overseas Portfolio                  0.92%

A portion of the brokerage commissions that certain funds pay is used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Initial Class operating expenses
presented in the    preceding     table would have been:
Fund                             Initial Class

Asset Manager Portfolio             0.64%

Asset Manager: Growth Portfolio     0.76%

Balanced Portfolio                  0.60%

Equity-Income Portfolio             0.57%

Growth Opportunities Portfolio      0.73%

Contrafund Portfolio                0.68%

Growth Portfolio                    0.67%

Overseas Portfolio                  0.90%

FMR has voluntarily agreed to reimburse Initial Class of certain funds to the extent that total operating expenses (with the
exceptions noted below), as a percentage of its average     net
assets, exceed the following rates:
Fund                             Initial Class  Effective Date

Investment Grade Bond Portfolio  0.80%          12/5/88

High Income Portfolio            1.00%          9/19/85

Asset Manager Portfolio          1.25%          1/1/90

Asset Manager: Growth Portfolio  1.00%          1/3/95

Balanced Portfolio               1.50%          1/3/95

Equity-Income Portfolio          1.50%          10/9/86

Index 500 Portfolio                 0.28%       8/27/92

Growth & Income Portfolio           1.00%       12/31/96

Growth Opportunities Portfolio   1.50%          1/3/95

Contrafund Portfolio             1.00%          1/3/95

Growth Portfolio                 1.50%          10/9/86

Overseas Portfolio               1.50%          1/28/87

If these agreements were not in effect, total operating ex   penses,
as a percentage of average net assets, of Initial Class of Index 500 Portfolio would have been 0.40%.
Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses. In addition, for
Index 500    Portfolio    , sub-advisory fees paid by the fund
associated with securities lending are not eligible for reimbursement. Each fund also pays other expenses, such as legal, audit, and
   (except Index 500 Portfolio) custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
Initial Class shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Each Plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of Initial Class shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, Initial Class shares. Currently, the Board of Trustees of each fund has authorized such payments.
The following table states each fund's (except Money Market
Portfolio's)    portfolio turnover rate for the fiscal year ended
December 31, 1997. These rates vary from year to year. High turnover
rates increase transaction costs.     FMR considers this effect when
evaluating the anticipated benefits of short-term investing.
Fund                             Portfolio
                                 Turnover Rate

Investment Grade Bond Portfolio     191%

High Income Portfolio               118%

Asset Manager Portfolio             101%

Asset Manager: Growth Portfolio     90%

Balanced Portfolio                  98%

Equity-Income Portfolio             44%

Index 500 Portfolio                 9%

Growth & Income Portfolio           81%

Growth Opportunities Portfolio      26%

Contrafund Portfolio                142%

Growth Portfolio                    113%

Overseas Portfolio                  67%

PERFORMANCE
A fund's total return and/or yield may be quoted in advertising in accordance with current law and interpretations thereof.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to policyholders. This difference may be significant for funds whose investments are denominated in foreign currencies. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.
SEVEN-DAY YIELD illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
Other illustrations of equity fund performance may show moving averages over specified periods.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For additional performance information, contact your insurance company for a free annual report.
TOTAL RETURNS AND YIELDS QUOTED FOR A CLASS INCLUDE THE CLASS'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUNDS MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a fund's performance to that of other mutual funds.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
ACCOUNT POLICIES


DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the funds will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividend or capital gain distributions from any fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.
Each fund is treated as a separate entity for federal income tax purposes. Each fund intends to pay out all of its net investment income and net realized capital gains, if any, for each year. Dividends from Money Market Portfolio are declared daily and paid monthly. Investment Grade Bond, High Income, Asset Manager, Asset
Manager: Growth, Balanced, Equity-Income, Index 500, Growth & Income, Growth Opportunities, Contrafund, Growth, and Overseas Portfolios will distribute any dividends at least annually. Normally, net realized capital gains, if any, are distributed each year for a fund. Such income and capital gain distributions from a fund are automatically reinvested in additional shares of the same class of the fund. Each
fund (except Money    Market Portfolio) makes dividend and capital
gain distributions     on a per-share basis for each class. After each
distribution from a fund, the fund's share price drops by the amount of the distribution. Because dividend and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates    Initial C    lass's NAV as
of the close of business of the NYSE, normally 4:00 p.m. Eastern time. A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.
   Money Market Portfolio's assets are valued on the basis of
amortized cost. This method minimizes the effect of changes    in a
security's market value and helps Money Market Portfolio     maintain
a stable $1.00 share price.
   Each fund's (other than Money Market Portfolio's) assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the affect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations and information furnished by a pricing service are not readily
available   ,     or if the values have been materially affected by
events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
A CLASS'S OFFERING PRICE (price to buy one share) is its NAV. A class's REDEMPTION PRICE (price to sell one share) is its NAV.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time. Each fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in and redeem from a fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the funds each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more funds the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' orders to a fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to a fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a fund, but in no event later than 7 days following receipt of instructions. Each fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
INDEX 500 PORTFOLIO is not sponsored, endorsed, sold, or promoted by S&P. S&P makes no representation or warranty, express or implied, to participants in the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500, which is determined, composed, and calculated by S&P without regard to the Licensee or the fund. S&P has no obligation to take the needs of the Licensee or the participants in the fund into consideration in determining, composing, or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Licensee, participants in the fund, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. "Standard & Poor's(registered trademark)," "S&P(registered trademark)," "S&P 500(registered trademark)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by FDC.
This prospectus is printed on recycled paper using soy-based inks.

VARIABLE INSURANCE PRODUCTS FUND III
Service Class
CROSS REFERENCE SHEET
Form N-1A Item Number
Part A  Prospectus Caption

1  a,b  Cover Page
2  a,b,c  *
3  a  Financial Highlights
   b  *
   c  *
   d  Performance
4  a(i)  Charter
   a(ii), b,c  Who May Want to Invest; Investment Principles and
Risks; Securities and Investment Practices
5  a  Charter
   b(i)  The Funds at a Glance; FMR and Its Affiliates
   b(ii) (iii),c  The Funds at a Glance; FMR and Its
  Affiliates; Breakdown of Expenses
   d  FMR and Its Affiliates; Breakdown of Expenses
   e  Breakdown of Expenses
   f,g  FMR and Its Affiliates; Breakdown of Expenses
5A   *
6  a(i) (ii)  Charter; FMR and Its Affiliates; Transaction Details
   a(iii)  *
   b  FMR and Its Affiliates
   c,d  *
   e  Cover Page; Transaction Details
   f,g  Distributions and Taxes
   h  Who May Want to Invest
7  a  FMR and Its Affiliates
   b (i) (ii)  Financial Highlights; Transaction Details
   b (iii) (iv) (v)  *
   c,d,e  *
   f  Other Expenses
8  a  Transaction Details
   b,c  *
   d  Transaction Details
9  *
_______________
*  Not Applicable




Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the goal of one or more of the funds matches your own.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated April 30, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at
1-800-544-   1916,     or your insurance company.
Shares of each fund may be purchased only by the separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. Particular funds may not be available in your state due to various insurance regulations. Please check with your insurance company for available funds. Inclusion in
this prospectus of a fund    that     is not available in your state
is not to be considered a solicitation. Please read this prospectus in conjunction with the prospectus of the separate account of the
specific insurance product    that     accompanies this prospectus and
keep them on file for future reference.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
VIP/VIPII/VIPIIISC-PRO-0498
   700548
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
HIGH INCOME PORTFOLIO MAY INVEST SIGNIFICANTLY IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES.

VARIABLE
INSURANCE
PRODUCTS
FUNDS
SERVICE CLASS
Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the Trusts) are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies. The Trusts currently offer Service Class shares of the following funds:
INCOME FUND
High Income Portfolio
ASSET ALLOCATION FUNDS
Asset Manager Portfolio
Asset Manager: Growth Portfolio
GROWTH & INCOME AND GROWTH FUNDS
Balanced Portfolio
Equity-Income Portfolio
Growth & Income Portfolio
Growth Opportunities Portfolio
Contrafund Portfolio
Growth Portfolio
Overseas Portfolio
PROSPECTUS
APRIL 30, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS



KEY FACTS               2       THE FUNDS AT A GLANCE

                        4       WHO MAY WANT TO INVEST

                        6       FINANCIAL HIGHLIGHTS A summary of each fund's financial
                                data.

THE FUNDS IN DETAIL     11      CHARTER How each fund is organized.

                        12      INVESTMENT PRINCIPLES AND RISKS Each fund's overall
                                approach to investing.

                        16 BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

                        19      PERFORMANCE

ACCOUNT POLICIES        20      DISTRIBUTIONS AND TAXES

                        20      TRANSACTION DETAILS Share price calculations and the
                                timing of purchases and redemptions.

                        20      APPENDIX


KEY FACTS


THE FUNDS AT A GLANCE
The funds contained in this prospectus are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose certain types of investments for Asset Manager, Asset Manager: Growth, and Balanced Portfolios.
INCOME FUND
HIGH INCOME PORTFOLIO
GOAL: High current income.
STRATEGY: Invests mainly in high-yielding debt securities, with an emphasis on lower-quality securities.
SIZE: As of December 31, 1997, the fund had over    $2.3     billion
in assets.
ASSET ALLOCATION FUNDS
ASSET MANAGER PORTFOLIO
GOAL: High total return with reduced risk over the long term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 50%
(can range from
30-70%)
Row: 1, Col: 1, Value: 20.0
Row: 1, Col: 2, Value: 40.0
Row: 1, Col: 3, Value: 40.0
 Bonds 40%
(can range from 20-60%)
 Short-Term/Money Market 10%
(can range from 0-50%)
SIZE: As of December 31, 1997, the fund had over $   4.3     billion
in assets.
ASSET MANAGER: GROWTH PORTFOLIO
GOAL: Maximum total return over the long term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 70%
(can range from
50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 65.0
Row: 1, Col: 3, Value: 30.0
 Bonds 25%
(can range from 0-50%)
 Short-Term/Money Market 5%
(can range from 0-50%)
SIZE: As of December 31, 1997, the fund had over $   483     million
in assets.
GROWTH & INCOME AND GROWTH FUNDS
BALANCED PORTFOLIO
GOAL: Both income and growth of capital.
STRATEGY: Invests in a diversified portfolio of equity and fixed-income securities.
SIZE: As of December 31, 1997, the fund had over $   214     million
in assets.
EQUITY-INCOME PORTFOLIO
GOAL: Reasonable income. The fund also considers the potential for capital appreciation.
STRATEGY: Invests mainly in income-producing equity securities.
SIZE: As of December 31, 1997, the fund had over $   10.1     billion
in assets.
GROWTH & INCOME PORTFOLIO
GOAL: High total return through a combination of current income and capital appreciation.
STRATEGY: Invests mainly in equity securities of companies that pay current dividends and offer potential growth of earnings.
SIZE: As of December 31, 1997, the fund had over $   345 million
in assets.
GROWTH OPPORTUNITIES PORTFOLIO
GOAL: Capital growth.
STRATEGY: Invests primarily in common stocks and securities convertible into common stocks.
SIZE: As of December 31, 1997, the fund had over    $1.0 b    illion
in assets.
CONTRAFUND PORTFOLIO
GOAL: Capital appreciation.
STRATEGY: Invests mainly in equity securities of companies    where
value is not fully recognized by the public.
SIZE: As of December 31, 1997, the fund had over $   4.1     billion
in assets.
GROWTH PORTFOLIO
GOAL: Capital appreciation.
STRATEGY: Invests mainly in common stocks, although its investments are not restricted to any one type of security.
SIZE: As of December 31, 1997, the fund had over $   7.7     billion
in assets.
OVERSEAS PORTFOLIO
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities outside the United
States.
SIZE: As of December 31, 1997, the fund had over $   1.9     billion
in assets.
AS WITH ANY INVESTMENT OPTION, THERE IS NO ASSURANCE THAT A FUND WILL ACHIEVE ITS GOAL.
WHO MAY WANT TO INVEST
The value of each fund's investments and, as applicable, the income they generate will vary from day to day, and generally reflect changes in market conditions, interest rates, and other company, political,
   and     economic news both here and abroad. In the short-term,
stock prices can fluctuate dramatically in response to these factors. The securities of smaller, less well-known companies may be more
volatile than those of larger companies.    Bond values fluctuate
based on changes in interest rates and the credit quality of the issuer, and may be subject to prepayment risk, which can limit their price appreciation potential in periods of declining interest rates.
    Over time, however, stocks   , although more volatile,     have
shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
When fund shares are redeemed, they may be worth more or less than their original cost. An investment in any one fund is not in itself a balanced investment plan.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Service Class shares of each fund are offered at net asset value and are subject to a 12b-1 fee. Initial Class shares, the original class of shares, of each fund are offered at net asset value and are not subject to a 12b-1 fee. Because Initial Class shares are not subject to a 12b-1 fee, Initial Class shares are expected to have a higher total return than Service Class shares (excluding charges and expenses attributable to any particular insurance product). Insurance companies may obtain more information about Initial Class shares, which are not offered through this prospectus, by calling Fidelity at
   1-800-544-1916.
HIGH INCOME PORTFOLIO
The fund is designed for investors who want high current income with some potential for capital growth from a portfolio of lower-quality debt securities and income-producing equity securities. The fund may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
The funds may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term and money market instruments, and other types of securities, in one fund. Asset Manager Portfolio spreads its assets among all three asset classes moderating both its risk and return potential. Asset Manager: Growth Portfolio, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return.
Because each fund owns different types of investments, its performance is affected by a variety of factors. The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other
company, political   ,     and economic news. Performance also depends
on FMR's skill in allocating assets.
BALANCED PORTFOLIO
The fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors who seek a combination of growth and income from equity and some bond investments.
EQUITY-INCOME PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want some income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential.
GROWTH & INCOME PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.
GROWTH OPPORTUNITIES PORTFOLIO
The fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors who want to be invested in the stock market for its long-term growth potential. The fund invests for growth and does not pursue income.
CONTRAFUND PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who are looking for an investment approach that follows a contrarian philosophy. This approach focuses on companies whose values FMR believes are not fully recognized by the public.
GROWTH PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to pursue growth wherever it may arise, and who understand that this strategy often leads to investments in smaller companies. The fund invests for growth and does not pursue an income strategy.
OVERSEAS PORTFOLIO
The fund may be appropriate for investors who want to pursue their investment goals in markets outside the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.
In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory
environment, and overall economic factors in the countries in    which
a fund invests. These risks are particularly significant for funds
that invest in emerging markets. See     "INVESTMENT PRINCIPLES AND
RISKS" on page .
   A b    roadly diversified fund could be appropriate for investors first entering the international markets or those who are interested in broad participation in multiple markets around the world.

THE SPECTRUM OF FIDELITY
FUNDS
BROAD CATEGORIES OF FIDELITY FUNDS ARE PRESENTED
HERE IN ORDER OF ASCENDING RISK. GENERALLY,
INVESTORS SEEKING TO MAXIMIZE RETURN MUST
ASSUME GREATER RISK. THE FUNDS IN THIS PROSPECTUS
   ARE IN     ONE OF THE FOLLOWING CATEGORIES (   OTHER
   THAN     THE MONEY MARKET CATEGORY).
(SOLID BULLET) MONEY MARKET SEEKS INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY, SHORT-TERM INVESTMENTS.
   (RIGHT ARROW)     INCOME SEEKS INCOME BY INVESTING IN BONDS.
   (RIGHT ARROW)     ASSET ALLOCATION SEEKS HIGH TOTAL RETURN WITH
REDUCED RISK THROUGH A MIX OF STOCKS, BONDS, AND
SHORT-TERM AND MONEY MARKET INSTRUMENTS.
   (RIGHT ARROW)     GROWTH AND INCOME SEEKS LONG-TERM GROWTH
AND INCOME BY INVESTING IN STOCKS AND BONDS.
   (RIGHT ARROW)     GROWTH SEEKS LONG-TERM GROWTH BY INVESTING
MAINLY IN STOCKS.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow have been audited by
   Coopers & Lybrand L.L.P.     (High Income, Equity-Income, Growth,
and Overseas Portfolios) or    Price Waterhouse LLP     (Asset
Manager, Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, and Contrafund Portfolios), independent accountants. The funds' financial highlights, financial statements, and reports of the auditors are included in the funds' Annual Reports and are incorporated by reference into (are legally a part of) the funds' SAI.
HIGH INCOME PORTFOLIO    - SERVICE CLASS
1.Selected Per-Share Data and Ratios

2.Year ended December 31                                              1997E

3.Net asset value, beginning of period                                $ 13.380

4.Income from Investment Operations

5. Net investment income                                               .203D

6. Net realized and unrealized gain (loss)                             (.013)

7. Total from investment operations                                    .190

8.Net asset value, end of period                                      $ 13.570

9.Total returnB,C                                                      1.42%

10.Net assets, end of period (000 omitted)                            $ 2,919

11.Ratio of expenses to average net assets                             .81%A

12.Ratio of expenses to average net assets after expense reductions    .80%A,F

13.Ratio of net investment to average net assets                       10.75%A

14.Portfolio turnover                                                  118%

15.Average commission rateG                                           $ .0389

   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.
   G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   ASSET MANAGER PORTFOLIO - SERVICE CLASS
16.Selected Per-Share Data and Ratios

17.Year ended December 31                                 1997D

18.Net asset value, beginning of period                   $ 17.60

19.Income from Investment Operations

20. Net investment income                                  .10C

21. Net realized and unrealized gain (loss)                .29

22. Total from investment operations                       .39

23.Net asset value, end of period                         $ 17.99

24.Total returnB                                           2.22%

25.Net assets, end of period (000 omitted)                $ 10

26.Ratio of expenses to average net assets                 .75%A

27.Ratio of net investment income to average net assets    3.52%A

28.Portfolio turnover                                      101%

29.Average commission rateE                               $ .0408

   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
E    A F    UND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
    THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
ASSET MANAGER: GROWTH PORTFOLIO    - SERVICE CLASS
30.Selected Per-Share Data and Ratios

31.Year ended December 31                                 1997D

32.Net asset value, beginning of period                   $ 15.94

33.Income from Investment Operations

34. Net investment income                                  .07C

35. Net realized and unrealized gain (loss)                .34

36. Total from investment operations                       .41

37.Net asset value, end of period                         $ 16.35

38.Total returnB                                           2.57%

39.Net assets, end of period (000 omitted)                $ 10

40.Ratio of expenses to average net assets                 .87%A

41.Ratio of net investment income to average net assets    2.70%A

42.Portfolio turnover                                      90%

43.Average commission rateE                               $ .0399

   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
   E A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   BALANCED PORTFOLIO - SERVICE CLASS
44.Selected Per-Share Data and Ratios

45.Year ended December 31                                 1997D

46.Net asset value, beginning of period                   $ 14.16

47.Income from Investment Operations

48. Net investment income                                  .08C

49. Net realized and unrealized gain (loss)                .35

50. Total from investment operations                       .43

51.Net asset value, end of period                         $ 14.59

52.Total returnB                                           3.04%

53.Net assets, end of period (000 omitted)                $ 10

54.Ratio of expenses to average net assets                 .71%A

55.Ratio of net investment income to average net assets    3.43%A

56.Portfolio turnover                                      98%

57.Average commission rateE                               $ .0423

   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
   E A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
EQUITY-INCOME PORTFOLIO    - SERVICE CLASS
58.Selected Per-Share Data and Ratios

59.Year ended December 31                                             1997E

60.Net asset value, beginning of period                               $ 23.44

61.Income from Investment Operations

62. Net investment income                                              .05D

63. Net realized and unrealized gain (loss)                            .78

64. Total from investment operations                                   .83

65.Net asset value, end of period                                     $ 24.27

66.Total returnB,C                                                     3.54%

67.Net assets, end of period (000 omitted)                            $ 5,328

68.Ratio of expenses to average net assets                             .68%A

69.Ratio of expenses to average net assets after expense reductions    .65%A,F

70.Ratio of net investment income to average net assets                1.63%A

71.Portfolio turnover                                                  44%

72.Average commission rateG                                           $ .0440

   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.
   G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   GROWTH & INCOME PORTFOLIO - SERVICE CLASS
73.Selected Per-Share Data and Ratios

74.75.Year ended December 31                              1997D

76.Net asset value, beginning of period                   $ 12.35

77.Income from Investment Operations

78. Net investment income                                  .03C

79. Net realized and unrealized gain (loss)                .49

80. Total from investment operations                       .52

81.Less Distributions

82. From net investment income                             (.08)

83. From net realized gain                                 (.26)

84. Total distributions                                    (.34)

85.Net asset value, end of period                         $ 12.53

86.Total returnB                                           4.29%

87.Net assets, end of period (000 omitted)                $ 10

88.Ratio of expenses to average net assets                 .80%A

89.Ratio of net investment income to average net assets    1.24%A

90.Portfolio turnover                                      81%

91.Average commission rateE                               $ .0322

   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
   E A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
GROWTH OPPORTUNITIES PORTFOLIO    - SERVICE CLASS

92.Selected Per-Share Data and Ratios

93.Year ended December 31                                              1997E

94.Net asset value, beginning of period                                $ 18.50

95.Income from Investment Operations

96. Net investment income                                               .04D

97. Net realized and unrealized gain (loss)                             .73

98. Total from investment operations                                    .77

99.Net asset value, end of period                                      $ 19.27

100.Total returnB,C                                                     4.16%

101.Net assets, end of period (000 omitted)                            $ 2,589

102.Ratio of expenses to average net assets                             .84%A

103.Ratio of expenses to average net assets after expense reductions    .83%A,F

104.Ratio of net investment income to average net assets                1.72%A

105.Portfolio turnover                                                  26%

106.Average commission rateG                                           $ .0377


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.
   G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   CONTRAFUND PORTFOLIO - SERVICE CLASS

107.Selected Per-Share Data and Ratios

108.Year ended December 31                                             1997E

109.Net asset value, beginning of period                               $ 19.99

110.Income from Investment Operations

111. Net investment income                                              .03D

112. Net realized and unrealized gain (loss)                            (.09)

113. Total from investment operations                                   (.06)

114.Net asset value, end of period                                     $ 19.93

115.Total returnB,C                                                     (.30)%

116.Net assets, end of period (000 omitted)                            $ 3,722

117.Ratio of expenses to average net assets                             .81%A

118.Ratio of expenses to average net assets after expense reductions    .78%A,F

119.Ratio of net investment income to average net assets                1.14%A

120.Portfolio turnover                                                  142%

121.Average commission rateG                                           $ .0336


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.
   G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
GROWTH PORTFOLIO    - SERVICE CLASS

122.Selected Per-Share Data and Ratios

123.Year ended December 31                                             1997E

124.Net asset value, beginning of period                               $ 36.92

125.Income from Investment Operations

126. Net investment income                                              .03D

127. Net realized and unrealized gain (loss)                            .14

128. Total from investment operations                                   .17

129.Net asset value, end of period                                     $ 37.09

130.Total returnB,C                                                     .46%

131.Net assets, end of period (000 omitted)                            $ 2,015

132.Ratio of expenses to average net assets                             .79%A

133.Ratio of expenses to average net assets after expense reductions    .77%A,F

134.Ratio of net investment income to average net assets                .70%A

135.Portfolio turnover                                                  113%

136.Average commission rateG                                           $ .0428


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.
   G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   OVERSEAS PORTFOLIO - SERVICE CLASS

137.Selected Per-Share Data and Ratios

138.Year ended December 31                                             1997E

139.Net asset value, beginning of period                               $ 19.36

140.Income from Investment Operations

141. Net investment income                                              .01D

142. Net realized and unrealized gain (loss)                            (.17)

143. Total from investment operations                                   (.16)

144.Net asset value, end of period                                     $ 19.20

145.Total returnB,C                                                     (.83)%

146.Net assets, end of period (000 omitted)                            $ 931

147.Ratio of expenses to average net assets                             1.02%A

148.Ratio of expenses to average net assets after expense reductions    1.01%A,F

149.Ratio of net investment income to average net assets                .31%A

150.Portfolio turnover                                                  67%

151.Average commission rateG                                           $ .0092


   A ANNUALIZED
   B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED AND DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
   C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
   D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SERVICE CLASS SHARES) TO DECEMBER 31, 1997.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS'
EXPENSES.
   G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. High Income,
Equity-Income, Growth and Overseas Portfolio   s     are diversified
funds of Variable Insurance Products Fund (VIP); Asset Manager, Asset
Manager: Growth and Contrafund Portfolio   s     are diversified funds
of Variable Insurance Products Fund II (VIP II); and Growth & Income,
Balanced and Growth Opportunities Portfolio   s     are diversified
funds of Variable Insurance Products Fund III (VIP III). VIP, VIP II, and VIP III are open-end management investment companies organized as Massachusetts business trusts on November 13, 1981, March 21, 1988, and July 14, 1994, respectively. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the funds will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. With respect to funds of VIP and VIP II, your insurance company is entitled to one vote for each share it owns. With respect to funds of VIP III, the number of votes your insurance company is entitled to is based upon the dollar value of its investment. For a further discussion, please refer to your insurance company's separate account prospectus.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles their business affairs and, with the assistance of foreign affiliates for certain funds, chooses their investments. Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will select certain types of investments for Asset Manager, Asset Manager: Growth, and Balanced Portfolios.
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Contrafund, and Overseas Portfolios.
(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Contrafund, and Overseas Portfolios. (small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for Overseas
Portfolio.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for Overseas Portfolio.
Barry Coffman is Vice President and manager of VIP: High Income Portfolio, which he has managed since August 1990. He also co-manages other Fidelity funds. Mr. Coffman joined Fidelity as an analyst in 1986.
Dick Habermann is Vice President and lead manager of VIP II:  Asset
Manager Portfolio and VIP II: Asset Manager: Growth    Portfolio, both
of which he has managed since March 1996. Other Fidelity investment professionals assist Mr. Habermann in selecting investments within
each asset class for the funds. He also     manages several other
Fidelity funds. Previously, he was division head for international
equities and director of international    research from 1991 to 1996.
He joined Fidelity in 1968.
John Avery is manager of VIP III: Balanced Portfolio, which he has managed since January 1998; he had been associate manager of the fund since September 1997. He also manages another Fidelity fund.
Mr. Avery joined Fidelity as an analyst in 1995. Previously, he was an analyst for Putnam Investments from 1993 to 1994. Mr. Avery received his MBA from The Wharton School at the University of Pennsylvania in 1993.

FIDELITY FACTS
Fidelity offers the broadest selection of mutual
funds in the world.
   (right arrow)     Number of Fidelity mutual funds: over 226
   (right arrow)     Assets in Fidelity mutual funds: over $529
billion
   (right arrow)     Number of shareholder accounts: over 34 million
   (right arrow)     Number of investment analysts and portfolio
   managers: over 265

(checkmark)
Kevin Grant is Vice President of VIP III: Balanced Portfolio and manager of its fixed-income investments since March 1996. He also
manages several other Fidelity funds. Mr. Grant    joined Fidelity as
a portfolio manager in 1993.
Stephen Petersen is Vice President and manager of VIP: Equity-Income Portfolio, which he has managed since January 1997. He also manages another Fidelity fund. Since joining Fidelity in 1980, Mr. Petersen has worked as an analyst and manager.
   Steven Kaye is Vice President and manager of VIP III: Growth & Income Portfolio, which he has managed since April 1998. He also manages another Fidelity fund. Since joining Fidelity in 1985, Mr. Kaye has worked as an analyst, manager, and assistant director of equity research.
   Louis Salemy is associate manager of VIP III: Growth & Income Portfolio, which he has managed since April 1998. Previously, he managed other Fidelity funds. Since joining Fidelity in 1992, Mr. Salemy has worked as an analyst, manager, and portfolio assistant. George Vanderheiden is Vice President and manager of VIP III: Growth Opportunities Portfolio, which he has managed since January 1995. He also manages several other Fidelity funds. Mr. Vanderheiden joined
Fidelity in 1971    and     has worked as a portfolio manager since
1980.
   Charles Mangum will provide assistance in managing VIP III: Growth Opportunities Portfolio from time to time. He also manages another Fidelity fund. Since joining Fidelity in 1990, Mr. Mangum has worked as an analyst and manager.
Will Danoff is Vice President and manager of VIP II: Contrafund
Portfolio, which he has managed since    inception    . He also
manages another Fidelity fund. Since joining Fidelity in 1986, Mr. Danoff has worked as an analyst and manager.
   Jason Weiner is associate manager of VIP II: Contrafund Portfolio, which he has managed since April 1998. He also manages another Fidelity fund. Since joining Fidelity in 1991, Mr. Weiner has worked as an analyst and manager.
Jennifer Uhrig is Vice President and manager of VIP: Growth Portfolio, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.
Richard Mace is Vice President and manager of VIP: Overseas Portfolio, which he has managed since March 1996. He also manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as an analyst and manager.
Each fund has an investment objective similar to that of an existing Fidelity fund. High Income Portfolio is most similar to Spartan High Income Fund; Equity-Income Portfolio is most similar to Fidelity Equity-Income Fund; Growth Portfolio is most similar to Fidelity Growth Company Fund; Overseas Portfolio is most similar to Fidelity Overseas Fund; Asset Manager Portfolio is most similar to Fidelity Asset Manager; Contrafund Portfolio is most similar to Fidelity Contrafund; Asset Manager: Growth Portfolio is most similar to Fidelity Asset Manager: Growth; Growth & Income Portfolio is most similar to Fidelity Growth & Income Portfolio; Balanced Portfolio is most similar to Fidelity Advisor Balanced Fund; and Growth Opportunities Portfolio is most similar to Fidelity Advisor Growth Opportunities Fund. The performance of a separate account investing in
   a     fund is not expected to be the same as the performance of the fund due in part to dissimilarities in their investments. Various insurance-related costs at the insurance company's separate account will also affect performance.
Each fund sells its shares to separate accounts of insurance companies that are both affiliated and unaffiliated with FMR. Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to arise, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for Service Class of each fund.
FMR Corp. is the ultimate parent company of FMR, FIMM, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL) is the parent company of FIIA and FIIA(U.K.)L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The value of the funds' investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.
The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
Funds which invest in foreign securities have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for funds that invest in emerging markets. Also, because certain of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's investment exposure to any currency.
FMR may use various techniques to hedge a portion of    a
fund   '    s risks, but there is no guarantee that these strategies
will work as inten   ded    . When fund shares are redeemed, they may
be worth more or less than their original cost.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments
for temporary, defensive purposes. Overseas Portfolio    m    ay
invest in short-term debt securities and money market instruments for cash management purposes.
HIGH INCOME PORTFOLIO
The fund seeks high current income by investing primarily in all types of income-producing debt securities, preferred stocks, and convertible securities. FMR normally invests at least 65% of the fund's total assets in these securities. In choosing investments, the fund also considers growth of capital. The fund may also invest in futures contracts and other derivatives to adjust its investment exposure. Although the fund has no limits on the quality and maturity of its investments, its strategy typically leads to lower-quality, fixed-income securities. These investments may present the risk of default or may be in default. If consistent with its investment objective, however, the fund can also invest in common stocks, other equity securities, and debt securities not currently paying interest but which are expected to do so in the future. Performance is also especially affected by individual company news. The success of the fund's investment strategy depends on FMR's analysis of a company's relative values and its potential for success in light of its current financial situation, its industry position, economic conditions, and interest rate trends.
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
Each fund seeks to achieve its investment objective by allocating its assets among stocks, bonds, short-term and money market instruments, and other instruments of U.S. and foreign issuers. Each fund, however, has a different objective and pursues its objective by investing within different asset allocation ranges.
ASSET MANAGER seeks high total return with reduced risk over the long term.
ASSET MANAGER: GROWTH seeks to maximize total return over the long term.
Each fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes. FMR has the ability to allocate each fund's assets within specified ranges. Each fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
ASSET MANAGER
 Range Neutral mix
STOCK CLASS 30-70% 50%
BOND CLASS 20-60% 40%
SHORT-TERM/MONEY MARKET CLASS 0-50% 10%
Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds, and short-term and money market instruments.
ASSET MANAGER: GROWTH
 Range Neutral mix
STOCK CLASS 50-100% 70%
BOND CLASS 0-50% 25%
SHORT-TERM/MONEY MARKET CLASS 0-50% 5%
Asset Manager: Growth's more aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term and money market instruments, its return may not be as high as a fund that invests only in stocks.
Because the funds are subject to the risks of each investment type, the funds and their performance are affected by many factors.
In pursuit of each fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews each fund's allocations and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Under normal circumstances, a single reallocation will not involve more than 10% of Asset Manager's total assets or more than 20% of Asset Manager:
Growth's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to a fund.
Each fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
BALANCED PORTFOLIO
The fund seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.
FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other fixed-income securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).
The fund may buy securities that are not currently paying income but offer prospects for future income. The fund may invest in securities of foreign issuers. In selecting investments for the fund, FMR will consider such factors as the issuer's financial strength, its outlook for increased dividend or interest payments, and the potential for capital gains.
EQUITY-INCOME PORTFOLIO
The fund seeks reasonable income by investing primarily in income-producing equity securities. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds. The fund seeks a yield that exceeds the yield on the securities comprising the Standard & Poor's 500 Index (S&P 500). The fund does not expect to invest in debt securities of companies that do not have proven earnings or credit. When choosing the fund's investments, FMR also considers the potential for capital appreciation.
GROWTH & INCOME PORTFOLIO
The fund seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. The fund expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.
GROWTH OPPORTUNITIES PORTFOLIO
The fund seeks capital growth by investing primarily in common stocks and securities convertible into common stocks. FMR normally invests at least 65% of the fund's total assets in securities of companies that FMR believes have long-term growth potential. Although the fund invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The fund may invest in foreign securities without limitation.
CONTRAFUND PORTFOLIO
The fund seeks capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the public. The fund normally invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in other types of securities.
The types of companies the fund may invest in include:
(small solid bullet) companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing;
(small solid bullet) companies whose earnings potential has increased or is expected to increase more than generally perceived;
(small solid bullet) companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short term; or
(small solid bullet) companies that are undervalued in relation to securities of other companies in the same industry.
The fund's strategy can lead to investments in small and medium-sized companies, which carry more risk than larger ones. These companies, especially small-sized ones, may rely on limited product lines and markets, financial resources, or other factors. This may make them more susceptible to setbacks or downturns.
GROWTH PORTFOLIO
The fund seeks capital appreciation by investing primarily in common
stocks. The fund   ,     however, is not restricted to any one type of
security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The fund does not place any emphasis on dividend income from its investments, except when FMR believes this income will have a favorable influence on the market value of the security. Growth may be measured by factors such as earnings or gross sales.
Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities. Often, these domestic and foreign companies are small and mid-sized companies that have higher than average price/earnings (P/E) ratios. A high P/E ratio means that the stock is more expensive than average relative to the company's earnings. However, companies with strong growth potential may also be larger companies that hold a strong industry or market position.
OVERSEAS PORTFOLIO
The fund seeks long-term growth of capital by investing primarily in foreign securities. The fund defines foreign securities as securities of issuers whose principal activities are located outside the United States. Normally, at least 65% of the fund's total assets will be invested in foreign securities. The fund may also invest in U.S. issuers.
The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, expects to invest primarily in equity securities, but may also invest in debt securities of any quality.
This broadly diversified fund increases diversification by spreading investments among securities of both developed and emerging markets, different countries and geographic regions.
FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings.
International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets. Also, because many of the fund's investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect the fund's share price. FMR may use a variety of investment techniques to either increase or decrease the fund's exposure to any currency.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
High Income    Portfolio     may invest up to 20% of its total assets
in common stocks and other equity securities.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for or to sell these securities.
The default rate of lower-quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. If an issuer defaults, the fund may try to protect the interests of security holders if it determines such action to be in the best interest of its shareholders.
The    table on page      provides a summary of ratings assigned to
debt holdings (not including money market instruments) in certain of the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1997, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
FISCAL YEAR ENDED    DECEMBER 31,     1997 DEBT HOLDINGS, BY RATING
 MOODY'S
 INVESTORS SERVICE STANDARD & POOR'S
 (as a % of investments) (as a % of investments)
 Rating Average of total investments Rating Average of total investments
INVESTMENT High Asset Asset Mgr:  Equity- Growth & Growth   High Asset
Asset Mgr:  Equity- Growth &  Growth
GRADE Income Manager Growth Balanced Income Income Opps Overseas Income Manager Growth Balanced Income Income Opps Overseas
Highest quality Aaa    0.99 16.67 5.95 18.23 0.00 0.00 12.47 0.00
AAA    0.99 16.55 6.01 17.91 0.00 0.00 12.47 0.00
High quality Aa    0.00 0.72 0.23 1.27 0.05 0.00 0.00 0.28     AA
   0.00 0.24 0.08 0.50 0.00 0.00 0.00 0.00
Upper-medium
grade A    0.00 3.65 1.06 3.18 0.08 0.08 0.00 0.00     A    0.00 3.41
1.01 2.99 0.08 0.16 0.00 0.19
Medium grade Baa    0.00 4.12 1.41 3.37 0.19 0.15 0.00 0.00     BBB
   0.59 5.96 2.06 5.10 0.30 0.35 0.00 0.00
LOWER QUALITY
Moderately
 speculative Ba    6.41 3.00 2.62 1.30 0.35 0.59 0.00 0.00     BB
   7.85 1.66 2.35 0.59 0.17 0.34 0.00 0.00
Speculative B    49.29 4.18 5.54 2.47 0.75 0.15 0.00 0.00     B
   49.18 3.99 5.40 2.51 0.53 0.12 0.00 0.00
Highly speculative Caa    7.14 0.23 0.25 0.26 0.00 0.00 0.00 0.00
CCC    5.08 0.37 0.45 0.22 0.04 0.00 0.00 0.00
Poor quality Ca    0.02 0.00 0.00 0.00 0.00 0.00 0.00 0.00     CC
   0.45 0.01 0.01 0.02 0.00 0.00 0.00 0.00
Lowest quality,
no interest C    0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00     C    0.00
0.00 0.00 0.00 0.00 0.00 0.00 0.00
In default, in arrears -    0.00 0.00 0.00 0.00 0.00 0.00 0.00
0.00     D    0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00

REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS. THE FUNDS DO NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH THEIR DEBT QUALITY POLICIES.
   SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO 3.79% OF HIGH INCOME'S, 0.52% OF ASSET MANAGER'S, 0.56% OF ASSET MANAGER: GROWTH'S, 0.22% OF BALANCED'S, 0.02% OF EQUITY-INCOME'S,
   0.00% OF GROWTH & INCOME'S, 0.00% OF GROWTH OPPORTUNITIES', AND 0.14% OF OVERSEAS' INVESTMENTS. THESE PERCENTAGES MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING

   ORGANIZATIONS, AS WELL AS UNRATED SECURITIES. UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO 3.79% OF HIGH INCOME'S, 0.45% OF ASSET MANAGER'S, 0.54% OF ASSET MANAGER: GROWTH'S, 0.22% OF BALANCED'S,
   0.02% OF EQUITY-INCOME'S, 0.00% OF GROWTH & INCOME'S, 0.00% OF GROWTH OPPORTUNITIES', AND 0.14% OF OVERSEAS' INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
RESTRICTIONS: For each of Balanced, Equity-Income, Growth & Income,
Growth Opportunities, Contrafund, Growth, and Overseas    Portfolios,
purchase of a debt security is consistent with the fund's     debt
quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's) or rated in the equivalent categories by Standard & Poor's (S&P), or is unrated but judged by FMR to be of equivalent quality.
For each of Asset Manager and Asset Manager: Growth    Portfolios    ,
purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's, S&P, Duff & Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged by FMR to be of equivalent quality.
Each of Growth and Contrafund    Portfolios     currently intends to
limit its investments in lower than Baa-quality debt securities to 5% of its assets.
Each of Equity-Income, Asset Manager: Growth, Asset Manager, Overseas,
Growth & Income, Balanced, and Growth Opportunities    Portfolios
    currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.
RESTRICTIONS: FMR limits the amount of each of High Income, Equity-Income, Growth, and Asset Manager Portfolios' assets that may be invested in foreign securities to 50%.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight is generally less than in more developed markets. Emerging market economies may be subject to greater social, economic, regulatory, and political uncertainties. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in the U.S. markets.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets. REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: Each of Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, and Growth Portfolios may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. Each of High Income and Overseas Portfolios may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
WARRANTS are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The price of a warrant tends to be more volatile than the price of its underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.
OTHER INSTRUMENTS may include securities of closed-end investment companies, real estate-related instruments, convertible securities, and preferred stocks.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, each fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your insurance company's separate account prospectus. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.
ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.
ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
BALANCED PORTFOLIO seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.
EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.
GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.
GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks.
CONTRAFUND PORTFOLIO seeks long-term capital appreciation.
GROWTH PORTFOLIO seeks to achieve capital appreciation.
OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities.
With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the
outstanding voting securities of a single issuer. Th   ese
limitation   s     do not apply to U.S. Government securities.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a class's assets are reflected
i    n that class's share price.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services for High Income, Asset Manager, Asset
Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Contrafund, and Overseas Portfolios. Each fund also pays OTHER
EXPENSES, which are explained on page        .
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's
   monthly     average net assets   , and dividing by twelve.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, and Overseas Portfolios, or 0.37% for High Income Portfolio, and it drops as total assets under management increase.
   For December 1997, the group fee rate for High Income Portfolio was 0.14%, and the group fee rate for each of Asset Manager, Asset
Manager: Growth, Balanced, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, and Overseas Portfolios was
0.29%.
   The individual fund fee rate for Balanced Portfolio is 0.15%. The individual fund fee rate for each of Equity-Income and Growth & Income Portfolios is 0.20%. The individual fund fee rate for Asset Manager Portfolio is 0.25%. The individual fund fee rate for each of Asset
Manager: Growth, Growth Opportunities, Contrafund, and Growth Portfolios is 0.30%. The individual fund fee rate for each of High Income and Overseas Portfolios is 0.45%.
The following table states the    total     management fee   , as a
percentage of a fund's average net assets, for each fund     for the
fiscal year ended December 31, 1997:
Fund                                  Total Management
                                      Fee

High Income Portfolio                 0   .59    %

Asset Manager Portfolio               0.   55    %

Asset Manager: Growth Portfolio       0.   60%

Balanced Portfolio                    0.   45%

Equity-Income Portfolio               0.   50    %

Growth & Income Portfolio             0.   49    %

Growth Opportunities Portfolio        0.   60    %

Contrafund Portfolio                  0.   60    %

Growth Portfolio                      0.   60    %

Overseas Portfolio                    0.   75    %

FMR HAS SUB-ADVISORY AGREEMENTS with three affiliates: FMR U.K., FMR Far East, and FIIA. FIIA in turn has a sub-advisory agreement with FIIA(U.K.)L. These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
   For the fiscal year ended December 31, 1997, FMR, on behalf of each of Asset Manager: Growth, Balanced, Growth & Income, and Growth Opportunities Portfolios, paid FMR U.K. and FMR Far East fees equal to less than 0.01% of the fund's average net assets. For the fiscal year ended December 31, 1997, FMR, on behalf of Asset Manager Portfolio, paid FMR U.K. and FMR Far East fees equal to 0.01% and less than 0.01%, respectively, of the fund's average net assets. For the fiscal year ended December 31, 1997, FMR, on behalf of Contrafund Portfolio, paid FMR U.K. and FMR Far East fees equal to 0.01% and 0.01%, respectively, of the fund's average net assets. For the fiscal year ended December 31, 1997, FMR, on behalf of Overseas Portfolio, paid FMR U.K. and FMR Far East fees equal to 0.05% and 0.05%, respectively, of the fund's average net assets. For the fiscal year ended December 31, 1997, FMR paid no fees to FMR U.K. or FMR Far East on behalf of High Income Portfolio, or to FIIA on behalf of Overseas Portfolio. Beginning January 1, 1999, FIMM will select certain investments for Asset Manager, Asset Manager: Growth, and Balanced Portfolios. FMR will pay FIMM a fee equal to 50% of its management fee (before expense reimbursements) with respect to each fund's investments that FIMM manages.
OTHER EXPENSES
While management fee   s are     a significant component of    th    e
funds   '     annual operating costs,    th    e fund   s
ha   ve     other expenses as well.
FIIOC performs transfer agency, dividend disbursing, and shareholder servicing functions for Service Class of each fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for Service Class of each fund, maintains the general accounting records for each fund, and administers the securities lending program for each fund.
For the fiscal year ended December 31, 1997, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
Fund                             Transfer Agency          Pricing and
                                 Fees Paid by             Bookkeeping
                                 Service Class   [A]      Fees Paid by
                                                          Fund

High Income Portfolio            0.   07    %             0.   04    %

Asset Manager Portfolio          0.   07    %             0.   02    %

Asset Manager: Growth Portfolio  0.   07    %             0.   06    %

Balanced Portfolio               0.   07    %             0.   06    %

Equity-Income Portfolio          0.   07    %             0.   01    %

Growth & Income Portfolio        0.   07    %             0.   06    %

Growth Opportunities Portfolio   0.   07    %             0.   05    %

Contrafund Portfolio             0.   07    %             0.   02    %

Growth Portfolio                 0.   07    %             0.   01    %

Overseas Portfolio               0.   07    %             0.   04    %

   [A] ANNUALIZED
The following figures are based on historical expenses, adjusted to reflect current fees, of Service Class of each fund and are calculated as a percentage of average net assets of Service Class of each fund.
Fund                             12b-1 fee  Total operating
                                            expenses   [A]

High Income Portfolio            0.10%      0.   81    %

Asset Manager Portfolio          0.10%      0.   75    %

Asset Manager: Growth Portfolio  0.10%      0.   87    %

Balanced Portfolio               0.10%      0.   71    %

Equity-Income Portfolio          0.10%      0.   68    %

Growth & Income Portfolio        0.10%      0.   80    %

Growth Opportunities Portfolio   0.10%      0.   84    %

Contrafund Portfolio             0.10%      0.   81    %

Growth Portfolio                 0.10%      0.   79    %

Overseas Portfolio               0.10%         1.02    %

   [A] ANNUALIZED
A portion of the brokerage commissions that certain funds pay is used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Service Class operating expenses
presented in the    preceding     table would have been:
Fund                            Service Class   [A]

High Income Portfolio           0.   80    %

Equity-Income Portfolio         0.   65    %

Growth Opportunities Portfolio  0.   83    %

Contrafund Portfolio            0.   78    %

Growth Portfolio                0.   77    %

Overseas Portfolio                 1.01    %

   [A] ANNUALIZED
Effective November 3, 1997, FMR has voluntarily agreed to reimburse
Service Class of    each     fund to the extent that total operating
expenses    (excluding interest, taxes, brokerage commissions, and
extraordinary expenses),     as a percentage of    its     average net
assets   ,     exceed the following rates:
Fund                             Service Class

High Income Portfolio            1.10%

Asset Manager Portfolio          1.35%

Asset Manager: Growth Portfolio  1.10%

Balanced Portfolio               1.60%

Equity-Income Portfolio          1.60%

Growth & Income Portfolio        1.10%

Growth Opportunities Portfolio   1.60%

Contrafund Portfolio             1.10%

Growth Portfolio                 1.60%

Overseas Portfolio               1.60%

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
Service Class shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Service Class of each fund is authorized to pay FDC (for remittance quarterly to an insurance company) a 12b-1 fee as compensation for its services and expenses in connection with the distribution of Service Class shares. Depending on an insurance company's corporate structure and applicable state law, FDC may remit payments to the insurance company's affiliated broker-dealer or other affiliated company, rather than to the insurance company itself.
Under the plans, Service Class of each fund may pay FDC a 12b-1 fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Service Class of each fund currently pays FDC a 12b-1 fee at an annual rate of 0.10% of its average net assets throughout the month. Service Class 12b-1 fee rates may be increased only when the Trustees believe that it is in the best interests of Variable Product owners to do so. (For purposes of this discussion, "Variable Product" refers to a variable annuity contract or variable life insurance policy for which shares of the funds are available as underlying investment options.)
Up to the full amount of the Service Class 12b-1 fee may be reallowed to insurance companies as compensation for their services in connection with the distribution of Service Class shares and for providing support services to Variable Product owners, based upon the level of such services provided. These services may include, without limitation: answering questions about the funds from Variable Product owners; receiving and answering correspondence from Variable Product owners (including requests for prospectuses and statements of additional information for the funds); performing sub-accounting with respect to Variable Product values allocated to the funds; preparing, printing and distributing reports of values to Variable Product owners who have contract values allocated to the funds; printing and distributing prospectuses, statements of additional information, any supplements thereto, and shareholder reports; preparing, printing and distributing marketing materials for Variable Products; assisting customers in completing applications for Variable Products and selecting underlying mutual fund investment options; preparing, printing and distributing sub-account performance figures for sub-accounts investing in fund shares; and providing other reasonable assistance in connection with the distribution of fund shares to insurers.
The Service Class plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Service Class shares, including payments made to insurance companies and others that provide shareholder support services or engage in the sale of Service Class shares. The Board of Trustees of each fund has authorized such payments.
The following table states each fund's portfolio turnover rate for the fiscal year ended December 31, 1997. These rates vary from year to year. High turnover rates increase transaction costs. FMR considers this effect when evaluating the anticipated benefits of
short-term     investing.
Fund                             Portfolio
                                 Turnover Rate

High Income Portfolio               118%

Asset Manager Portfolio             101%

Asset Manager: Growth Portfolio     90%

Balanced Portfolio                  98%

Equity-Income Portfolio             44%

Growth & Income Portfolio           81%

Growth Opportunities Portfolio      26%

Contrafund Portfolio                142%

Growth Portfolio                    113%

Overseas Portfolio                  67%

PERFORMANCE
A fund's total return and/or yield may be quoted in advertising in accordance with current law and interpretations thereof.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to policyholders. This difference may be significant for funds whose investments are denominated in foreign currencies.
In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
Other illustrations of equity fund performance may show moving averages over specified periods.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For additional performance information, contact your insurance company for a free annual report.
TOTAL RETURNS AND YIELDS QUOTED FOR A CLASS INCLUDE THE CLASS'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUNDS MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a fund's performance to that of other mutual funds.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
ACCOUNT POLICIES


DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the funds will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividend or capital gain distributions from any fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 591/2.
Each fund is treated as a separate entity for federal income tax purposes. Each fund intends to pay out all of its net investment income and net realized capital gains, if any, for each year. Each fund will distribute any dividends at least annually. Normally, net realized capital gains, if any, are distributed each year for a fund. Such income and capital gain distributions from a fund are automatically reinvested in additional shares of the same class of the fund. Each fund makes dividend and capital gain distributions on a per-share basis for each class. After each distribution from a fund, the fund's share price drops by the amount of the distribution. Because dividend and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates    Service C    lass's NAV as
of the close of business of the NYSE, normally 4:00 p.m. Eastern time. A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.
Each fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the affect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations and information furnished by a pricing service are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
A CLASS'S OFFERING PRICE (price to buy one share) is its NAV. A class's REDEMPTION PRICE (price to sell one share) is its NAV.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time. Each fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in and redeem from a fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the funds each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more funds the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' orders to a fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to a fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a fund, but in no event later than 7 days following receipt of instructions. Each fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
This prospectus is printed on recycled paper using soy-based inks.

VARIABLE INSURANCE PRODUCTS FUND III
CROSS REFERENCE SHEET
Part B  Statement of Additional Information Caption

10, 11               Cover Page; Table of Contents

12                   Description of the Trust

13 a,b,c             Investment Policies and Limitations

   d                 *

14 a, b, c           Trustees and Officers

15 a, b              *

    c                Trustees and Officers

16 a(i)              FMR

   a(ii)             Trustees and Officers

   a(iii),b          Management Contracts

   c                 *

   d                 *

   e                 *

   f                 Distribution and Service Plans

   g                 *

   h                 Description of the Trust

   i                 Contracts with FMR Affiliates

17 a, b, c           Portfolio Transactions

   d, e              *

18 a                 Description of the Trust

   b                 *

19 a                 Additional Purchase and Redemption
                     Information

   b                 Valuation

   c                 *

20                   Distributions and Taxes

21 a (i), (ii)       Contracts with FMR Affiliates

   a(iii), b,c       *

22                   Performance

23                   Financial Statements

_________
*  Not Applicable



VARIABLE INSURANCE PRODUCTS FUND:
MONEY MARKET PORTFOLIO, HIGH INCOME PORTFOLIO, EQUITY-INCOME
PORTFOLIO,
GROWTH PORTFOLIO, AND OVERSEAS PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND II:
INVESTMENT GRADE BOND PORTFOLIO, ASSET MANAGER PORTFOLIO,
ASSET MANAGER: GROWTH PORTFOLIO, INDEX 500 PORTFOLIO, AND CONTRAFUND
PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND III:
BALANCED PORTFOLIO, GROWTH & INCOME PORTFOLIO,
AND GROWTH OPPORTUNITIES PORTFOLIO
INITIAL CLASS AND SERVICE CLASS
STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectuses (dated April 30, 1998) for Initial Class and Service Class shares. Please retain this document for future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of a Prospectus or an Annual Report, please call
Fidelity at 1-800-544-   1916,     or your insurance company.
TABLE OF CONTENTS                               PAGE



INVESTMENT POLICIES AND LIMITATIONS             3

PORTFOLIO TRANSACTIONS                          12

VALUATION                                       16

PERFORMANCE                                     17

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  41

DISTRIBUTIONS AND TAXES                            41

FMR                                                42

BT                                              42

TRUSTEES AND OFFICERS                           42

MANAGEMENT CONTRACTS                            45

DISTRIBUTION AND SERVICE PLANS                  55

CONTRACTS WITH FMR AFFILIATES                   57

CONTRACTS WITH BT AFFILIATES                    57

DESCRIPTION OF THE TRUSTS                       57

FINANCIAL STATEMENTS                            58

APPENDIX                                        58

   For more information on any Fidelity fund, including charges and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.
VIP/VIPII/VIPIII-ptb-0498
700593
INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Money Market Portfolio:
 Fidelity Investments Money Management, Inc. (FIMM)
High Income, Asset Manager, Contrafund, Balanced, Growth Opportunities, Growth & Income, and Asset Manager: Growth Portfolios:
 Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
 Fidelity Management & Research (Far East) Inc. (FMR Far East)
Index 500 Portfolio:
 Bankers Trust Company (BT)
Overseas Portfolio:
 FMR U.K.
 FMR Far East
 Fidelity International Investment Advisors (FIIA)
 Fidelity International Investment Advisors (U.K.) Limited
(FIIA(U.K.)L)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
CUSTODIANS
Money Market, High Income, and Investment Grade Bond Portfolios:
 The Bank of New York
Equity-Income, Overseas, Asset Manager: Growth, Asset Manager, Balanced, and Growth & Income Portfolios:
 The Chase Manhattan Bank
Growth, Growth Opportunities, and Contrafund Portfolios:
 Brown Brothers Harriman & Co.
Index 500 Portfolio:
 BT
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies
with    a     fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
MONEY MARKET PORTFOLIO
THE FOLLOWING ARE MONEY MARKET PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that with respect to 25% of its total assets, 10% of its assets may be invested in the securities of any single issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS FOR MONEY MARKET PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to investments of up to 10% of total assets in securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.)
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more
than 10% of its net assets w   as     invested in illiquid securities,
it would consider appropriate steps to protect liquidity.
For the fund's policies on quality and maturity, see the section entitled "Quality and Maturity" on page .
HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND,
ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET MANAGER: GROWTH
PORTFOLIOS
THE FOLLOWING ARE HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET MANAGER: GROWTH PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY NOT:
(1) (for High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Contrafund, Balanced, Growth & Income, and Growth Opportunities Portfolios) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
  (for Index 500 Portfolio) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) (for High Income, Equity-Income, Growth, Overseas, Balanced, and Growth Opportunities Portfolios) borrow money, except that the fund
(i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
  (for Investment Grade Bond, Asset Manager, Asset Manager: Growth, Index 500, Contrafund, and Growth & Income Portfolios) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) (for Balanced and Growth Opportunities Portfolios) Each fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS FOR HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, GROWTH & INCOME, BALANCED, GROWTH OPPORTUNITIES, INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET
MANAGER: GROWTH PORTFOLIOS ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT, WITHOUT SHAREHOLDER APPROVAL.
(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Each fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). Each fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% (Equity-Income, Growth, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Index 500, Contrafund, Balanced, Growth & Income, and Growth Opportunities Portfolios) or more than 15% (High Income and Overseas Portfolios) of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) Each fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 5% of net assets for Equity-Income, Growth, Overseas, Asset Manager, Asset
Manager: Growth, Index 500, Contrafund, Balanced, Growth & Income, and Growth Opportunities Portfolios and 7.5% of net assets for High Income and Investment Grade Bond Portfolios) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) Each fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(vii) (for Balanced and Growth Opportunities Portfolios) Each fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% (Equity-Income, Growth, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Index 500, Contrafund, Balanced, Growth &
Income, and Growth Opportunities    Portfolios    ) or more than 15%
(High Income and Overseas    Portfolios    ) of its net assets
w   as     invested in illiquid securities, it would consider
appropriate steps to protect liquidity.
For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page . For purposes of Index 500 Portfolio's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
Higher yielding, fixed-income securities of the type in which High Income Portfolio invests will at times be purchased at a discount from or a premium over par value. The total return on such securities includes the potential for a capital gain or loss. High Income Portfolio generally does not intend to hold securities for the purpose of achieving capital gains, however, unless current yields on these securities remain attractive. Capital gain or loss may also be realized upon the sale of portfolio securities.
The U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the funds. If such restrictions should be reinstituted, it might become necessary for Overseas Portfolio to invest all or substantially all of its assets in U.S. securities. In such event, the Board of Trustees would reevaluate the fund's investment objective and policies.
In accordance with the funds' fundamental investment policies, there are no limitations on the percentage of the funds' assets which may be invested in any one type of instrument. Nor are there limitations on the percentage of the funds' assets which may be invested in any foreign country. However, in order to comply with diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended, in connection with FMR serving as investment adviser, each fund has agreed to certain non-fundamental limitations. Please refer to your insurance company's separate account prospectus for more information.
THE FOLLOWING PAGES CONTAIN MORE DETAILED INFORMATION ABOUT TYPES OF INSTRUMENTS IN WHICH A FUND MAY INVEST, STRATEGIES FMR (BT FOR INDEX
500) MAY EMPLOY IN PURSUIT OF A FUND'S INVESTMENT OBJECTIVE, AND A SUMMARY OF RELATED RISKS. FMR (BT FOR INDEX 500) MAY NOT BUY ALL OF THESE INSTRUMENTS OR USE ALL OF THESE TECHNIQUES UNLESS IT BELIEVES THAT DOING SO WILL HELP A FUND ACHIEVE ITS GOAL.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET ALLOCATION (ASSET MANAGER AND ASSET MANAGER: GROWTH
PORTFOLIOS    ). The stock class includes domestic and foreign equity
securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). FMR seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that FMR believes to have superior investment potential. When FMR selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.
The bond class includes all varieties of domestic and foreign fixed-income securities maturing in more than one year. FMR will seek to maximize total return within the bond class by adjusting a fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency.
The short-term/money market class includes all types of domestic and foreign short-term and money market instruments. FMR will seek to maximize total return within this asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term and money market instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.
FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes. In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.
ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
CLOSED-END INVESTMENT COMPANIES are investment companies that issue a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries. CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks (but generally lower than comparable non-convertible) securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities.
DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. A non-money market fund may receive fees or price concessions for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or could suffer a loss.
A fund may renegotiate a delayed-delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
DOMESTIC AND FOREIGN INVESTMENTS (   M    ONEY    M    ARKET
   PORTFOLIO    ) include U.S. dollar-denominated time deposits,
certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. Domestic and foreign investments may also include U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and repayment of principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.
Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.
Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR (BT for Index 500) will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A bond or equity fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR (BT for Index 500).
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's (BT's for Index 500) skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR (BT for Index
500) anticipates. For example, if a currency's value rose at a time when FMR (BT for Index 500) had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR (BT for Index 500) hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR (BT for Index 500) increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's (BT's for Index 500) use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. However, pursuant to certain state insurance regulations, any foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging market securities may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR (BT for Index 500) determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR (BT for Index
500) will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
Overseas Portfolio may invest in futures based on such indexes as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong
Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the U.S. and abroad, foreign futures exchanges may follow different trading, settlement and margin procedures than U.S. exchanges do. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risks of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each bond and equity fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund (excluding Index 500) will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
BT also intends to follow certain other limitations on Index 500's futures and options activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not enter into any futures contract or option if, as a result, the sum of (i) the current value of the assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with, their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the bond and equity funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased and written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of each fund's (except Index 500's) investments and, through reports from FMR, the Board monitors investments in illiquid instruments. Under the supervision of the Board of Trustees and FMR, BT determines the liquidity of Index 500's investments and, through reports from FMR and/or BT, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR (BT for Index 500) may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR    (BT for Index 500)     to
be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR (BT for Index 500) may determine some restricted securities, time deposits, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. For Money Market, illiquid investments are valued by this method for purposes of monitoring amortized cost valuation.
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership. Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
In addition, for Index 500, indexed securities include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of the S&P 500 or comparable stock indices. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indices as accurately as direct investments in the indices.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of that country or any of its agencies, political subdivisions, or instrumentalities;
(2) the security has its primary trading market in that country; or
(3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in that country, or has at least 50% of its assets located in that country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, FMR uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect a fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured or may employ a trust or other similar structure so that they are eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.
MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or CMOs), make payments of both principal and interest at a range of specific intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment occurs when unscheduled or early payments are made on the underlying mortgages, usually in response to a reduction in interest rates. Mortgage-backed security values may also be adversely affected when prepayments on underlying mortgages do not occur. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
OTHER INVESTMENT COMPANIES. A fund may purchase the shares of other investment companies.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (   M    ONEY    M    ARKET    PORTFOLIO    ).
Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by FMR.
High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1) and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2). Split-rated securities may be determined to be either first tier or second tier based on applicable regulations.
The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), a fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR (for Index 500, by BT or, under certain circumstances, by FMR or an FMR affiliate). Pursuant to certain state insurance regulations, any repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, Money Market anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by FMR (for Index 500, by BT or, under certain circumstances, by FMR or an FMR affiliate). Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp. Index 500 will not lend securities to BT or its affiliates. BT receives a portion of the securities lending income earned by Index 500.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR (for Index 500, by BT or, under certain circumstances, by FMR or an FMR affiliate) to be of good standing. Furthermore, they will be made only if, in FMR's (BT's for Index 500) judgment, the consideration to be earned from such loans would justify the risk.
FMR and BT understand that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). If Index 500 cannot recover the loaned securities on termination, the fund may sell the collateral and purchase a replacement investment in the market.
SHORT SALES "AGAINST THE BOX." A money market or growth fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.
Short sales against the box could be used to protect the net asset value per share of a money market fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. A money market fund will incur transaction costs in connection with opening and closing short sales against the box. A growth fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SHORT SALES. A growth and income, asset allocation, or high income fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. A fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a money market fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, Index 500 would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.
The most significant factor in the performance of swap agreements is the change in value of the specific index, the change in the specific interest rate or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and, for Index 500, impairing the fund's correlation with the S&P 500. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR (BT for Index 500) pursuant to authority contained in the management contract (and, for Index 500, in the sub-advisory agreement). FMR (BT for Index 500) is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by Money Market generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR (BT for Index 500) considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the
reasonableness of any commissions; and,    if applicable    ,
arrangements for payment of fund expenses.
   Except for Index 500, if FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
   Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
   Each     fund may execute portfolio transactions with
broker-dealers who provide research and execution services to the fund or other accounts over which FMR or BT or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such
broker   -    dealers may furnish analyses and reports concerning
issuers, industries, securities, economic factors and trends,
portfolio strategy, and performance of accounts;    and     effect
securities transactions and perform functions incidental thereto (such as clearance and settlement).
   The selection of such broker-dealers for transactions in equity securities is generally made by FMR (BT for Index 500) (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's (BT's for Index 500) investment staff based upon the quality of research and execution services provided.
   For transactions in fixed-income securities, FMR's (BT's for Index
500) selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions
on behalf of    a     fund may be useful to FMR (BT for Index 500) in
rendering investment management services to th   at     fund or its
other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR (BT for Index 500) clients may be useful to FMR (BT for Index 500)
in carrying out its obligations to    a     fund. The receipt of such
research has not reduced FMR's (BT's for Index 500) normal independent research activities; however, it enables FMR (BT for Index 500) to avoid the additional expenses that could be incurred if FMR (BT for Index 500) tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,    a
fund may pay a     broker-dealer commissions for agency transactions
that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR (BT for Index 500) must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's (BT's for Index 500) overall
responsibilities to th   at     fund    or     its other clients. In
reaching this determination, FMR (BT for Index 500) will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR (BT for Index 500) is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR (BT for Index 500) may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and
Fidelity Brokerage Services    Japan (FBSJ),     indirect subsidiaries
of FMR Corp. (and, for Index 500, BT Brokerage Corporation    and
BT Futures Corporation, indirect subsidiaries of Bankers Trust New York Corporation), if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified
brokerage firms for similar services.    Prior to December 9, 1997,
FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers
   (including affiliates of FMR)     who have entered into
arrangements with FMR under which the broker-dealer allocates a
portion of the commissions paid by a fund toward    reduction     of
th   at     fund's expenses   .     The transaction quality must,
however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The     Trustees    of each fund     periodically review FMR's or
BT's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review
the commissions paid by    the     fund over representative periods of
time to determine if they are reasonable in relation to the benefits to the fund.
Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions. For the fiscal years ended December 31, 1997 and 1996, the funds (except Money Market) had the following portfolio turnover rates:

YEAR  HIGH          EQUITY-      GROWTH        GROWTH         OVERSEAS     ASSET
      INCOME        INCOME                     OPPORTUNITIES               MANAGER

1997      118    %      44    %      113    %      26    %        67    %      101    %

1996   123%          186%         81%           28%            92%          168%



YEAR  ASSET MANAGER:  BALANCED     CONTRAFUND    GROWTH & INCOME  INVESTMENT    INDEX 500
      GROWTH                                                      GRADE BOND

1997      90    %         98    %      142    %      81    %          191    %      9    %

1996   120%            163%         178%             0%            81%           14%


BROKERAGE COMMISSIONS. The following tables list the total brokerage commissions paid, the percentage of the brokerage commissions paid to brokerage firms that provided research services, and the commissions paid to NFSC and FBS in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid, for the fiscal periods ended December 31, 1997, 1996, and 1995 for the funds (no commissions were paid by Money Market or Investment Grade
Bond). The funds pay both commissions and spreads in connection with the placement of portfolio transactions. The difference between the percentage of brokerage commissions paid to, and the percentage of the dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.
HIGH INCOME PORTFOLIO

PERIOD  TOTAL             %              TO               TO          % TO NFSC   % TO FBS    %             %
ENDED                     PAID TO FIRMS  NFSC             FBS                                 TRANSACTIONS  TRANSACTIONS
                          PROVIDING                                                           THROUGH       THROUGH
                          RESEARCH                                                            NFSC          FBS

1997    $    252,741          77    %    $    13,664      $    0          5    %      0    %      7    %        0    %

1996    $ 501,544          69%           $ 10,168         $ 0          2%          0%          2%            0%

1995    $ 185,561          95%           $ 21,896         $ 0          12%         0%          16%           0%


EQUITY-INCOME PORTFOLIO



PERIOD  TOTAL            %             TO          TO               % TO NFSC    % TO FBS    %             %
ENDED                    PAID TO FIRMS NFSC        FBS                                       TRANSACTIONS  TRANSACTIONS
                         PROVIDING                                                             THROUGH       THROUGH
                         RESEARCH                                                              NFSC          FBS

1997       $ 6,731,778   91%           $ 836,386   $ 13,815          12%          0%          21%           0%

1996    $ 13,450,350     66%           $ 3,563,724 $ 19,906          27%          0%          40%           0%

1995    $ 5,473,128      94%           $ 2,043,797 $ 33,242          37%          1%          51%           0%


GROWTH OPPORTUNITIES PORTFOLIO



PERIOD  TOTAL             %              TO          TO              % TO NFSC    % TO FBS    %             %
ENDED                     PAID TO FIRMS  NFSC        FBS                                      TRANSACTIONS  TRANSACTIONS
                          PROVIDING                                                           THROUGH       THROUGH
                          RESEARCH                                                            NFSC          FBS

1997    $    476,366          83    %    $    95,777 $ 5,043          20    %      1    %      29    %       0    %

1996    $ 195,409          64%           $ 43,699    $ 2,978          22%          2%          33%           1%

1995    $ 105,477          67%           $ 40,358    $ 100            38%          0%          58%           0%


GROWTH PORTFOLIO



PERIOD TOTAL          %         TO           TO               % TO NFSC    % TO FBS    %             %
ENDED                 PAID TO
                      FIRMS     NFSC         FBS                                       TRANSACTIONS  TRANSACTIONS
                      PROVIDING                                                                 THROUGH       THROUGH
                      RESEARCH                                                                  NFSC          FBS

1997   $    9,024,141 94%       $ 2,325,582  $ 17,682          26    %      0    %      36    %       0    %

1996   $ 4,689,993    68%       $ 1,167,932  $ 41,903          25%          1%          37%           1%

1995   $ 3,835,624    97%       $ 1,237,372  $ 13,081          32%          0%          43%           0%


OVERSEAS PORTFOLIO



PERIOD  TOTAL               % PAID       TO           TO                % TO NFSC   % TO FBS    %             %
ENDED                       TO FIRMS     NFSC         FBS                                       TRANSACTIONS  TRANSACTIONS
                            PROVIDING                                                           THROUGH       THROUGH
                            RESEARCH                                                            NFSC          FBS

1997    $    4,298,667          92    % $    8,726     $   286,119          0    %      7    %      1    %        7    %

1996    $ 4,851,584          86%        $ 23,341      $ 338,852          1%          7%          2%            9%

1995    $ 2,495,829          96%        $ 10,057      $ 240,170          0%          10%         1%            12%


BALANCED PORTFOLIO

PERIOD  TOTAL             % PAID       TO               TO            % TO NFSC    % TO FBS    %             %
ENDED                     TO FIRMS     NFSC             FBS                                    TRANSACTIONS  TRANSACTIONS
                          PROVIDING                                                            THROUGH       THROUGH
                          RESEARCH                                                             NFSC          FBS

1997    $    110,250          95    %  $    21,583      $    110          20    %      0    %      29    %       0    %

1996    $ 138,649          70%         $ 32,871         $ 1,221        24%          1%          39%           1%

1995    $ 65,835           89%         $ 12,056         $ 195          18%          0%          37%           0%


ASSET MANAGER PORTFOLIO



PERIOD  TOTAL               % PAID       TO           TO               % TO NFSC    % TO FBS    %             %
ENDED                       TO FIRMS     NFSC         FBS                                       TRANSACTIONS  TRANSACTIONS
                            PROVIDING                                                           THROUGH       THROUGH
                            RESEARCH                                                            NFSC          FBS

1997    $    2,804,490          90    %  $    507,147 $ 32,266          18    %      1    %      24    %       0    %

1996    $ 5,969,816          85%         $ 600,978    $ 27,964          10%          0%          22%           0%

1995    $ 12,537,406         96%         $ 1,793,406  $ 218,281         14%          2%          33%           2%


ASSET MANAGER: GROWTH PORTFOLIO

PERIOD  TOTAL             % PAID       TO              TO              % TO NFSC    % TO FBS    %             %
ENDED                     TO FIRMS     NFSC            FBS                                      TRANSACTIONS  TRANSACTIONS
                          PROVIDING                                                            THROUGH       THROUGH
                          RESEARCH                                                              NFSC          FBS

1997    $    385,678          85    %  $    66,125     $    3,506          17    %      1    %      20    %       0    %

1996    $ 296,932          70%         $ 52,039        $ 2,173          18%          1%          30%           1%

1995    $ 335,353          93%         $ 4,540         $ 14             13%          0%          30%           0%


CONTRAFUND PORTFOLIO



PERIOD  TOTAL               % PAID       TO           TO               % TO NFSC    % TO FBS    %             %
ENDED                       TO FIRMS     NFSC         FBS                                       TRANSACTIONS  TRANSACTIONS
                            PROVIDING                                                           THROUGH       THROUGH
                            RESEARCH                                                            NFSC          FBS

1997    $    6,500,753          95%      $ 1,306,677  $ 86,392          20    %      1    %      30    %       1    %

1996    $ 4,846,349          73%         $ 1,020,036  $ 8,210           21%          0%          32%           0%

1995    $ 672,767            97%         $ 246,389    $ 0               37%          0%          49%           0%


GROWTH & INCOME PORTFOLIO

PERIOD  TOTAL             % PAID       TO               TO           % TO NFSC    % TO FBS    %             %
ENDED                     TO FIRMS     NFSC             FBS                                   TRANSACTIONS  TRANSACTIONS
                          PROVIDING                                                           THROUGH       THROUGH
                          RESEARCH                                                            NFSC          FBS

1997    $    314,270          85    %  $    65,536      $    50          21    %      0    %      24    %       0    %


INDEX 500 PORTFOLIO

PERIOD  TOTAL            % PAID       TO           TO            % TO NFSC   % TO FBS    %             %
ENDED                    TO FIRMS     NFSC         FBS                                   TRANSACTIONS  TRANSACTIONS
                         PROVIDING                                                       THROUGH       THROUGH
                         RESEARCH                                                        NFSC          FBS

1997    $    98,894          13    %  $    28      $    371          0    %      0    %      0    %        0    %

1996    $ 51,591          91%         $ 374        $ 0            1%          0%          0%            0%

1995    $ 133,659         31%         $ 20         $ 0            0%          0%          0%            0%


   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for each fund are made independently (and by BT for Index 500) from those of other funds managed by FMR or BT or accounts managed by FMR or BT affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund and BT as sub-adviser to Index 500 outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. VALUATION
FSC normally determines each class's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each class's NAV.
MONEY MARKET PORTFOLIO
Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Securities of other investment companies are valued at their respective NAVs.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7, as summarized in the section entitled "Quality and
Maturity   "     on page 10.
The Board of Trustees oversees FMR's adherence to the provisions of Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
HIGH INCOME AND INVESTMENT GRADE BOND PORTFOLIOS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
EQUITY-INCOME, GROWTH, OVERSEAS, ASSET MANAGER, ASSET MANAGER: GROWTH, INDEX 500, CONTRAFUND, BALANCED, GROWTH & INCOME AND GROWTH OPPORTUNITIES PORTFOLIOS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
   A class     may quote performance in various ways. All performance
information supplied by the funds in advertising is historical and is
not intended to indicate future returns.    The share price of each
class of a bond or equity fund, the yield, if applicable, of each
class of a bond, equity, or money market fund,     and the total
return fluctuate in response to market conditions and other factors,
and the value of a    bond or equity     fund's shares when redeemed
may be more or less than their original cost.
YIELD CALCULATIONS (MONEY MARKET PORTFOLIO). To compute the    yield
for the     money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The
money market fund also may calculate a   n     effective yield by
compounding the base period return over a one-year period. In addition to the current yield, the money market fund may quote yields in advertising based on any historical seven-day period. Yields for the money market fund are calculated on the same basis as other money
market funds, as required by    applicable     regulation.
YIELD CALCULATIONS (EXC   EPT     MONEY MARKET PORTFOLIO). Yields for
a class are computed by dividing the class's pro rata share of the
   fund's     interest and dividend income for a given 30-day or
one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month
period, whichever is earlier.    Income is adjusted to reflect gains
and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities.
Other c    apital gains and losses generally are excluded from the
calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the class's yield.
Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment
alternatives. However,    a     class's yield fluctuates, unlike
investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the class's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the
class's NAV over a stated period.    A class's total return may be
calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees.
    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the class.
In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An
adjusted NAV includes any distributions paid    by a fund     and
reflects all elements of    a class's     return. Unless otherwise
indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES.    A growth, growth and income, or asset allocation
fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when a NAV has crossed, stayed above, or stayed below its moving average. On December 26, 1997, the 13-week and 39-week long-term moving averages were $23.68 and $22.46 for Equity-Income - Initial Class; $36.87 and $34.95 for Growth - Initial Class; $19.42 and $19.44 for Overseas - Initial Class; $17.68 and $16.92 for Asset Manager - Initial Class; $16.01 and $15.25 for Asset
Manager: Growth - Initial Class; $111.61 and $105.59 for Index 500 - Initial Class; $19.84 and $18.61 for Contrafund - Initial Class; $14.29 and $13.74 for Balanced - Initial Class; $18.64 and $17.58 for Growth Opportunities - Initial Class; and $12.16 and $11.44 for Growth & Income - Initial Class, respectively. The initial offering of Service Class shares of each fund (except Money Market, Investment Grade Bond, and Index 500) began on November 3, 1997.
HISTORICAL FUND RESULTS. The following table shows    each class's
yield (money market    and     bond funds) and total return for the
periods ended December 31, 1997. The initial offering of Service Class shares of each fund (except Money Market, Investment Grade Bond, and Index 500) began on November 3, 1997. A fund's Service Class returns prior to the initial offering date are those of Initial Class, the original class of the fund, which does not have a 12b-1 fee. Service Class returns would have been lower if the applicable Service Class 12b-1 fee had been reflected in returns prior to the initial offering date.
     AVERAGE ANNUAL TOTAL RETURNS  CUMULATIVE TOTAL RETURNS




AS OF 12/31/97

7-DAY/30-DAY               ONE           FIVE            10              ONE             FIVE             10 YEARS/
YIELD                      YEAR          YEARS           YEARS/LIFE      YEAR            YEARS            LIFE OF
                                                         OF                                               FUND*
                                                         FUND*



MONEY MARKET PORTFOLIO:
   5.56    %    (7-DAY)        5.51    %     4.85    %       5.87    %       5.51    %       26.71    %       76.82    %
INITIAL CLASS

INVESTMENT GRADE
5.79%    (30-DAY)              9.06    %     7.11    %       8.29    %       9.06    %       41.00    %       106.02    %
BOND PORTFOLIO:
INITIAL CLASS

INDEX 500 PORTFOLIO:
N/A                            32.83    %    19.91    %      19.87    %      32.83    %      147.95    %      163.59    %
INITIAL CLASS

HIGH INCOME PORTFOLIO:
8.41%    (30-DAY)              17.67    %    13.91    %      12.81    %      17.67    %      91.82    %       233.79    %
INITIAL CLASS

   HIGH INCOME PORTFOLIO:
   N/A                         17.58    %    13.90    %      12.80    %      17.58    %      91.68    %       233.55    %
       SERVICE CLASS

ASSET MANAGER PORTFOLIO:
N/A                            20.65    %    12.98    %      12.73    %      20.65    %      84.11    %       171.19    %
INITIAL CLASS

   ASSET MANAGER PORTFOLIO:
N/A                            20.52    %    12.96    %      12.72    %      20.52    %      83.91    %       170.89    %
       SERVICE CLASS

ASSET MANAGER:
N/A                            25.07    % N/A                 22.73    %      25.07    %  N/A                  84.69    %
GROWTH PORTFOLIO:
INITIAL CLASS

   ASSET MANAGER:
N/A                            24.99    % N/A                 22.71    %      24.99    %  N/A                  84.58    %
   GROWTH PORTFOLIO:
       SERVICE CLASS

EQUITY-INCOME PORTFOLIO:
N/A                            28.11    %    20.16    %      16.72    %      28.11    %      150.50    %      369.43    %
INITIAL CLASS

   EQUITY-INCOME PORTFOLIO:
N/A                            28.05    %    20.15    %      16.72    %      28.05    %      150.39    %      369.24    %
       SERVICE CLASS

CONTRAFUND PORTFOLIO:
N/A                            24.14    % N/A                 28.16    %      24.14    %  N/A                  110.26    %
INITIAL CLASS

   CONTRAFUND PORTFOLIO:
N/A                            24.08    % N/A                 28.14    %      24.08    %  N/A                  110.15    %
       SERVICE CLASS

GROWTH PORTFOLIO:
N/A                            23.48    %    18.00    %      17.19    %      23.48    %      128.82    %      388.38    %
INITIAL CLASS

   GROWTH PORTFOLIO:
N/A                            23.45    %    18.00    %      17.18    %      23.45    %      128.76    %      388.25    %
       SERVICE CLASS

OVERSEAS PORTFOLIO:
N/A                            11.56    %    14.12    %      9.62    %       11.56    %      93.54    %       150.57    %
INITIAL CLASS

   OVERSEAS PORTFOLIO:
N/A                            11.56    %    14.12    %      9.62    %       11.56    %      93.54    %       150.57    %
       SERVICE CLASS

GROWTH & INCOME
N/A                            30.09    % N/A                 28.69%          30.09    %  N/A                  28.79    %
PORTFOLIO:
INITIAL CLASS

   GROWTH & INCOME
N/A                            30.10    % N/A                 28.70%          30.10    %  N/A                  28.79    %
   PORTFOLIO:
SERVICE CLASS

BALANCED PORTFOLIO:
N/A                            22.18    % N/A                 15.28    %      22.18    %  N/A                  53.07    %
INITIAL CLASS

   BALANCED PORTFOLIO:
N/A                            22.27    % N/A                 15.30    %      22.27    %  N/A                  53.18    %
       SERVICE CLASS

GROWTH OPPORTUNITIES
N/A                            29.95    % N/A                 26.81    %      29.95    %  N/A                  103.68    %
PORTFOLIO:
INITIAL CLASS

   GROWTH OPPORTUNITIES
N/A                            29.95    % N/A                 26.81    %      29.95    %  N/A                  103.68    %
   PORTFOLIO:
       SERVICE CLASS


 Note: If FMR had not reimbursed certain expenses during these periods, yields and total returns would have been lower.
* 10-year return for Money Market, High Income, Equity-Income, Growth
and Overseas Portfolios   . Life of fund:     Investment Grade Bond
Portfolio commenced operations December 5, 1988; Asset Manager Portfolio commenced operations September 6, 1989; Index 500 Portfolio commenced operations August 27, 1992; Contrafund, Asset Manager:
Growth, Balanced and Growth Opportunities Portfolios commenced operations January 3, 1995; and Growth & Income Portfolio commenced operations December 31, 1996.
The following tables show the income and capital elements of each class's cumulative total return. The tables compare each class's return to the record of the S&P 500, the Dow Jones Industrial Average
(DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each class. The S&P 500 and DJIA comparisons are provided to show how each class's total return compared to the record of a broad unmanaged index of
common stocks and    a narrower set of stocks of major industrial
companies, respectively, over the same period. Because each of Money Market, High Income and Investment Grade Bond invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as a money market or bond fund. Each of Index 500, Asset Manager, Asset
Manager: Growth, Equity-Income, Contrafund, Growth, Overseas, Growth & Income, Balanced, and Growth Opportunities has the ability to invest in securities not included in either index, and its investment
portfolio may or may not be similar     in composition to the indexes.
The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.
The initial offering of Service Class shares of each fund (except Money Market, Investment Grade Bond, and Index 500) began on November 3, 1997. A fund's Service Class figures prior to the initial offering date are those of Initial Class, the original class of the fund, which does not have a 12b-1 fee. Service Class figures would have been lower if the applicable Service Class 12b-1 fee had been reflected in figures prior to the initial offering date.
The following tables show the growth in value of a hypothetical $10,000 investment in each class of each fund during the 10-year period ended December 31, 1997, or life of each fund, as applicable,
assuming all distributions were reinvested.    Total returns are based
on past results and are not an indication of future performance    .
Tax consequences of different investments have not been factored into the figures below.
MONEY MARKET PORTFOLIO. During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Initial Class of Money
Market Portfolio would have grown to $   17,682    .
MONEY MARKET PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF       TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED     VALUE                                            LIVING
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    10,000       $    7,682       $    0         $    17,682   $ 52,577       $    54,688       $    13,977

1996    $    10,000       $    6,759       $    0         $    16,759   $ 39,424       $    43,801       $    13,744

1995    $    10,000       $    5,899       $    0         $    15,899   $ 32,063       $    34,032       $    13,302

1994    $    10,000       $    5,017       $    0         $    15,017   $ 23,305       $    24,891       $    12,972

1993    $    10,000       $    4,405       $    0         $    14,405   $ 23,002       $    23,712       $    12,634

1992    $    10,000       $    3,954       $    0         $    13,954   $ 20,896       $    20,268       $    12,296

1991    $    10,000       $    3,431       $    0         $    13,431   $ 19,412       $    18,890       $    11,950

1990    $    10,000       $    2,660       $    0         $    12,660   $ 14,877       $    15,192       $    11,594

1989    $    10,000       $    1,718       $    0         $    11,718   $ 15,356       $    15,274       $    10,927

1988    $    10,000       $    739         $    0         $    10,739   $ 11,661       $    11,592       $    10,442


Explanatory Notes: With an initial investment of $10,000 in Initial Class of Money Market Portfolio on January 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at the time they
were reinvested), amounted to $   17,682    . If distributions had not
been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   5,714 for dividends    . The fund did not
distribute any capital gains during the period.
HIGH INCOME PORTFOLIO. During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Initial Class of High
Income Portfolio would have grown to $   33,379    .
HIGH INCOME PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF          VALUE OF         TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED        REINVESTED       VALUE                                            LIVING
       $10,000           DIVIDEND          CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS     DISTRIBUTIONS

1997    $    14,029       $    17,713       $    1,637   $ 33,379



    $ 52,577          $ 54,688          $ 13,977

1996    $    12,934       $    14,190       $    1,244   $ 28,368         $ 39,424          $ 43,801          $ 13,744

1995    $    12,448       $    11,628       $    801     $ 24,877         $ 32,063          $ 34,032          $ 13,302

1994    $    11,105       $    8,789        $    714     $ 20,608         $ 23,305          $ 24,891          $ 12,972

1993    $    12,386       $    8,453        $    112     $ 20,951         $ 23,002          $ 23,712          $ 12,634

1992    $    11,178       $    6,223        $    0       $ 17,401         $ 20,896          $ 20,268          $ 12,296

1991    $    9,866        $    4,262        $    0       $ 14,128         $ 19,412          $ 18,890          $ 11,950

1990    $    7,304        $    3,155        $    0       $ 10,459         $ 14,877          $ 15,192          $ 11,594

1989    $    8,378        $    2,320        $    0       $ 10,698         $ 15,356          $ 15,274          $ 10,927

1988    $    9,979        $    1,185        $    0       $ 11,164         $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Initial Class of High Income Portfolio on January 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   24,456    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   8,399     for dividends and $   744     for capital gain
distributions.
During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Service Class of High Income Portfolio would
have grown to $   33,355    .
HIGH INCOME PORTFOLIO - SERVICE CLASS  INDICES




YEAR   VALUE OF          VALUE OF          VALUE OF         TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED        REINVESTED       VALUE                                            LIVING
       $10,000           DIVIDEND          CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS     DISTRIBUTIONS

1997    $    14,019       $    17,700       $    1,636   $ 33,355         $ 52,577          $ 54,688          $ 13,977

1996    $    12,934       $    14,190       $    1,244   $ 28,368         $ 39,424          $ 43,801          $ 13,744

1995    $    12,448       $    11,628       $    801     $ 24,877         $ 32,063          $ 34,032          $ 13,302

1994    $    11,105       $    8,789        $    714     $ 20,608         $ 23,305          $ 24,891          $ 12,972

1993    $    12,386       $    8,453        $    112     $ 20,951         $ 23,002          $ 23,712          $ 12,634

1992    $    11,178       $    6,223        $    0       $ 17,401         $ 20,896          $ 20,268          $ 12,296

1991    $    9,866        $    4,262        $    0       $ 14,128         $ 19,412          $ 18,890          $ 11,950

1990    $    7,304        $    3,155        $    0       $ 10,459         $ 14,877          $ 15,192          $ 11,594

1989    $    8,378        $    2,320        $    0       $ 10,698         $ 15,356          $ 15,274          $ 10,927

1988    $    9,979        $    1,185        $    0       $ 11,164         $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Service Class of High Income Portfolio on January 1, 1988, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   24,456    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   8,399     for dividends and $   744     for capital gain
distributions.
EQUITY-INCOME PORTFOLIO. During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Initial Class of
Equity-Income Portfolio would have grown to $   46,943    .

EQUITY-INCOME PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF     VALUE OF      VALUE OF          TOTAL                S&P 500           DJIA              COST OF
ENDED  INITIAL      REINVESTED    REINVESTED        VALUE                                                    LIVING
       $10,000      DIVIDEND      CAPITAL GAIN
       INVESTMENT   DISTRIBUTIONS DISTRIBUTIONS

1997    $    25,775 $ 10,534       $    10,634       $    46,943          $ 52,577          $ 54,688          $ 13,977

1996    $    22,325 $ 8,457        $    5,861        $    36,643          $ 39,424          $ 43,801          $ 13,744

1995    $    20,456 $ 7,700        $    3,908        $    32,064          $ 32,063          $ 34,032          $ 13,302

1994    $    16,295 $ 5,552        $    1,888        $    23,735          $ 23,305          $ 24,891          $ 12,972

1993    $    16,391 $ 5,013        $    764          $    22,168          $ 23,002          $ 23,712          $ 12,634

1992    $    14,225 $ 3,852        $    663          $    18,740          $ 20,896          $ 20,268          $ 12,296

1991    $    12,580 $ 2,867        $    586          $    16,033          $ 19,412          $ 18,890          $ 11,950

1990    $    10,096 $ 1,631        $    471          $    12,198          $ 14,877          $ 15,192          $ 11,594

1989    $    13,047 $ 1,245        $    107          $    14,399          $ 15,356          $ 15,274          $ 10,927

1988    $    11,688 $ 583          $    0            $    12,271          $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Initial Class of Equity-Income Portfolio on January 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   23,144    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   4,459     for dividends and $   4,989     for capital gain
distributions.
During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Service Class of Equity-Income Portfolio would
have grown to $   46,924    .
EQUITY-INCOME PORTFOLIO - SERVICE CLASS  INDICES




YEAR   VALUE OF     VALUE OF      VALUE OF          TOTAL                S&P 500           DJIA              COST OF
ENDED  INITIAL      REINVESTED    REINVESTED        VALUE                                                    LIVING
       $10,000      DIVIDEND      CAPITAL GAIN
       INVESTMENT   DISTRIBUTIONS DISTRIBUTIONS

1997    $    25,764 $ 10,531       $    10,629       $    46,924          $ 52,577          $ 54,688          $ 13,977

1996    $    22,325 $ 8,457        $    5,861        $    36,643          $ 39,424          $ 43,801          $ 13,744

1995    $    20,456 $ 7,700        $    3,908        $    32,064          $ 32,063          $ 34,032          $ 13,302

1994    $    16,295 $ 5,552        $    1,888        $    23,735          $ 23,305          $ 24,891          $ 12,972

1993    $    16,391 $ 5,013        $    764          $    22,168          $ 23,002          $ 23,712          $ 12,634

1992    $    14,225 $ 3,852        $    663          $    18,740          $ 20,896          $ 20,268          $ 12,296

1991    $    12,580 $ 2,867        $    586          $    16,033          $ 19,412          $ 18,890          $ 11,950

1990    $    10,096 $ 1,631        $    471          $    12,198          $ 14,877          $ 15,192          $ 11,594

1989    $    13,047 $ 1,245        $    107          $    14,399          $ 15,356          $ 15,274          $ 10,927

1988    $    11,688 $ 583          $    0            $    12,271          $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Service Class of Equity-Income Portfolio on January 1, 1988, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   23,144    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   4,459     for dividends and $   4,989     for capital gain
distributions.
GROWTH PORTFOLIO. During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Initial Class of Growth Portfolio
would have grown to $   48,838    .
GROWTH PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF     VALUE OF       VALUE OF         TOTAL                S&P 500           DJIA              COST OF
ENDED  INITIAL      REINVESTED     REINVESTED       VALUE                                                    LIVING
       $10,000      DIVIDEND       CAPITAL GAIN
       INVESTMENT   DISTRIBUTIONS  DISTRIBUTIONS

1997    $    36,588 $ 2,918       $    9,332       $    48,838          $ 52,577          $ 54,688          $ 13,977

1996    $    30,710 $ 2,186       $    6,655       $    39,551          $ 39,424          $ 43,801          $ 13,744

1995    $    28,797 $ 1,951       $    3,733       $    34,481          $ 32,063          $ 34,032          $ 13,302

1994    $    21,391 $ 1,308       $    2,773       $    25,472          $ 23,305          $ 24,891          $ 12,972

1993    $    22,761 $ 1,252       $    1,464       $    25,477          $ 23,002          $ 23,712          $ 12,634

1992    $    19,487 $ 955         $    901         $    21,343          $ 20,896          $ 20,268          $ 12,296

1991    $    18,254 $ 845         $    424         $    19,523          $ 19,412          $ 18,890          $ 11,950

1990    $    12,732 $ 390         $    295         $    13,417          $ 14,877          $ 15,192          $ 11,594

1989    $    14,970 $ 231         $    0           $    15,201          $ 15,356          $ 15,274          $ 10,927

1988    $    11,558 $ 0           $    0           $    11,558          $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Initial Class of Growth Portfolio on January 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   17,534    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,282     for dividends and $   5,237     for capital gain
distributions.
During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Service Class of Growth Portfolio would have
grown to $   48,825    .
GROWTH PORTFOLIO - SERVICE CLASS  INDICES




YEAR   VALUE OF     VALUE OF       VALUE OF         TOTAL                S&P 500           DJIA              COST OF
ENDED  INITIAL      REINVESTED     REINVESTED       VALUE                                                    LIVING
       $10,000      DIVIDEND       CAPITAL GAIN
       INVESTMENT   DISTRIBUTIONS  DISTRIBUTIONS

1997    $    36,578 $ 2,917       $    9,330       $    48,825          $ 52,577          $ 54,688          $ 13,977

1996    $    30,710 $ 2,186       $    6,655       $    39,551          $ 39,424          $ 43,801          $ 13,744

1995    $    28,797 $ 1,951       $    3,733       $    34,481          $ 32,063          $ 34,032          $ 13,302

1994    $    21,391 $ 1,308       $    2,773       $    25,472          $ 23,305          $ 24,891          $ 12,972

1993    $    22,761 $ 1,252       $    1,464       $    25,477          $ 23,002          $ 23,712          $ 12,634

1992    $    19,487 $ 955         $    901         $    21,343          $ 20,896          $ 20,268          $ 12,296

1991    $    18,254 $ 845         $    424         $    19,523          $ 19,412          $ 18,890          $ 11,950

1990    $    12,732 $ 390         $    295         $    13,417          $ 14,877          $ 15,192          $ 11,594

1989    $    14,970 $ 231         $    0           $    15,201          $ 15,356          $ 15,274          $ 10,927

1988    $    11,558 $ 0           $    0           $    11,558          $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Service Class of Growth Portfolio on January 1, 1988, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   17,534    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,282     for dividends and $   5,237     for capital gain
distributions.
OVERSEAS PORTFOLIO. During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Initial Class of Overseas
Portfolio would have grown to $   25,057    .
OVERSEAS PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF         TOTAL         S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED       VALUE                                             LIVING
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    20,535       $    2,323       $    2,199     $    25,057 $ 52,577          $ 54,688          $ 13,977

1996    $    20,150       $    1,852       $    460       $    22,462 $ 39,424          $ 43,801          $ 13,744

1995    $    18,246       $    1,445       $    160       $    19,851 $ 32,063          $ 34,032          $ 13,302

1994    $    16,759       $    1,255       $    75        $    18,089 $ 23,305          $ 24,891          $ 12,972

1993    $    16,556       $    1,152       $    74        $    17,782 $ 23,002          $ 23,712          $ 12,634

1992    $    12,332       $    615         $    0         $    12,947 $ 20,896          $ 20,268          $ 12,296

1991    $    14,000       $    501         $    0         $    14,501 $ 19,412          $ 18,890          $ 11,950

1990    $    13,283       $    144         $    0         $    13,427 $ 14,877          $ 15,192          $ 11,594

1989    $    13,551       $    104         $    0         $    13,655 $ 15,356          $ 15,274          $ 10,927

1988    $    10,813       $    0           $    0         $    10,813 $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Initial Class of Overseas Portfolio on January 1, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   13,641    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,604     for dividends and $   1,754     for capital gain
distributions.
During the ten-year period ended December 31, 1997, a hypothetical $10,000 investment in Service Class of Overseas Portfolio would have
grown to $   25,057    .
OVERSEAS PORTFOLIO - SERVICE CLASS  INDICES


<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "8X12TABLE" IS TOO WIDE!
TABLE WIDTH IS 136 CHARACTERS.


YEAR   VALUE OF          VALUE OF         VALUE OF         TOTAL         S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED       VALUE                                             LIVING
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    20,535       $    2,323       $    2,199     $    25,057 $ 52,577          $ 54,688          $ 13,977

1996    $    20,150       $    1,852       $    460       $    22,462 $ 39,424          $ 43,801          $ 13,744

1995    $    18,246       $    1,445       $    160       $    19,851 $ 32,063          $ 34,032          $ 13,302

1994    $    16,759       $    1,255       $    75        $    18,089 $ 23,305          $ 24,891          $ 12,972

1993    $    16,556       $    1,152       $    74        $    17,782 $ 23,002          $ 23,712          $ 12,634

1992    $    12,332       $    615         $    0         $    12,947 $ 20,896          $ 20,268          $ 12,296

1991    $    14,000       $    501         $    0         $    14,501 $ 19,412          $ 18,890          $ 11,950

1990    $    13,283       $    144         $    0         $    13,427 $ 14,877          $ 15,192          $ 11,594

1989    $    13,551       $    104         $    0         $    13,655 $ 15,356          $ 15,274          $ 10,927

1988    $    10,813       $    0           $    0         $    10,813 $ 11,661          $ 11,592          $ 10,442


Explanatory Notes: With an initial investment of $10,000 in Service Class of Overseas Portfolio on January 1, 1988, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   13,641    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   1,604     for dividends and $   1,754     for capital gain
distributions.
INVESTMENT GRADE BOND PORTFOLIO. During the period from December 5, 1988 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Investment Grade Bond Portfolio
would have grown to $   20,602    .
INVESTMENT GRADE    BOND     PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF       TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED     VALUE                                            LIVING**
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    12,560       $    7,653       $    389       $    20,602 $ 45,652       $    48,295       $    13,408

1996    $ 12,240          $ 6,272          $ 379          $ 18,891    $ 34,   231       $ 3   8,680       $ 13,184

1995    $ 12,480          $ 5,441          $ 386          $ 18,307    $ 2   7,839       $ 30   ,054       $ 12,760

1994    $ 11,020          $ 4,243          $ 341          $ 15,604    $ 20,   235       $ 2   1,981       $ 12,444

1993    $ 11,480          $ 4,420          $ 313          $ 16,213    $    19,972       $ 2   0,940       $ 12,120

1992    $ 10,970          $ 3,418          $ 223          $ 14,611    $ 18,   143       $ 1   7,899       $ 11,796

1991    $ 11,080          $ 2,596          $ 24           $ 13,700    $ 1   6,855       $ 16,   681       $ 11,463

1990    $ 9,920           $ 1,831          $ 21           $ 11,772    $ 1   2,917       $ 13,   416       $ 11,122

1989    $ 10,140          $ 921            $ 22           $ 11,083    $ 13,   333       $ 13,   488       $ 10,482

1       $ 10,000          $ 52             $ 0            $ 10,052    $ 10,   125       $ 10,   237       $ 10,017
9
8
8
*


* From December 5, 1988 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Investment Grade Bond Portfolio on December 5, 1988, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   17,013    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   5,214     for dividends and $   270     for capital gain
distributions.
ASSET MANAGER PORTFOLIO. During the period from September 6, 1989 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Asset Manager Portfolio would
have grown to $   27,119    .
ASSET MANAGER PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF         TOTAL      S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED       VALUE                                          LIVING**
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    18,010       $    4,551       $    4,558     $    27,119 $ 35,006       $    36,673       $    12,945

1996    $ 16,930          $ 3,418          $ 2,129          $ 22,477  $ 26,   249       $ 29,   372       $ 12,729

1995    $ 15,790          $ 2,448          $ 1,375          $ 19,613  $ 21,   348       $ 22,   821       $ 12,319

1994    $ 13,790          $ 1,779          $ 1,201          $ 16,770  $ 15,   517       $ 16,   692       $ 12,014

1993    $ 15,420          $ 1,642          $ 795            $ 17,857  $ 15,   315       $ 15,   901       $ 11,701

1992    $ 13,320          $ 1,004          $ 406            $ 14,730  $ 13,   913       $ 13,   592       $ 11,388

1991    $ 12,550          $ 610            $ 25             $ 13,185  $ 12,   925       $ 12,   667       $ 11,067

1990    $ 10,240          $ 497            $ 21             $ 10,758  $ 9,   905        $ 10,   187       $ 10,738

1       $ 9,970           $ 91             $ 20             $ 10,081  $ 10,   224       $ 10,   242       $ 10,120
9
8
9
*


* From September 6, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Asset Manager Portfolio on September 6, 1989, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   17,134    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   2,910     for dividends and $   3,010     for capital gain
distributions.
During the period from September 6, 1989 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service
Class of Asset Manager Portfolio would have grown to $   27,089    .
ASSET MANAGER PORTFOLIO - SERVICE CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF         TOTAL      S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED       REINVESTED       VALUE                                         LIVING**
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    17,990       $    4,546       $    4,553     $    27,089  $ 35,006          $    36,673       $    12,945

1996    $ 16,930          $ 3,418          $ 2,129        $ 22,477     $    26,249       $    29,372       $ 12,729

1995    $ 15,790          $ 2,448          $ 1,375        $ 19,613     $    21,348       $    22,821       $ 12,319

1994    $ 13,790          $ 1,779          $ 1,201        $ 16,770     $    15,517       $    16,692       $ 12,014

1993    $ 15,420          $ 1,642          $ 795          $ 17,857     $    15,315       $    15,901       $ 11,701

1992    $ 13,320          $ 1,004          $ 406          $ 14,730     $    13,913       $    13,592       $ 11,388

1991    $ 12,550          $ 610            $ 25           $ 13,185     $    12,925       $    12,667       $ 11,067

1990    $ 10,240          $ 497            $ 21           $ 10,758     $    9,905        $    10,187       $ 10,738

1       $ 9,970           $ 91             $ 20           $ 10,081     $    10,224       $    10,242       $ 10,120
9
8
9
*


* From September 6, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Asset Manager Portfolio on September 6, 1989, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   17,134    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   2,910     for dividends and $   3,010     for capital gain
distributions.
ASSET MANAGER: GROWTH PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Asset Manager: Growth Portfolio
would have grown to $   18,469    .
ASSET MANAGER: GROWTH PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF       VALUE OF         TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED       VALUE                                           LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    16,360       $    435       $    1,674       $    18,469 $ 22,565       $    21,943       $    10,775

1996    $ 13,100          $ 348          $ 1,319          $ 14,767    $ 16,   920       $ 17,   575       $ 10,595

1       $ 11,770          $ 110          $ 422            $ 12,302    $ 13,   760       $ 13,   655       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Asset Manager: Growth Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   11,576    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   320     for dividends and $   1,190     for capital gain
distributions.
During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service Class
of Asset Manager: Growth Portfolio would have grown to $   18,458    .
ASSET MANAGER: GROWTH PORTFOLIO - SERVICE CLASS  INDICES


<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "8X5TABLE" IS TOO WIDE!
TABLE WIDTH IS 134 CHARACTERS.


YEAR   VALUE OF          VALUE OF       VALUE OF         TOTAL        S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED       VALUE                                            LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    16,350       $    435       $    1,673       $    18,458 $ 22,565       $    21,943       $    10,775

1996    $ 13,100          $ 348          $ 1,319          $ 14,767    $    16,920       $    17,575       $ 10,595

1       $ 11,770          $ 110          $ 422            $ 12,302    $    13,760       $    13,655       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Asset Manager: Growth Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   11,576    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   320     for dividends and $   1,190     for capital gain
distributions.
INDEX 500 PORTFOLIO. During the period from August 27, 1992 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Index 500 Portfolio would have
grown to $   26,359    .
INDEX 500 PORTFOLIO - INITIAL CLASS  INDICES




YEAR   VALUE OF          VALUE OF         VALUE OF         TOTAL        S&P 500     DJIA                  COST OF
ENDED  INITIAL           REINVESTED       REINVESTED       VALUE                                          LIVING**
       $10,000           DIVIDEND         CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS    DISTRIBUTIONS

1997    $    22,880       $    1,717       $    1,762       $    26,359 $ 26,788    $ 27,654              $    11,448

1996    $ 17,810          $ 1,11   3       $ 921            $ 19,844    $ 20,   087 $ 22,149              $ 11,256

1995    $ 15,142          $ 750            $ 279            $ 16,171    $ 16,   336 $ 17,209              $ 10,894

1994    $ 11,244          $ 363            $ 180            $ 11,787    $ 11,87   4 $ 12,587              $ 10,625

1993    $ 11,148          $ 360            $ 158            $ 11,666    $ 11,72   0 $ 11    ,   991       $ 10,348

1       $ 10,520          $ 95             $ 16             $ 10,631    $ 10,64   7 $ 10,249              $ 10,071
9
9
2
*


* From August 27, 1992 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Index 500 Portfolio on August 27, 1992, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   12,146    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   928     for dividends and $   1,086     for capital gain
distributions.
CONTRAFUND PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Contrafund Portfolio would have
grown to $   21,026    .
CONTRAFUND PORTFOLIO - INITIAL CLASS  INDICES


YEAR   VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    19,940       $    262       $    824       $    21,026     $   22,565       $    21,943       $    10,775

1996    $ 16,560          $ 73           $ 304          $ 16,937       $ 16,   920       $ 17,5   75       $ 10,595

1       $ 13,790          $ 61           $ 121          $ 13,972       $ 13,7   60       $ 13,6   55       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Contrafund Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   10,833    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   200     for dividends and $   620     for capital gain
distributions.
During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service Class
of Contrafund Portfolio would have grown to $   21,015.
CONTRAFUND PORTFOLIO - SERVICE CLASS  INDICES


YEAR   VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    19,930       $    261       $    824       $    21,015     $   22,565       $    21,943       $    10,775

1996    $ 16,560          $ 73           $ 304          $ 16,937       $ 16,9   20       $ 17,5   75       $ 10,595

1       $ 13,790          $ 61           $ 121          $ 13,972       $ 13,7   60       $ 13,6   55       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Contrafund Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   10,833    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   200     for dividends and $   620     for capital gain
distributions.
BALANCED PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Balanced Portfolio would have
grown to $   15,307    .
BALANCED PORTFOLIO - INITIAL CLASS  INDICES


YEAR   VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    14,580       $    556       $    171       $    15,307     $   22,565       $    21,943       $    10,775

1996    $ 12,230          $ 154          $ 144          $ 12,528       $    16,920       $    17,575       $ 10,595

1       $ 11,170          $ 141          $ 81           $ 11,392       $    13,760       $    13,655       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Balanced Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   10,589    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   450     for dividends and $   130     for capital gain
distributions.
During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service Class
of Balanced Portfolio would have grown to $   15,318    .
BALANCED PORTFOLIO - SERVICE CLASS  INDICES


YEAR   VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500           DJIA              COST OF
ENDED  INITIAL           REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000           DIVIDEND       CAPITAL GAIN
       INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997    $    14,590       $    556       $    172       $    15,318     $   22,565       $    21,943       $    10,775

1996    $ 12,230          $ 154          $ 144          $ 12,528       $    16,920       $    17,575       $ 10,595

1       $ 11,170          $ 141          $ 81           $ 11,392       $    13,760       $    13,655       $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Balanced Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   10,589    . If distributions had not been reinvested, the amount
of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   450     for dividends and $   130     for capital gain
distributions.
GROWTH & INCOME PORTFOLIO. During the period from December 31, 1996 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Growth & Income Portfolio would
have grown to    $12,879.
GROWTH & INCOME PORTFOLIO - INITIAL CLASS  INDICES


<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "8X12TABLE" IS TOO WIDE!
TABLE WIDTH IS 139 CHARACTERS.


YEAR          VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500    DJIA              COST OF
ENDED         INITIAL           REINVESTED     REINVESTED     VALUE                                       LIVING**
              $10,000           DIVIDEND       CAPITAL GAIN
              INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997   *       $    12,530       $    82        $    267       $    12,879   $ 13,105   $ 12,294       $    10,170


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Growth & Income Portfolio on December 31, 1996, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   10,340    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   80     for dividends and $   260     for capital gain
distributions.
During the period from December 31, 1996 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service
Class of Growth & Income Portfolio would have grown to $   12,879    .
GROWTH & INCOME PORTFOLIO - SERVICE CLASS  INDICES


<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "8X12TABLE" IS TOO WIDE!
TABLE WIDTH IS 139 CHARACTERS.


YEAR          VALUE OF          VALUE OF       VALUE OF       TOTAL          S&P 500    DJIA              COST OF
ENDED         INITIAL           REINVESTED     REINVESTED     VALUE                                       LIVING**
              $10,000           DIVIDEND       CAPITAL GAIN
              INVESTMENT        DISTRIBUTIONS  DISTRIBUTIONS

1997   *       $    12,530       $    82        $    267       $    12,879   $ 13,105   $ 12,294       $    10,170


* From December 31, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Growth & Income Portfolio on December 31, 1996, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   10,340    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   80     for dividends and $   260     for capital gain
distributions.
GROWTH OPPORTUNITIES PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Initial Class of Growth Opportunities Portfolio
would have grown to $   20,368.
GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS  INDICES


YEAR   VALUE OF         VALUE OF       VALUE OF       TOTAL            S&P 500          DJIA             COST OF
ENDED  INITIAL          REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000          DIVIDEND       CAPITAL GAIN
       INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

1997   $    19,270      $    479       $    619       $    20,368      $    22,565      $    21,943      $    10,775

1996   $ 15,400         $ 130          $ 143          $ 15,673         $ 16,9   20      $ 17,5   75      $ 10,595

1      $ 13,070         $ 111          $ 71           $ 13,252         $ 13,7   60      $ 13,6   55      $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Initial Class of Growth Opportunities Portfolio on January 3, 1995, the net amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to $   10,841    . If distributions had not been reinvested, the
amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to
$   360     for dividends and $   470     for capital gain
distributions.
During the period from January 3, 1995 (commencement of operations) to December 31, 1997, a hypothetical $10,000 investment in Service Class
of Growth Opportunities Portfolio would have grown to $   20,368    .
GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS  INDICES


YEAR   VALUE OF         VALUE OF       VALUE OF       TOTAL            S&P 500          DJIA             COST OF
ENDED  INITIAL          REINVESTED     REINVESTED     VALUE                                              LIVING**
       $10,000          DIVIDEND       CAPITAL GAIN
       INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

1997   $    19,270      $    479       $    619       $    20,368      $    22,565      $    21,943      $    10,775

1996   $ 15,400         $ 130          $ 143          $ 15,673         $    16,920      $    17,575      $ 10,595

1      $ 13,070         $ 111          $ 71           $ 13,252         $    13,760      $    13,655      $ 10,254
9
9
5
*


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Growth Opportunities Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted
to    $10,841. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $360 for dividends and $470 for capital gain distributions.
INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1997. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the    United States     now
make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $5,749.4 ($10,078.9 including the U.S.) billion in 1996 to $6,207.8 ($12,040.3 including the U.S.) billion in 1997.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets is measured in billions of U.S. dollars as of December 31, 1997.
TOTAL MARKET CAPITALIZATION
AUSTRALIA  $ 164.1  JAPAN               $ 1,498.6

AUSTRIA     23.0    NETHERLANDS          337.9

BELGIUM     75.5    NORWAY               31.5

CANADA      305.9   SINGAPORE/MALAYSIA   54.5/49.0

DENMARK     67.7    SPAIN                158.3

FRANCE      474.5   SWEDEN               154.5

GERMANY     584.7   SWITZERLAND          465.6

HONG KONG   167.0   UNITED KINGDOM       1,284.8

ITALY       238.9   UNITED STATES        6,206.9

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of December 31, 1997.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA
ARGENTINA            $ 38.1

BRAZIL                136.7

CHILE                 33.0

COLOMBIA              8.2

MEXICO                112.5

VENEZUELA             13.1

PERU                  10.3

TOTAL LATIN AMERICA  $ 351.9

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1997. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS
AUSTRALIA   -10.4%  JAPAN                -23.7%

AUSTRIA     1.6     NETHERLANDS          23.8

BELGIUM     13.6    NORWAY               6.2

CANADA      12.8    SINGAPORE/MALAYSIA   -30.0/-68.3

DENMARK     34.5    SPAIN                25.4

FRANCE      11.9    SWEDEN               12.9

GERMANY     24.6    SWITZERLAND          44.2

HONG KONG   -23.3   UNITED KINGDOM       22.6

ITALY       35.5    UNITED STATES        33.4

STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY
AUSTRALIA   9.2%   JAPAN                -14.5%

AUSTRIA     18.5   NETHERLANDS          45.1

BELGIUM     32.4   NORWAY               22.7

CANADA      17.8   SINGAPORE/MALAYSIA   -15.7/-51.1

DENMARK     56.1   SPAIN                46.9

FRANCE      29.5   SWEDEN               31.2

GERMANY     45.3   SWITZERLAND          56.7

HONG KONG   -23.2  UNITED KINGDOM       27.5

ITALY       57.5   UNITED STATES        33.4

The following table shows the average annualized stock market returns measured in U.S. dollars as of December 31, 1997.
STOCK MARKET PERFORMANCE
                Five Years Ended   Ten Years Ended
                December 31, 1997  December 31, 1997

Germany          15.32%             14.34%

Hong Kong        0.86               19.18

Japan            -4.11              -2.76

Spain            26.67              11.65

United Kingdom   17.42              13.95

United States    24.58              18.42

PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. The Asset Allocation Composite Indices (for Asset Manager and Asset
Manager: Growth) are hypothetical representations of the performance of the funds' three asset classes according to their respective weighting in each fund's neutral mix. The weightings are rebalanced monthly. Beginning January 1, 1997, the Asset Allocation Composite Index represents Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (10% - short-term/money market; 40% - bonds; and 50% - stocks), and the Aggressive Asset Allocation Composite Index represents Asset Manager:
Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term/money market; 25% - bonds; and 70% - stocks). The following indices are used to calculate the two
asset allocation composite indices: the    Lehman Brothers 3-month
Treasury Bill In    dex, representing the average of T-Bill rates for
each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments); the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgaged-backed securities with maturities of at least one year; and the S&P 500, a widely recognized, unmanaged index of common stocks. Between June 1, 1992 and January 1, 1997, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (20% - short-term instruments; 40% - bonds; and 40%
- stocks) during that period of time; and prior to January 1, 1997, the Aggressive Asset Allocation Composite Index represented Asset
Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term instruments; 30%
- bonds;        65% - stocks)        during that period of time. The
following        indices were used to calculate the two asset
allocation composite    indices:     the    Lehman Brothers 3-month
Treasury Bill     Index; the Lehman Brothers Treasury Bond Index, a
widely utilized benchmark of bond market performance that includes virtually all long-term public obligations of the U.S. Treasury (bonds); and the S&P 500. Prior to June 1, 1992, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (30%
- money market instruments; 40% - bonds; and 30% - stocks) during that period of time. The following indices were used to calculate the asset
allocation composite index: the Lehman Brothers 3-month    Treasury
Bill     Index; the    Lehman Brothers Treasury Bond Inde    x; and
the S&P 500.
Asset Manager and Asset Manager: Growth have the ability to invest in securities that are not included in any of the indices, and each fund's actual investment portfolio may not reflect the composition or the weighting of the indices used. The S&P 500 and the asset allocation composite indices include reinvestment of income or dividends and are based on the prices of unmanaged groups of stocks or U.S. Treasury obligations. Unlike each fund's returns, the indices do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds.
   The following table represents the comparative indices' calendar year-to-year performance:
      Lehman Brothers 3-Month     Lehman Brothers Treasury   S&P 500
         Treasury Bill     Index  Bond Index

1997      6.40    %                   9.57    %                  33.36    %

1996      8.74                     2.70                       22.96

1995      8.21                     18.35                      37.58

1994      6.22                     -3.38                      1.32

1993      2.92                     10.68                      10.08

1992      3.20                     7.21                       7.62

1991      4.26                     15.29                      30.47

1990      6.09                     8.54                       -3.10

1989      5.39                     14.38                      31.69

1988      5.52                     6.99                       16.61

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A class's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a class's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
Money Market Portfolio may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGESTM/All Taxable (Money Market), which is reported in IBC's MONEY FUND
REPORTTM, covers over    880     taxable money market funds.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
   In advertising materials and registration statements, Fidelity and insurance companies may refer to each portfolio of Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) either with or without the name "Fidelity" before the trust's name (or acronym). In either case, however, the trust's name (or acronym) will appear before the portfolio's name to distinguish the portfolio from other Fidelity funds.
A fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A    class of a bond, growth, growth and income, or asset
allocation     fund may quote various measures of volatility and
benchmark correlation in advertising. In addition, a fund may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In
advertising, a    bond, growth and income, or asset allocation
    fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate price movements over specific periods of
time    for each class of a bond, growth, growth and income, or asset
allocation fund    . Each point on the momentum indicator represents
   a     class's percentage change in price movements over that
period.
A    bond, growth, growth and income, or asset allocation     fund may
advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program,
an investor invests a fixed dollar amount in a    fund     at periodic
intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
Each fund is available only through the purchase of variable annuity and variable life insurance contracts offering deferral of income taxes on earnings, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period. Individuals holding shares of a fund through a variable annuity or variable life insurance contract may receive additional tax benefits from the deferral of income taxes associated with variable contracts. Individuals should consult their tax advisors to determine the effect of holding variable contracts on their individual tax situations.
As of December 31, 1997, FMR advised over $   30     billion in
   municipal     fund assets, $   99     billion in money market fund
assets, $   395     billion in equity fund assets, $   71     billion
in international fund assets, and $   24     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
   In addition to performance rankings, each class of a bond or money market fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
YIELDS AND TOTAL RETURNS QUOTED FOR A CLASS INCLUDE THE CLASS'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE YOU CAN PURCHASE SHARES OF EACH FUND ONLY THROUGH A VARIABLE ANNUITY AND/OR A VARIABLE LIFE INSURANCE CONTRACT, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and each class's net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on
days when the Federal Reserve Wire System is closed   , federal funds
wires cannot be sent    .
FSC normally determines each class's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a class's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
DISTRIBUTIONS AND TAXES
For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus. Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisers for a more complete discussion of possible tax consequences in a particular situation.
Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each fund intends to comply with these requirements.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies. Income and capital gain distributions are reinvested in additional shares of the same class of the fund. This is done to preserve the
tax   -    advantaged status of the variable contracts. Money Market
Portfolio may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its NAV at $1.00. Money Market Portfolio does not anticipate distributing long-term capital gains.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds   , if
any,     of its trust for tax purposes.
   As of December 31, 1997, Money Market Portfolio had a capital loss carryforward aggregating approximately $57,000. This loss carryforward, of which $29,000 and $28,000 will expire on December 31, 2002 and 2005, respectively, is available to offset future capital gains.
   As of December 31, 1997, Investment Grade Bond Portfolio hereby designates approximately $1,291,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, High Income Portfolio hereby designates approximately $41,373,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Asset Manager Portfolio hereby designates approximately $285,641,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Asset Manager: Growth Portfolio hereby designates approximately $25,212,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Balanced Portfolio hereby designates approximately $4,059,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Equity-Income Portfolio hereby designates approximately $225,002,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Index 500 Portfolio hereby designates approximately $32,767,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Growth & Income Portfolio hereby designates approximately $194,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Growth Opportunities Portfolio hereby designates approximately $27,360,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Contrafund Portfolio hereby designates approximately $93,685,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Growth Portfolio hereby designates approximately $710,603,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of December 31, 1997, Overseas Portfolio hereby designates approximately $78,646,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
BT
BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation, whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded
in 1903. As of December 31, 199   7    , Bankers Trust New York
Corporation was the seventh largest bank holding company in the United
States with total assets of approximately $1   4    0 billion. BT is a
worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets.
Investment management is a core business of BT with    over
$2   50     billion in assets under management globally. Of that
total,    over     $   100     billion    is     in U.S. equity index
assets. This makes BT one of the nation's leading managers of index funds.
BT has been advised by counsel that BT currently may perform the services for Index 500 Portfolio described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a
Director of Fidelity Investments Money Management, Inc.    (1998)    ,
Fidelity Management & Research (U.K.) Inc., and Fidelity Management &
Research (Far East) Inc.    Abigail Johnson, Vice President of certain
Equity Funds, is Mr. Johnson's daughter.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997), and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting - engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National
Security Advisor. Mr. Gates is    a Director of     LucasVarity PLC
(automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement
products).    Mr. Gates also is a Trustee of the Forum for
International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996) and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is
also President and a Director of FMR (1997)   ;     and President and
a Director of Fidelity Investments Money Management, Inc.
(199   8    ), Fidelity Management & Research (U.K.) Inc. (1997), and
Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp. Mr. Pozen currently serves as a Trustee for only Variable Insurance Products Fund III.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group
Leader of the Bond Group, Senior Vice President of FMR (1997)   , and
Vice President of FIMM (1998).     Mr. Churchill joined Fidelity in
1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.
BOYCE I. GREER (41), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President
of FMR (1997)   , and Vice President of FIMM (1998)    . Mr. Greer
served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
ABIGAIL P. JOHNSON (36), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity
funds.    Edward C. Johnson 3d, Trustee and President of the Funds, is
Ms. Johnson's father.
FRED L. HENNING, JR. (58), is Vice President of Fidelity's
Fixed-Income Group (1995)   ,     Senior Vice President of FMR
(1995)   , and Senior Vice President of FIMM (1998)    . Before
assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
BART A. GRENIER (38), is Vice President of certain High-Income Bond Funds (1997). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as a Director of High-Income Group Research and as Director of U.S. Equity Research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.
ROBERT A. LAWRENCE (45), is Vice President of certain Equity Funds
(1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
   RICHARD A. SPILLANE, JR. (46), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
   ROBERT DUBY (51), is Vice President of VIP: Money Market Portfolio
(1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Duby has managed a variety of Fidelity funds.
   BARRY J. COFFMAN (38), is Vice President of VIP: High Income
Portfolio.
   STEPHEN R. PETERSEN (41), is Vice President of VIP: Equity-Income Portfolio (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.
   JENNIFER UHRIG (36), is Vice President of VIP: Growth Portfolio
(1997) and other funds advised by FMR. Prior to her current responsibilities, Ms. Uhrig has managed a variety of Fidelity funds.
   RICHARD R. MACE, JR. (36), is Vice President of VIP: Overseas Portfolio (1996) and other funds advised by FMR. Prior to his current responsibilities, Mr. Mace has managed a variety of Fidelity funds.
   KEVIN E. GRANT (37), is Vice President of VIP II: Investment Grade Bond Portfolio (1997), VIP III: Balanced Portfolio (1996), and other funds advised by FMR. Since joining Fidelity in 1993, Mr. Grant has managed a variety of Fidelity funds. Prior to joining Fidelity, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.
   RICHARD C. HABERMANN (57), is Vice President of VIP II: Asset Manager Portfolio (1996), VIP II: Asset Manager: Growth Portfolio
(1996), and other funds advised by FMR. He is also Senior Vice President of FMR (1993) and a managing director of Fidelity Investments. Prior to his current responsibilities, Mr. Habermann has managed a variety of Fidelity funds.
   CHARLES S. MORRISON II (37), is Vice President of VIP II: Asset Manager Portfolio (1997), VIP II: Asset Manager: Growth Portfolio
(1997), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.
   JOHN J. TODD (48), is Vice President of VIP II: Asset Manager Portfolio (1996), VIP II: Asset Manager: Growth Portfolio (1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Todd has managed a variety of Fidelity funds.
   WILLIAM DANOFF (37), is Vice President of VIP II: Contrafund Portfolio (1995) and another fund advised by FMR. Since 1990, Mr. Danoff has managed another Fidelity fund.
   GEORGE A. VANDERHEIDEN (52), is Vice President of VIP III: Growth Opportunities Portfolio (1995) and other funds advised by FMR. Prior to his current responsibilities, Mr. Vanderheiden has managed a variety of Fidelity funds.
   STEVEN KAYE (38), is Vice President of VIP III: Growth & Income Portfolio (1998) and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Kaye managed a variety of Fidelity funds.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THOMAS D. MAHER (52), Assistant Vice President, is Assistant Vice President of Fidelity's Municipal Bond Funds (1996) and of Fidelity's Money Market Funds.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of Fidelity's Municipal Bond Funds (1996) and of Fidelity's Money Market Funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1997.

COMPENSATION TABLE

AGGREGATE                                J. Gary   Ralph          Phyllis        Robert         Edward    E.
COMPENSATION FROM A FUND                 Burkhead  F.             Burke          M.             C.        Bradley
                                         **        Cox            Davis          Gates***       Johnson   Jones
                                                                                                3d**

Money Market    B                        $ 0       $    468       $    457       $    390       $ 0       $    461

High Income    B                          0            779            763            668         0            768

Equity-Income    B    ,   C,G             0            3,427          3,359          2,939       0            3,380

Growth    B    ,   D,G                    0            2,840          2,780          2,404       0            2,800

Overseas    B,E,    G                     0            676            663            579         0            668

Investment Grade                          0            106            104            91          0            105
Bond    B

Asset Manager    B,F,G                    0            1,656          1,621          1,397       0            1,633

Index 500    B                            0            569            560            513         0            563

Contrafund    B                           0            1,302          1,277          1,134       0            1,285

Asset Manager:                            0            153            150            135         0            151
Growth    B

Balanced    B                             0            63             62             56          0            62

Growth &                                  0            58             58             59          0            58
Income    B

Growth                                    0            266            262            241         0            264
Opportunities    B

TOTAL                                    $ 0       $ 214,500       $210,000      $ 176,000      $ 0       $ 211,500
COMPENSATION FROM THE FUND COMPLEX *, A


   AGGREGATE                             Donald     Peter    William    Gerald C.   Marvin    Robert    Thomas
COMPENSATION FROM A FUND                 J.         S.       O.         McDonou     L.        C.        R.
                                         Kirk       Lynch**  McCoy****  gh          Mann      Pozen**   Williams

Money Market B                           $ 461      $ 0      $ 480      $ 577       $ 468     $ 0       $ 468

High Income B                             768        0        797        961         779       0         779

Equity-Income B,C,G                       3,380      0        3,528      4,230       3,427     0         3,427

Growth B,D,G                              2,800      0        2,923      3,501       2,840     0         2,840

Overseas B,E,G                            668        0        696        834         676       0         676

Investment Grade                          105        0        109        131         106       0         106
Bond B

Asset Manager B,F,G                       1,633      0        1,706      2,042       1,656     0         1,656

Index 500 B                               563        0        583        705         569       0         569

Contrafund B                              1,285      0        1,333      1,609       1,302     0         1,302

Asset Manager:                            151        0        157        189         153       0         153
Growth B

Balanced B                                62         0        64         78          63        0         63

Growth &                                  58         0        60         73          58        0         58
Income B

Growth                                    264        0        273        330         266       0         266
Opportunities B

TOTAL                                     $211,500  $ 0      $ 214,500  $ 264,500   $214,500  $ 0       $ 214,500
COMPENSATION FROM THE FUND COMPLEX *, A


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Mr. Gates was appointed to the Board of Trustees of each trust effective March 1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees of each trust effective January 1, 1997.
A Compensation figures include cash and amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000   ;     Phyllis Burke Davis, $75,000   ;
Robert M. Gates, $62,500   ;     E. Bradley Jones, $75,000   ;
Donald J. Kirk, $75,000   ;     William O. McCoy, $75,000   ;
Gerald C. McDonough, $87,500   ;     Marvin L. Mann, $75,000   ;
and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation:
Ralph F. Cox, $53,699   ;     Marvin L. Mann, $53,699   ;     and
Thomas R. Williams, $62,462.
   B     Compensation figures include cash, and may include amounts required to be deferred, and amounts deferred at the election of
Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   1,622;     Phyllis Burke
Davis, $   1,622;     Robert M. Gates, $   1,390;     E. Bradley
Jones, $   1,622;     Donald J. Kirk, $   1,622;     William O. McCoy,
   $1,658;     Gerald C. McDonough, $   1,893;     Marvin L. Mann,
$   1,622;     and Thomas R. Williams, $   1,622    .
D The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   1,344;     Phyllis Burke
Davis, $   1,344;     Robert M. Gates, $   1,138;     E. Bradley
Jones, $   1,344;     Donald J. Kirk, $   1,344;     William O. McCoy,
$   1,374;     Gerald C. McDonough, $   1,567;     Marvin L. Mann,
$   1,344;     and Thomas R. Williams, $   1,344    .
E The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   374;     Phyllis Burke
Davis, $   374;     Robert M. Gates, $   319;     E. Bradley Jones,
$   374;     Donald J. Kirk, $   374;     William O. McCoy,
$   382;     Gerald C. McDonough, $   436;     Marvin L. Mann,
$   374;     and Thomas R. Williams, $   374    .
F The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   783;     Phyllis Burke
Davis, $   783;     Robert M. Gates, $   661;     E. Bradley Jones,
$   783;     Donald J. Kirk, $   783;     William O. McCoy,
$   801;     Gerald C. McDonough, $   914;     Marvin L. Mann,
$   783;     and Thomas R. Williams, $   783    .
   G Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $1,352, Equity-Income, $1,119, Growth, $311, Overseas, $652, Asset Manager; Marvin L. Mann, $1,352, Equity-Income, $1,119, Growth, $311, Overseas, $652, Asset Manager; and Thomas R. Williams, $1,352, Equity-Income, $1,119, Growth, $311, Overseas, $652, Asset Manager.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan    are subject to vesting and     are treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of March 31, 1998, the following owned of record or beneficially 5% or more of the outstanding shares of the classes of the following
funds    :
   MONEY MARKET PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (44.96%); American International Life Insurance of New York, New York, NY (13.95%); Ameritas Financial Services, Lincoln, NE (6.04%).
   INVESTMENT GRADE BOND PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (36.16%); Ameritas Financial Services, Lincoln, NE (11.36%); CIGNA, Hartford, CT (9.41%); Nationwide Insurance Group, Columbus, OH (8.29%); ARM Financial, Inc., Louisville, KY (6.97%); Reliastar Life Insurance Company of New York, Minneapolis, MN (5.09%).
   INDEX 500 PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (37.70%); American United Life Insurance Company, Indianapolis, IN (9.50%); Aetna Life & Casualty Co., Hartford, CT (7.54%); Provident Mutual Life Insurance Company, Philadelphia, PA (6.64%).
   HIGH INCOME PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (44.54%); Fidelity Investments Life Insurance Company (14.97%); Allmerica Investments, Worcester, MA (13.07%).
   HIGH INCOME PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.88%).
   ASSET MANAGER PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (25.48%); Fidelity Investments Life Insurance Company (19.33%); Life of Virginia, Richmond, VA (11.12%); The Travelers Companies, Hartford, CT (10.31%).
   ASSET MANAGER PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (89.25%); Fidelity Management & Research Company, Boston, MA (10.75%).
   ASSET MANAGER: GROWTH PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (71.34%); Mutual of Omaha Group, Omaha, NE (10.13%).
   ASSET MANAGER: GROWTH PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (92.50%); Fidelity Management & Research Company, Boston, MA (7.50%).
   EQUITY-INCOME PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (28.47%); Fidelity Investments Life Insurance Company (17.77%); Allmerica Investments, Worcester, MA (7.70%); Aetna Life & Casualty Co., Hartford, CT (7.70%); Life of Virginia, Richmond, VA (6.30%); The Travelers Companies, Hartford, CT (5.13%).
   EQUITY-INCOME PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.83%).
   CONTRAFUND PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (30.94%); Nationwide Insurance Group, Columbus, OH (25.39%); Aetna Life & Casualty Co., Hartford, CT (12.53%); Life of Virginia, Richmond, VA (6.14%).
   CONTRAFUND PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.89%).
   GROWTH PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (28.66%); Fidelity Investments Life Insurance Company (13.77%); The Travelers Companies, Hartford, CT ( 8.42%); Allmerica Investments, Worcester, MA (7.96%); Aetna Life & Casualty Co., Hartford, CT (7.72%).
   GROWTH PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.65%).
   OVERSEAS PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (35.75%); Fidelity Investments Life Insurance Company (13.78%); New England Financial, Boston, MA (8.78%); Allmerica Investments, Worcester, MA (6.57%); Life of Virginia, Richmond, VA (5.67%).
   OVERSEAS PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.88%).
   GROWTH & INCOME PORTFOLIO - INITIAL CLASS: Fidelity Investments Life Insurance Company (81.09%); Nationwide Insurance Group, Columbus, OH (7.04%).
   GROWTH & INCOME PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (99.10%).
   BALANCED PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (64.50%); Fidelity Investments Life Insurance Company (32.10%).
   BALANCED PORTFOLIO - SERVICE CLASS: Nationwide Insurance Group, Columbus, OH (95.33%).
   GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS: Nationwide Insurance Group, Columbus, OH (63.09%); Fidelity Investments Life Insurance Company (31.51%).
   GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS: Nationwide
Insurance Group, Co    lumbus, OH (98.74%).
   As of March 31, 1998, approximately 44.96% of Money Market's, 36.16% of Investment Grade Bond's, 37.70% of Index 500's, 14.82% of High Income's, 19.33% of Asset Manager's, 71.32% of Asset Manager:
Growth's, 17.69% of Equity-Income's, 30.79% of Contrafund's, 13.75% of Growth's, 13.74% of Overseas', 81.01% of Growth & Income's, 32.07% of Balanced's, and 30.93% of Growth Opportunities' total outstanding shares were held by FMR and/or an FMR affiliate. FMR Corp. is the ultimate parent company of FMR and this FMR affiliate. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page 39, Mr. Edward C. Johnson 3d, President and Trustee of the funds, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the funds' shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each class's total outstanding shares.
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. MANAGEMENT CONTRACTS
FMR is each fund's manager pursuant to management contracts dated as follows:

                 High       Equity-Inc  Growth     Overseas   Asset      Growth &
                 Income     ome                               Manager    Income

Contract Dated   January    January     January    January    January    January
                 1, 1994    1, 1993     1, 1993    1, 1993    1, 1993    1, 1997

Date Approved    December   December    December   December   December   December
by Shareholders  15, 1993   16, 1992    16, 1992   16, 1992   16, 1992   19, 1996


                 Balanced   Contrafun  Asset      Growth         Money      Investment   Index 500
                            d          Manager:   Opportunities  Market     Grade Bond
                                       Growth

Contract Dated   November   November   November   November       January    January      December
                 18, 1994   1, 1994    1, 1994    18, 1994       1, 1994    1, 1993      1, 1997

Date Approved    November   November   November   November       December   December     November
by Shareholders  21, 1994   9, 1994    9, 1994    21, 1994       15, 1993   16, 1992     19, 1997




MANAGEMENT AND SUB-ADVISORY SERVICES (INDEX 500    PORTFOLIO    ).
Index 500 employs FMR to furnish investment advisory and other services. FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities. In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies, and limitations, administers the securities lending program of the fund, and provides custodial services to the fund.
   MANAGEMENT SERVICES (EXCEPT INDEX 500 PORTFOLIO).     Each fund
employs FMR to furnish investment advisory and other services.
   Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
   In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR; for Index 500, the sub-advisory fee payable to BT; and the fees payable to FSC and FIIOC, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian (except Index 500), auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund or each class thereof, as applicable, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT AND SUB-ADVISORY FEES (INDEX 500    PORTFOLIO    ). For the
services of FMR under the management contract, Index 500 pays FMR and BT monthly management and sub-advisory fees at the annual rate of 0.24% of its average net assets throughout the month. These fees include management fees of 0.24% payable to FMR, and estimated sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending). FMR has voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees (but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and extraordinary expenses), are in excess of an annual rate of 0.28% of the average net assets of the fund.
Prior to December 1, 1997, FMR was the fund's manager pursuant to a management contract dated January 1, 1993, which was approved by shareholders on December 16, 1992. For the services of FMR under the prior management contract, Index 500 paid FMR a monthly management fee at the annual rate of 0.28% of its average net assets throughout the
month.        FMR had voluntarily agreed, subject to revision or
termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees (but excluding interest, taxes, brokerage commissions, and extraordinary expenses), exceeded an annual rate of 0.28% of the average net assets of the fund.
For the fiscal years ended December 31, 1997, 1996, and 1995, management fees incurred under the fund's contract prior to
reimbursement amounted to $   4,102,533    , $   1,346,765    , and
$   351,136    , respectively, and management fees reimbursed by FMR
amounted to $   1,799,172    , $   738,274    , and $   241,437    ,
respectively. For the fiscal year ended December 31, 1997, the fund
paid BT sub-advisory fees of $   54    .
   MANAGEMENT FEES (EXCEPT INDEX 500 PORTFOLIO).     For the services
of FMR under the management contract, High Income, Investment    Grade
Bond, Equity-Income, Balanced, Growth, Growth & Income, Growth Opportunities, Overseas, Asset Manager, Contrafund, and Asset Manager:
Growth each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
   For the services of FMR under the management contract, Money Market pays FMR a monthly management fee which has three components: a group fee rate, an individual fund fee rate (0.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is 0.24% of the fund's average net assets.
The following is the fee schedule for MONEY MARKET PORTFOLIO.
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate

0         -    $3 billion  .3700%   $ 0.5 billion  .3700%

3         -    6           .3400    25             .2664

6         -    9           .3100    50             .2188

9         -    12          .2800    75             .1986

12        -    15          .2500    100            .1869

15        -    18          .2200    125            .1793

18        -    21          .2000    150            .1736

21        -    24          .1900    175            .1695

24        -    30          .1800    200            .1658

30        -    36          .1750    225            .1629

36        -    42          .1700    250            .1604

42        -    48          .1650    275            .1583

48        -    66          .1600    300            .1565

66        -    84          .1550    325            .1548

84        -    120         .1500    350            .1533

120       -    174         .1450    400            .1507

174       -    228         .1400

228       -    282         .1375

282       -    336         .1350

Over 336                   .1325

On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





120       -    $156 billion  .1450%   $150 billion  .1736%

156       -    192           .1400    175           .1690

192       -    228           .1350    200           .1652

228       -    264           .1300    225           .1618

264       -    300           .1275    250           .1587

300       -    336           .1250    275           .1560

336       -    372           .1225    300           .1536

372       -    408           .1200    325           .1514

408       -    444           .1175    350           .1494

444       -    480           .1150    375           .1476

480       -    516           .1125    400           .1459

Over 516                     .1100    425           .1443

                                      450           .1427

                                      475           .1413

                                      500           .1399

                                      525           .1385

                                      550           .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   550     billion of group net assets    -     the
approximate level for December 1997    -     was 0.   1372    %, which
is the weighted average of the respective fee rates for each level of
group net assets up to $   550     billion.
The fund's individual fund fee rate is 0.03%.
One-twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
If the fund's monthly gross yield is 5% or less, the total management fee is the sum of the group fee and the individual fund fee. If the fund's monthly gross yield is greater than 5%, the management fee that FMR receives includes an income-based component. The income-based component equals 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% (annualized) of average net assets, at a fund gross yield of 9%. Gross income for this purpose includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium. Realized and unrealized gains and losses, if any, are not included in gross income.
For the fiscal years ended December 31, 1997, 1996, and 1995, MONEY
MARKET PORTFOLIO paid FMR management fees of $   2,325,636    ,
$1,9   49    ,039, and $1,881,213, respectively.
The following is the fee schedule for INVESTMENT GRADE BOND and HIGH INCOME PORTFOLIOS.
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





0         -    $3 billion  .3700%   $ 0.5 billion  .3700%

3         -    6           .3400    25             .2664

6         -    9           .3100    50             .2188

9         -    12          .2800    75             .1986

12        -    15          .2500    100            .1869

15        -    18          .2200    125            .1793

18        -    21          .2000    150            .1736

21        -    24          .1900    175            .1695

24        -    30          .1800    200            .1658

30        -    36          .1750    225            .1629

36        -    42          .1700    250            .1604

42        -    48          .1650    275            .1583

48        -    66          .1600    300            .1565

66        -    84          .1550    325            .1548

84        -    120         .1500    350            .1533

120       -    174         .1450    400            .1507

174       -    228         .1400

228       -    282         .1375

282       -    336         .1350

Over 336                   .1325

Under Investment Grade Bond Portfolio's current management contract with FMR, the group fee rate is (and, for High Income Portfolio, prior to January 1, 1994, the group fee rate was) based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. High Income Portfolio's current management contract reflects these extensions of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





120       -    $156 billion  .1450%   $150 billion  .1736%

156       -    192           .1400    175           .1690

192       -    228           .1350    200           .1652

228       -    264           .1300    225           .1618

264       -    300           .1275    250           .1587

300       -    336           .1250    275           .1560

336       -    372           .1225    300           .1536

372       -    408           .1200    325           .1514

408       -    444           .1175    350           .1494

444       -    480           .1150    375           .1476

480       -    516           .1125    400           .1459

Over 516                     .1100    425           .1443

                                      450           .1427

                                      475           .1413

                                      500           .1399

                                      525           .1385

                                      550           .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   550     billion of group net assets    -     the
approximate level for December 1997    -     was 0.   1372    %, which
is the weighted average of the respective fee rates for each level of
group net assets up to $   550     billion.
The individual fund fee rates for the funds are as follows: 0.30% for Investment Grade Bond Portfolio; and 0.45% for High Income Portfolio. Based on the average group net assets of the funds advised by FMR for December 1997, the annual management fee rate for each fund would be calculated as follows:
INVESTMENT GRADE BOND PORTFOLIO
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0   .1372    %  +    0.30%                     =    0.   4372    %

HIGH INCOME PORTFOLIO
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   1372    %  +    0.45%                     =    0.   5872    %

One-twelfth of the annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
For the fiscal years ended December 31, 1997, 1996, and 1995, INVESTMENT GRADE BOND PORTFOLIO paid FMR management fees of
$   1,154,096    , $903,411, and $660,058, respectively.
For the fiscal years ended December 31, 1997, 1996, and 1995, HIGH
INCOME PORTFOLIO paid FMR management fees of $   11,403,916    ,
$7,422,311, and $4,956,133, respectively.
The following is the fee schedule for EQUITY-INCOME, BALANCED, GROWTH, GROWTH & INCOME, GROWTH OPPORTUNITIES, OVERSEAS, ASSET MANAGER, CONTRAFUND, and ASSET MANAGER: GROWTH PORTFOLIOS.
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





0         -    $3 billion  .5200%   $ 0.5 billion  .5200%

3         -    6           .4900    25             .4238

6         -    9           .4600    50             .3823

9         -    12          .4300    75             .3626

12        -    15          .4000    100            .3512

15        -    18          .3850    125            .3430

18        -    21          .3700    150            .3371

21        -    24          .3600    175            .3325

24        -    30          .3500    200            .3284

30        -    36          .3450    225            .3253

36        -    42          .3400    250            .3223

42        -    48          .3350    275            .3198

48        -    66          .3250    300            .3175

66        -    84          .3200    325            .3153

84        -    102         .3150    350            .3133

102       -    138         .3100

138       -    174         .3050

174       -    228         .3000

228       -    282         .2950

282       -    336         .2900

Over 336                   .2850

Under Equity-Income, Growth, Overseas and Asset Manager Portfolios' current management contracts with FMR, the group fee rate is based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows (Balanced, Growth Opportunities, Contrafund, and Asset Manager: Growth Portfolios' current management contracts reflect the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion):
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





138       -    $174 billion  .3050%   $150 billion  .3371%

174       -    210           .3000    175           .3325

210       -    246           .2950    200           .3284

246       -    282           .2900    225           .3249

282       -    318           .2850    250           .3219

318       -    354           .2800    275           .3190

354       -    390           .2750    300           .3163

Over 390                     .2700    325           .3137

                                      350           .3113

                                      375           .3090

                                      400           .3067

On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows (Growth & Income Portfolio's current management contract reflects the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion):
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group  Annualized  Group Net  Effective Annual
Assets         Rate        Assets     Fee Rate





138       -    $174 billion  .3050%   $150 billion  .3371%

174       -    210           .3000    175           .3325

210       -    246           .2950    200           .3284

246       -    282           .2900    225           .3249

282       -    318           .2850    250           .3219

318       -    354           .2800    275           .3190

354       -    390           .2750    300           .3163

390       -    426           .2700    325           .3137

426       -    462           .2650    350           .3113

462       -    498           .2600    375           .3090

498       -    534           .2550    400           .3067

Over 534                     .2500    425           .3046

                                      450           .3024

                                      475           .3003

                                      500           .2982

                                      525           .2962

                                      550           .2942

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   550     billion of group net assets    -     the
approximate level for December 1997    -     was 0.   2942    %, which
is the weighted average of the respective fee rates for each level of
group net assets up to $   550     billion.
The individual fund fee rates for the funds are as follows: 0.15% for Balanced Portfolio; 0.20% for Equity-Income and Growth & Income Portfolios; 0.25% for Asset Manager Portfolio; 0.30% for Growth Opportunities, Growth, Asset Manager: Growth and Contrafund
Portfolios; and 0.45% for Overseas Portfolio. Based on the average group net assets of the funds advised by FMR for December 1997, the annual management fee rate for each fund would be calculated as follows:
BALANCED PORTFOLIO
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2942    %  +    0.15%                     =    0   .4442    %

EQUITY-INCOME AND GROWTH & INCOME PORTFOLIOS
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2942    %  +    0.20%                     =    0.   4942    %

ASSET MANAGER PORTFOLIO
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2942    %  +    0.25%                     =    0.   5442    %

GROWTH OPPORTUNITIES, GROWTH, CONTRAFUND AND ASSET MANAGER GROWTH
PORTFOLIOS
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2942    %  +    0.30%                     =    0   .5942    %

OVERSEAS PORTFOLIO
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2942    %  +    0.45%                     =    0.   7442    %

One-twelfth of the annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
For the fiscal years ended December 31, 1997, 1996, and 1995, BALANCED
PORTFOLIO paid FMR management fees of $   722,612    , $356,604, and
$75,801, respectively. Effective August 1, 1996, FMR voluntarily reduced the individual fund fee rate for Balanced Portfolio from 0.20% to 0.15%.
For the fiscal years ended December 31, 1997, 1996, and 1995, EQUITY-INCOME PORTFOLIO paid FMR management fees of
$   42,199,618    , $30,150,885, and $17,818,979, respectively.
For the fiscal year ended December 31, 1997, GROWTH & INCOME PORTFOLIO
paid FMR management fees of $   862,309    .
For the fiscal years ended December 31, 1997, 1996, and 1995, ASSET
MANAGER PORTFOLIO paid FMR management fees of $   22,002,088    ,
$22,022,749, and $23,174,840, respectively. Effective August 1, 1996,
FMR voluntarily reduced the individual fund fee rate for Asset Manager Portfolio from 0.40% to 0.25%.
For the fiscal years ended December 31, 1997, 1996, and 1995, GROWTH
OPPORTUNITIES PORTFOLIO paid FMR management fees of $   4,186,484    ,
$1,679,264, and $311,959, respectively.
For the fiscal years ended December 31, 1997, 1996, and 1995, GROWTH
PORTFOLIO paid FMR management fees of $   41,416,431    , $31,760,621,
and $19,591,048, respectively.
   For the fiscal years ended December 31, 1997, 1996, and 1995, management fees incurred under ASSET MANAGER: GROWTH PORTFOLIO'S contract prior to reimbursement amounted to $2,323,242, $906,614, and $261,324, respectively, and management fees reimbursed by FMR amounted
to $0, $0, and $46,008, respectively.     Effective August 1, 1996,
FMR voluntarily reduced the individual fund fee rate for Asset
Manager: Growth Portfolio from 0.40% to 0.30%.
For the fiscal years ended December 31, 1997, 1996, and 1995,
CONTRAFUND PORTFOLIO paid FMR management fees of $   19,646,719    ,
$9,539,179, and $2,316,458, respectively.
For the fiscal years ended December 31, 1997, 1996, and 1995, OVERSEAS
PORTFOLIO paid FMR management fees of $   14,309,058    , $11,667,177,
and $9,837,952, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of
a    fund    's expenses (exclusive of interest, taxes, brokerage
commissions, and extraordinary expenses).    In addition, sub-advisory
fees paid by Index 500 Portfolio associated with securities lending
are not eligible for reimbursement.     FMR retains the ability to be
repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a class's total returns and yield, and repayment of the reimbursement by a class will lower its total returns and yield.
   FMR has voluntarily agreed, subject to revision or termination, to reimburse each class of certain funds to the extent that total operating expenses (as a percentage of average net assets) exceed the following rates:

   Fund         Initial Class         Effective Date         Service Class         Effective Date



   Investment Grade Bond         0.80%         12/5/88          N/A           N/A

   High Income                   1.00%         9/19/85          1.10%         11/3/97

   Asset Manager                 1.25%         1/1/90           1.35%         11/3/97

   Asset Manager: Growth         1.00%         1/3/95           1.10%         11/3/97

   Balanced                      1.50%         1/3/95           1.60%         11/3/97

   Equity-Income                 1.50%         10/9/86          1.60%         11/3/97

   Index 500                     0.28%         8/27/92          N/A           N/A

   Growth & Income               1.00%         12/31/96         1.10%         11/3/97

   Growth Opportunities          1.50%         1/3/95           1.60%         11/3/97

   Contrafund                    1.00%         1/3/95           1.10%         11/3/97

   Growth                        1.50%         10/9/86          1.60%         11/3/97

   Overseas                      1.50%         1/28/87          1.60%         11/3/97


SUB-ADVISERS. On behalf of HIGH INCOME, BALANCED, GROWTH & INCOME, GROWTH OPPORTUNITIES, ASSET MANAGER, CONTRAFUND and ASSET MANAGER:
GROWTH PORTFOLIOS, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of OVERSEAS PORTFOLIO, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of High Income, Balanced, Growth & Income, Growth Opportunities, Contrafund, Asset Manager: Growth and Overseas Portfolios, FMR may also grant the sub-advisers investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to a fund.
Currently, FMR U.K., FMR Far East, FIIA, and FIIA(U.K.)L each focuses on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIIA is a wholly owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL. Under the sub-advisory agreements, FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which FIIA has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
On behalf of High Income, Balanced, Growth & Income, Growth Opportunities, Contrafund, Asset Manager: Growth and Overseas Portfolios, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
For investment advice and research services, the fees paid to the sub-advisers by FMR for the past three fiscal years ended December 31, 1997, 1996, and 1995 are shown in the tables below.
BALANCED PORTFOLIO
Fiscal Year  FMR U.K.        FMR Far East

1997         $    6,670      $    6,406

1996          $4,632         $ 4,355

1995          $1,361         $ 1,598

GROWTH & INCOME PORTFOLIO
Fiscal Year  FMR U.K.        FMR Far East

1997         $    7,591      $    7,566

GROWTH OPPORTUNITIES PORTFOLIO
Fiscal Year  FMR U.K.         FMR Far East

1997         $    29,514      $    28,662

1996         $ 15,833         $ 15,008

1995         $ 2,167          $ 2,421

ASSET MANAGER PORTFOLIO
Fiscal Year  FMR U.K.          FMR Far East

1997         $    206,758      $    194,817

1996         $ 308,946         $ 305,205

1995         $ 425,265         $ 471,463

CONTRAFUND PORTFOLIO
Fiscal Year  FMR U.K.          FMR Far East

1997         $    189,013      $    184,518

1996         $ 79,710          $ 78,354

1995         $ 13,324          $ 15,011

ASSET MANAGER: GROWTH PORTFOLIO
Fiscal Year  FMR U.K.         FMR Far East

1997         $    16,483      $    15,673

1996         $ 9,362          $ 9,146

1995         $ 4,252          $ 5,046

OVERSEAS PORTFOLIO
Fiscal Year  FMR U.K.            FMR Far East      FIIA       FIIA(U.K.)L

1997         $    1,028,965      $    984,199         --         --

1996         $ 934,318           $ 897,170         --         --

1995         $ 744,061           $ 768,046         --         --

   For investment advice and research services, no fees were paid to FMR U.K. or FMR Far East by FMR on behalf of High Income Portfolio for the past three fiscal years.
   For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. or FMR Far East by FMR on behalf of High Income, Balanced, Growth & Income, Growth Opportunities, Contrafund, Asset Manager: Growth, and Overseas Portfolios for the past three fiscal years.
On behalf of MONEY MARKET PORTFOLIO, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the fund.
Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. On behalf of Money Market Portfolio, for the fiscal years ended December 31, 1997, 1996, and 1995, FMR paid FMR Texas
Inc., the predecessor company to FIMM, $   1,162,818    , $974,519,
and $940,607, respectively.
INDEX 500 PORTFOLIO and FMR have entered into a sub-advisory agreement with BT. Pursuant to the sub-advisory agreement, FMR has granted BT investment management authority as well as the authority to buy and sell securities.
Under the sub-advisory agreement, for providing investment management, securities lending, and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, as described above, under the sub-advisory agreement, for such services the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the
fund.    On behalf of Index 500 Portfolio, for the fiscal year ended
December 31, 1997, FMR paid BT $8,298.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of Service Class of each fund (except Money Market, Investment Grade Bond, and Index 500) and Initial Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Service Class and Initial Class of the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
Pursuant to the Service Class Plans for each fund (except Money Market, Investment Grade Bond, and Index 500), FDC is paid a 12b-1 fee at an annual rate of up to 0.25% of Service Class's average net assets for the fund. For the purpose of calculating the 12b-1 fee, average net assets are determined at the close of business on each day throughout the month. Currently, the Trustees have approved a 12b-1 fee for Service Class of each such fund at an annual rate of 0.10% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of Variable Product owners to do so. (For purposes of this discussion, "Variable Product" refers to a variable annuity contract or variable life insurance policy for which shares of the funds are available as underlying investment options.)
For the fiscal year ended December 31, 1997, Service Class of each fund (except Money Market, Investment Grade Bond, and Index 500) paid
FDC the following 12b-1 fees   , all of which were reallowed to
insurance companies    :

Fund

High Income            $    147

Equity-Income          $    226

Growth                 $    86

Overseas               $    41

Asset Manager          $    2

Asset Manager: Growth  $    1

Contrafund             $    214

Balanced               $    1

Growth Opportunities   $    100

Growth & Income        $    1

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Service Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of Service Class shares, including payments made to third parties that engage in the sale of Service Class shares or to third parties, including banks, that render shareholder support services. Each Initial Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of Initial Class shares. In addition, each Initial Class Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of Initial Class shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Service Class and Initial Class shares.
Payments made by FMR   ,     either directly or through FDC   ,     to
third parties for the fiscal year ended December 31, 1997 amounted to the following:

Fund                   Initial Class       Service Class

Money Market           $    0                 N/A

High Income            $    854,029        $    253

Equity-Income          $    3,693,878      $    414

Growth                 $    3,207,118      $    154

Overseas               $    854,467        $    70

Investment Grade Bond  $    63,184            N/A

Asset Manager          $    1,779,647      $    0

Asset Manager: Growth  $    31,102         $    0

Index 500              $    3,550             N/A

Contrafund             $    1,131,705      $    374

Balanced               $    1,057          $    0

Growth Opportunities   $    12,129         $    183

Growth & Income        $    3,786          $    0

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and Variable Product owners. In particular, the Trustees noted that each Initial Class Plan does not authorize payments by Initial Class of a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more efficiently under the Plans by insurance companies and their affiliates with whom Variable Product owners have other relationships.
Each Service Class Plan does not provide for specific payments by Service Class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by FDC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as FDC may elect.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each class of each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreements, FIIOC maintains the master accounts of the participating insurance companies. For providing transfer agency services, FIIOC receives an asset-based fee of 0.067% for each account. For each fund (except Money Market, Investment Grade Bond, and High Income), the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%. FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders allocable to the master account of participating insurance companies.
Each fund has entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains the portfolio and general accounting records of each fund, and administers the securities lending program for each fund (except Money Market and Index 500). Effective December 1, 1997, FSC no longer administers Index 500's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are as follows: for Money Market, 0.0175% for the first $500 million of average net assets and 0.0075% for average net assets in excess of $500 million; for High Income and Overseas, 0.075% for the first $500 million of average net assets and 0.0375% for average net assets in excess of $500 million; for Investment Grade Bond, 0.04% for the first $500 million of average net assets and 0.02% for average net assets in excess of $500 million; and for Balanced, Growth & Income, Growth Opportunities, Equity-Income, Growth, Asset Manager, Contrafund, and Asset Manager: Growth Portfolios, 0.06% for the first $500 million of average net assets and 0.03% for average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, for Money Market is limited to a minimum of $40,000 and a maximum of $800,000 per year. The fee, not including reimbursement for out-of-pocket expenses, for each fund (except Money Market) is limited to a minimum of $60,000 and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund                   1997              1996       1995

Money Market           $    133,309      $ 120,582  $ 107,886

High Income            $    812,930      $ 662,535  $ 266,623

Equity-Income          $    819,525      $ 809,457  $ 760,752

Growth                 $    816,139      $ 808,115  $ 760,478

Overseas               $    803,038      $ 760,136  $ 551,039

Investment Grade Bond  $    106,949      $ 82,156   $ 58,943

Asset Manager          $    809,468      $ 808,547  $ 758,063

Asset Manager: Growth  $    234,257      $ 87,337   $ 44,863

Index 500              $    599,917      $ 271,956  $ 76,868

Contrafund             $    807,242      $ 622,337  $ 210,939

Balanced               $    97,323       $ 59,115   $ 46,084

Growth Opportunities   $    358,089      $ 167,116  $ 52,050

Growth & Income        $    113,129      N/A        N/A

For administering the securities lending program of each fund (except Money Market and Index 500), FSC receives fees based on the number and duration of individual securities loans. For the fiscal years ended December 31, 1997, 1996, and 1995, the funds paid no securities lending fees.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
CONTRACTS WITH BT AFFILIATES
BT is custodian of the assets of Index 500 Portfolio. Effective December 1, 1997, BT replaced Brown Brothers Harriman & Co. as custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The fund may invest in obligations of its custodian. Bankers Trust New York Corporation is included in the S&P 500. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
BT's fees for custodial services to Index 500 Portfolio are included in the fees payable under the sub-advisory agreement.
DESCRIPTION OF THE TRUSTS
TRUST ORGANIZATION. Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio are funds of Variable Insurance Products Fund, an open-end management investment company organized as a Massachusetts business trust on November 13, 1981. In July 1985, pursuant to shareholder approval, the Declaration of Trust was amended to change the name of the Trust from Fidelity Cash Reserves II to Variable Insurance Products Fund. Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Contrafund Portfolio, and Asset Manager: Growth Portfolio are funds of Variable Insurance Products Fund II, an open-end management investment company organized as a Massachusetts business trust on March 21, 1988.
Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio are funds of Variable Insurance Products Fund III, an open-end management investment company organized as a Massachusetts business trust on July 14, 1994. The name of the trust was changed from Fidelity Advisor Annuity Fund to Variable Insurance Products Fund III on December 30, 1996. Advisor Annuity Income & Growth Fund's name was changed to Balanced Portfolio on December 30, 1996. Advisor Annuity Growth Opportunities Fund's name was changed to Growth Opportunities Portfolio on December 30, 1996.
The Declarations of Trust permit the Trustees to create additional funds.
Investments in each trust may be made only by the separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts issued by insurance companies.
In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares of a fund may subject holders of another class of shares of that fund to certain liabilities.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial
interest.    Shareholders of Money Market, High Income, Equity-Income,
Growth, Overseas, Investment Grade Bond, Asset Manager, Asset Manager:
Growth, Index 500, and Contrafund Portfolios receive one vote for each
share they own.     Shareholders of Balanced, Growth & Income, and
Growth Opportunities Portfolio   s     receive one vote for each
dollar value of net asset value they own. The shares have no preemptive or conversion rights; the voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or fund may, as set forth in the Declarations of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the funds of Variable Insurance Products Fund and Variable Insurance Products Fund II, or if approved by vote of the holders of a majority of Variable Insurance Products Fund III or its funds, as determined by the current value of each such shareholder's investment in such trust or fund. If not so terminated, each trust or fund will continue indefinitely. CUSTODIANS. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Money Market, High Income and Investment Grade Bond Portfolios; The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of Equity-Income, Balanced, Growth & Income, Overseas, Asset Manager:
Growth, and Asset Manager Portfolios; and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Growth, Growth Opportunities, and Contrafund Portfolios. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. However, the funds may invest in obligations of the custodians and may purchase securities from or sell securities to the custodians. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Brown Brothers Harriman & Co. leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITORS.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts     serves as    the     independent accountant of
Variable Insurance Products Fund, and    Price Waterhouse LLP, 160
Federal Street, Boston, Massachusetts     serves as    the
    independent accountant of Variable Insurance Products Fund II and Variable Insurance Products Fund III. Each auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The funds' financial statements for the fiscal year ended December 31, 1997, and reports of the auditors, are included in the funds' Annual Reports, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditors are incorporated herein by reference. For a free
additional copy of the funds' Annual Reports, contact F   idelity
at 1-800-544-   1916,     or your insurance company.
APPENDIX
   DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF COMMERCIAL
PAPER
   Moody's assigns short-term debt ratings to obligations which have an original maturity not exceeding one year.
   Issuers rated PRIME-1 (or related supporting institutions) have a superior ability for repayment of principal and payment of interest.

   Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of principal and payment of interest.
   DESCRIPTION OF STANDARD & POOR'S RATINGS OF COMMERCIAL PAPER
   Debt issues considered short-term in the relevant market may be assigned a Standard & Poor's commercial paper rating.
   A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
   A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
   DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE
BONDS
   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
   AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
   AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
   A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
   BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
   BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
   B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
   CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
   CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
   C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
   DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
   Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
   AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
   AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
   A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
   BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
   BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
   B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-
rating.
   CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
   CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
   C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
   CI - The rating CI is reserved for income bonds on which no interest is being paid.
   D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
ABOUT THE S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by
the stock's current price) with the    51     largest stocks currently
comprising approximately    50    % of the index's value. The
composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard & Poor's may change the index's composition from time to time.
The performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, which the fund bears.
Although Standard & Poor's obtains information for inclusion in or for use in the calculation of the S&P 500 from sources which it considers reliable, Standard & Poor's does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the licensee, owners of the fund, or any other person or entity from the use of the S&P 500 or any data included therein in connection with the rights licensed hereunder or for any other use. Standard & Poor's makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 and any data included therein.
The following is a list of the 500 stocks comprising the S&P 500 as of
   February 23    , 199   8    .
   3COM CORP.
   ABBOTT LABS
   ADOBE SYSTEMS INC.
   ADVANCED MICRO DEVICES
   AEROQUIP-VICKERS INC.
   AETNA INC.
   AHMANSON H F & CO.
   AIR PRODUCTS & CHEMICALS INC.
   AIRTOUCH COMMUNICATION
   ALBERTO CULVER CO.
   ALBERTSONS INC.
   ALCAN ALUMINUM LTD
   ALLEGHENY TELEDYNE INC.
   ALLERGAN INC.
   ALLIEDSIGNAL INC.
   ALLSTATE CORP.
   ALLTEL CORP.
   ALUMINUM COMPANY OF AMERICA
   ALZA CORPORATION FINANCIAL
   AMERADA HESS CORP.
   AMEREN CORP.
   AMERICAN ELECTRIC POWER INC.
   AMERICAN EXPRESS CO.
   AMERICAN GENERAL CORP.
   AMERICAN GREETINGS CORP.
   AMERICAN HOME PRODUCTS CO.
   AMERICAN INTERNATIONAL GROUP INC.
   AMERICAN STORES CO.
   AMERITECH CORP.
   AMGEN INC.
   AMOCO CORP.
   AMP INC.
   AMR CORP.
   ANADARKO PETROLEUM CORP.
   ANDREW CORP.
   ANHEUSER BUSCH COMPANIES INC.
   AON CORP.
   APACHE CORP.
   APPLE COMPUTER INC.
   APPLIED MATERIALS INC.
   ARCHER DANIELS MIDLAND
   ARMCO INC.
   ARMSTRONG WORLD INDUSTRIES
   ASARCO INC.
   ASHLAND INC.
   AT&T CORP.
   ATLANTIC RICHFIELD CO.
   AUTODESK INC.
   AUTOMATIC DATA PROCESSING
   AUTOZONE INC.
   AVERY DENNISON CORP.
   AVON PRODUCTS INC.
   B B & T CORP.
   BAKER HUGHES INC.
   BALL CORP.
   BALTIMORE GAS & ELECTRIC
   BANC ONE CORP.
   BANK OF NEW YORK INC.
   BANKAMERICA CORP.
   BANKBOSTON CORP.
   BANKERS TRUST N Y CORP.
   BARD C R INC.
   BARRICK GOLD CORP.
   BATTLE MOUNTAIN GOLD CO.
   BAUSCH & LOMB INC.
   BAXTER INTERNATIONAL INC.
   BAY NETWORKS INC.
   BECTON DICKINSON & CO.
   BELL ATLANTIC CORP.
   BELLSOUTH CORP.
   BEMIS INC.
   BENEFICIAL CORP.
   BESTFOODS
   BETHLEHEM STEEL CORP.
   BIOMET INC.
   BLACK & DECKER CORP.
   BLOCK H & R INC.
   BOEING CO.
   BOISE CASCADE CORP.
   BOSTON SCIENTIFIC CORP.
   BRIGGS & STRATTON CORP.
   BRISTOL-MYERS SQUIBB
   BROWN FORMAN CORP.
   BROWNING FERRIS INDUSTRIES
   BRUNSWICK CORP.
   BURLINGTON NORTHERN SANTA FE
   BURLINGTON RESOURCES INC.
   CABLETRON SYSTEMS INC.
   CAMPBELL SOUP CO.
   CARDINAL HEALTH INC.
   CAROLINA POWER & LIGHT CO.
   CASE CORPORATION
   CATERPILLAR INC .
   CBS CORP.
   CENDANT CORP.
   CENTEX CORP.
   CENTRAL & SOUTH WEST CO.
   CERIDIAN CORP.
   CHAMPION INTERNATIONAL CORP.
   CHARMING SHOPPES INC.
   CHASE MANHATTAN CORP.
   CHEVRON CORPORATION
   CHRYSLER CORP.
   CHUBB CORP.
   CIGNA CORP.
   CINCINNATI FINANCIAL CORP.
   CINCINNATI MILACRON
   CINERGY CORP.
   CIRCUIT CITY STORE INC.
   CISCO SYSTEMS INC.
   CITICORP
   CLEAR CHANNEL COMMUNICATIONS INC.
   CLOROX CO.
   COASTAL CORP.
   COCA COLA CO.
   COGNIZANT CORP.
   COLGATE PALMOLIVE CO.
   COLUMBIA ENERGY GROUP
   COLUMBIA/HCA HEALTHCARE
   COMCAST CORP. CLASS A
   COMERICA INC.
   COMPAQ COMPUTER CORP.
   COMPUTER ASSOCIATES INTERNATIONAL INC.
   COMPUTER SCIENCES CORP.
   CONAGRA INC.
   CONSECO INC.
   CONSOLIDATED EDISON INC.
   CONSOLIDATED NATIONAL GAS CO.
   CONSOLIDATED STORES CO.
   COOPER INDUSTRIES INC.
   COOPER TIRE & RUBBER CO.
   COORS ADOLPH CO.
   CORESTATES FINANCIAL CORP.
   CORNING INC.
   COSTCO COMPANIES INC.
   COUNTRYWIDE CREDIT INDUSTRIES  INC.
   CRANE CO.
   CROWN CORK & SEAL INC.
   CSX CORP.
   CUMMINS ENGINE INC.
   CVS CORP.
   CYPRUS AMAX MINERALS CO.
   DANA CORP.
   DARDEN RESTAURANTS INC.
   DATA GENERAL CORP.
   DAYTON HUDSON CORP.
   DEERE & CO.
   DELL COMPUTER CORP.
   DELTA AIR LINES INC .
   DELUXE CORP.
   DIGITAL EQUIPMENT CORP.
   DILLARDS INC.
   DISNEY WALT CO.
   DOMINION RESOURCES INC .
   DONNELLEY R R & SONS
   DOVER CORP.
   DOW CHEMICAL COMPANY
   DOW JONES & CO. INC.
   DRESSER INDUSTRIES INC.
   DSC COMMUNICATIONS CORP.
   DTE ENERGY CO.
   DU PONT E I DE NEMOURS
   DUKE ENERGY CORP.
   DUN & BRADSTREET CORP.
   E M C CORP.
   EASTERN ENTERPRISES
   EASTMAN CHEMICAL CO.
   EASTMAN KODAK CO.
   EATON CORP.
   ECHLIN INC.
   ECOLAB INC.
   EDISON INTERNATIONAL
   EG & G INC.
   EMERSON ELECTRIC CO.
   ENGELHARD CORP.
   ENRON CORP.
   ENTERGY CORP.
   EQUIFAX INC.
   EXXON CORP.
   F M C CORP.
   FDX CORP.
   FEDERAL HOME LOAN MORTGAGE CO.
   FEDERAL NATIONAL MORTGAGE ASSN.
   FEDERATED DEPARTMENT STORES
   FIFTH THIRD BANCORP
   FIRST CHICAGO NBD CORP.
   FIRST DATA CORP.
   FIRST UNION CORP.
   FIRSTENERGY CORP.
   FLEET FINANCIAL GROUP INC .
   FLEETWOOD ENTERPRISES
   FLUOR CORP.
   FORD MOTOR CO.
   FORT JAMES CORP.
   FORTUNE BRANDS INC.
   FOSTER WHEELER CORP.
   FPL GROUP INC.
   FREEPORT-MCM CORPORATION GOLD
   FRONTIER CORPORATION
   FRUIT OF THE LOOM INC.
   GANNETT INC.
   GAP INC .
   GENERAL DYNAMICS CORP.
   GENERAL ELECTRIC CO.
   GENERAL INSTRUMENT CORP.
   GENERAL MILLS INC.
   GENERAL MOTORS CORP.
   GENERAL RE CORP.
   GENERAL SIGNAL CORP.
   GENUINE PARTS CO.
   GEORGIA PACIFIC CORP.
   GIANT FOOD INC.
   GILLETTE CO.
   GOLDEN WEST FINANCIAL
   GOODRICH B F CO.
   GOODYEAR TIRE & RUBBER
   GPU INC.
   GRACE W R & CO.
   GRAINGER W W INC.
   GREAT ATLANTIC & PACIFIC  TEA
   GREAT LAKES CHEMICAL CORP.
   GREEN TREE FINANCIAL CORP.
   GTE CORP.
   GUIDANT CORP.
   HALLIBURTON CO.
   HARCOURT GENERAL INC.
   HARLAND JOHN H. CO.
   HARNISCHFEGER INC.
   HARRAHS ENTERTAINMENT INC.
   HARRIS CORP.
   HARTFORD FINANCIAL SERVICES GROUP
   HASBRO INC.
   HBO & CO.
   HEALTHSOUTH CORP.
   HEINZ H J CO.
   HELMERICH & PAYNE INC.
   HERCULES INC.
   HERSHEY FOODS CORP.
   HEWLETT PACKARD CO.
   HILTON HOTELS CORP.
   HOME DEPOT INC.
   HOMESTAKE MINING CO.
   HONEYWELL INC.
   HOUSEHOLD INTERNATIONAL INC.
   HOUSTON INDUSTRIES INC.
   HUMANA INC.
   HUNTINGTON BANCSHARES
   IKON OFFICE SOLUTIONS
   ILLINOIS TOOL WORKS INC.
   INCO LTD
   INGERSOLL RAND CO.
   INLAND STEEL INDUSTRIES INC.
   INTEL CORP.
   INTERNATIONAL BUSINESS
   INTERPUBLIC GROUP COS.
   INTERNATIONAL FLAVORS FRAGRANCE
   INTERNATIONAL PAPER CO.
   ITT INDUSTRIES INC .
   JEFFERSON PILOT CORP.
   JOHNSON & JOHNSON
   JOHNSON CONTROLS INC.
   JOSTENS INC.
   K MART CORP.
   KAUFMAN & BROAD HOME CO.
   KELLOGG CO.
   KERR MCGEE CORP.
   KEYCORP
   KIMBERLY CLARK CORP.
   KING WORLD PRODUCTIONS INC.
   KLA-TENCORP CORP.
   KNIGHT RIDDER INC.
   KROGER CO.
   LAIDLAW INC.
   LEHMAN BROTHERS HOLDINGS INC.
   LILLY ELI & CO.
   LIMITED INC.
   LINCOLN NATIONAL CORP.
   LIZ CLAIBORNE INC.
   LOCKHEED MARTIN CORP.
   LOEWS CORP.
   LONGS DRUG STORES CORP.
   LOUISIANA PACIFIC CORP.
   LOWES COMPANIES INC.
   LSI LOGIC CORP.
   LUCENT TECHNOLOGIES
   MALLINCKRODT INC .
   MANOR CARE INC.
   MARRIOTT INTERNATIONAL INC.
   MARSH & MCLENNAN COMPANIES INC.
   MASCO CORP.
   MATTEL INC.
   MAY DEPARTMENT STORES CO.
   MAYTAG CORP.
   MBIA INC.
   MBNA CORP.
   MCDERMOTT INTERNATIONAL INC.
   MCDONALDS CORP.
   MCGRAW HILL COMPANIES INC.
   MCI COMMUNICATIONS CORP.
   MEAD CORP.
   MEDTRONIC INC.
   MELLON BANK CORP.
   MERCANTILE BANCORPORATION
   MERCANTILE STORES INC.
   MERCK & CO INC.
   MEREDITH CORP.
   MERRILL LYNCH & CO. INC.
   MGIC INVESTMENT CORP.
   MICRON TECHNOLOGY INC.
   MICROSOFT CORP.
   MILLIPORE CORP.
   MINNESOTA MINING & MANUFACTURING CO.
   MIRAGE RESORTS INC.
   MOBIL CORP.
   MONSANTO CO.
   MOORE LTD.
   MORGAN J P & CO. INC.
   MORGAN STANLEY DEAN WITTER DISCOVER
   MORTON INTERNATIONAL INC .
   MOTOROLA INC.
   NACCO INDUSTRIES INC.
   NALCO CHEMICAL CO.
   NATIONAL CITY CORP.
   NATIONAL SEMICONDUCTOR
   NATIONAL SERVICE INDUSTRIES INC.
   NATIONSBANK CORP.
   NAVISTAR INTERNATIONAL CORP.
   NEW YORK TIMES CO.
   NEWELL CO.
   NEWMONT MINING CORP.
   NIAGARA MOHAWK POWER
   NICOR INC.
   NIKE INC.
   NORDSTROM INC.
   NORFOLK SOUTHERN CORP.
   NORTHERN TELECOM LTD
   NORTHERN TRUST CORP.
   NORTHERN STATES POWER CO.
   NORTHROP GRUMMAN CORP.
   NORWEST CORP.
   NOVELL INC.
   NUCOR CORP.
   OCCIDENTAL PETROLEUM CORP.
   OMNICOM GROUP INC.
   ONEOK INC .
   ORACLE CORP.
   ORYX ENERGY COMPANY
   OWENS CORNING
   OWENS ILLINOIS INC.
   P P & L RESOURCES INC.
   PACCAR INC.
   PACIFIC ENTERPRISES
   PACIFICORP
   PALL CORP.
   PARAMETRIC TECHNOLOGY
   PARKER HANNIFIN CORP.
   PECO ENERGY CO.
   PENNEY J C INC.
   PENNZOIL CO.
   PEOPLES ENERGY CORP.
   PEP BOYS MANNY MOE&JACK
   PEPSICO INC.
   PERKIN ELMER CORP.
   PFIZER INC.
   PG&E CORP.
   PHARMACIA & UPJOHN
   PHELPS DODGE CORP.
   PHILIP MORRIS COMPANIES INC.
   PHILLIPS PETROLEUM CO.
   PIONEER HI-BRED INTERNATIONAL
   PITNEY BOWES INC.
   PLACER DOME INC.
   PNC BANK CORP.
   POLAROID CORP.
   POTLATCH CORP.
   PPG INDUSTRIES INC.
   PRAXAIR INC.
   PROCTER & GAMBLE CO.
   PROGRESSIVE CORP.
   PROVIDIAN FINANCIAL CORP.
   PUBLIC SERVICE ENTERPRISE
   PULTE CORP.
   QUAKER OATS CO.
   RALSTON PURINA CO.
   RAYCHEM CORP.
   RAYTHEON CO.
   REEBOK INTERNATIONAL  LTD.
   REPUBLIC N Y CORP.
   REYNOLDS METALS CO.
   RITE AID CORP.
   ROCKWELL INTERNATIONAL CORP.
   ROHM & HAAS CO.
   ROWAN COMPANIES INC.
   ROYAL DUTCH PETROLEUM CO.
   RUBBERMAID INC.
   RUSSELL CORP.
   RYDER SYSTEMS INC.
   SAFECO CORP.
   SAFETY KLEEN CORP.
   SARA LEE CORP.
   SBC COMMUNICATIONS INC.
   SCHERING PLOUGH CORP.
   SCHLUMBERGER LTD.
   SCHWAB CHARLES CORP.
   SCIENTIFIC ATLANTA INC.
   SEAGATE TECHNOLOGY
   SEAGRAM LTD
   SEARS ROEBUCK & CO.
   SERVICE CORP. INTERNATIONAL
   SHARED MEDICAL SYSTEMS CORP.
   SHERWIN WILLIAMS CO.
   SIGMA ALDRICH CORP.
   SILICON GRAPHICS INC.
   SNAP ON INC.
   SONAT INC.
   SOUTHERN CO.
   SOUTHWEST AIR CO.
   SPRINGS INDUSTRIES INC.
   SPRINT CORP.
   ST JUDE MEDICAL INC.
   ST PAUL COMPANIES INC.
   STANLEY WORKS
   STATE STREET CORP.
   STONE CONTAINER CORP.
   SUMMIT BANCORP
   SUN INC.
   SUN MICROSYSTEMS INC.
   SUNAMERICA INC.
   SUNTRUST BANKS INC.
   SUPERVALU INC.
   SYNOVUS FINANCIAL CORP.
   SYSCO CORP.
   TANDY CORP.
   TEKTRONIX INC.
   TELE COMMUNICATIONS INC.
   TELLABS INC.
   TEMPLE INLAND INC.
   TENET HEALTHCARE CORP.
   TENNECO INC .
   TEXACO INC.
   TEXAS INSTRUMENTS INC.
   TEXAS UTILITIES CO.
   TEXTRON INC.
   THERMO ELECTRON CORP.
   THOMAS & BETTS CORP.
   TIME WARNER INC.
   TIMES MIRROR CO.
   TIMKEN CO.
   TJX COMPANIES INC .
   TORCHMARK CORP.
   TOYS R US INC.
   TRANSAMERICA CORP.
   TRAVELERS GROUP INC.
   TRIBUNE CO.
   TRICON GLOBAL RESTAURANTS
   TRW INC.
   TUPPERWARE CORP.
   TYCO INTERNATIONAL LTD
   U S T INC.
   U S WEST COMMUNICATIONS GROUP INC.
   U S WEST MEDIA GROUP INC.
   UNICOM CORP.
   UNILEVER N V
   UNION CAMP CORP.
   UNION CARBIDE CORP.
   UNION PACIFIC CORP.
   UNION PACIFIC RESOURCES GROUP
   UNISYS CORP.
   UNITED HEALTHCARE CORP.
   UNITED STATES SURGICAL
   UNITED TECHNOLOGIES CO.
   UNOCAL CORP.
   UNUM CORP.
   US AIRWAYS GROUP INC.
   US BANCORP
   USF&G CORP.
   USX-MARATHON GROUP
   USX-U S STEEL
   V F CORP.
   VIACOM INC.
   WACHOVIA CORP.
   WAL MART STORES INC.
   WALGREEN CO.
   WARNER LAMBERT CO.
   WASHINGTON MUTUAL INC.
   WASTE MANAGEMENT INC .
   WELLS FARGO & COMPANY
   WENDYS INTERNATIONAL INC.
   WESTERN ATLAS INC.
   WESTVACO CORP.
   WEYERHAEUSER CO.
   WHIRLPOOL CORP.
   WILLAMETTE INDUSTRIES INC.
   WILLIAMS COMPANIES INC.
   WINN DIXIE STORES INC.
   WOOLWORTH CORP.
   WORLDCOM INC.
   WORTHINGTON INDUSTRIES INC.
   WRIGLEY WM JR CO.
   XEROX CORP.

PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) 1. The Financial Statements and Financial Highlights, included in the Annual Report, for Variable Insurance Products Fund III: Growth Opportunities Portfolio, Growth & Income Portfolio and Balanced Portfolio for the fiscal year ended December 31, 1997, are incorporated herein by reference into the Statement of Additional Information and were filed on February 17, 1998, for Variable Insurance Products Fund III (File No. 811-7205) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (b) Exhibits:
  (1) (a) Declaration of Trust, dated July 14, 1994, is incorporated herein by reference to Exhibit 1 to the Registration Statement filed on July 29, 1994.
   (b) Supplement to the Declaration of Trust, dated December 30, 1996, is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 8.
  (2) By-Laws for Fidelity Advisor Annuity Fund (currently Variable Insurance Products Fund III) are incorporated herein by reference to
Exhibit 2 to the Registration Statement filed on July 29 1994.
  (3)  Not Applicable.
  (4)  Not Applicable.
(5) (a) Management Contract between Fidelity Advisor Annuity Growth Opportunities Fund (currently Growth Opportunities Portfolio) and Fidelity Management & Research Company, dated November 18, 1994, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 1.
 (b) Management Contract between Fidelity Advisor Annuity Income & Growth Fund (currently Balanced Portfolio) and Fidelity Management & Research Company, dated November 18, 1994, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 1.
 (c) Management Contract between Variable Insurance Products Fund III:
Growth & Income Portfolio and Fidelity Management & Research Company, dated January 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 7.
 (d) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Fidelity Advisor Annuity Fund (currently Variable Insurance Products Fund III) on behalf of Fidelity Advisor Annuity Growth Opportunities Fund (currently Growth Opportunities Portfolio), dated November 18, 1994, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 1.
 (e) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Fidelity Advisor Annuity Fund (currently Variable Insurance Products Fund III) on behalf of Fidelity Advisor Annuity Income & Growth Fund (currently Balanced Portfolio), dated November 18, 1994, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 1.
 (f) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Variable Insurance Products Fund III on behalf of Growth & Income Portfolio, dated January 1, 1997, is incorporated herein by reference to Exhibit 5(m) to Post-Effective Amendment No. 7.
   (g) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc. and Fidelity Advisor Annuity Fund (currently Variable Insurance Products Fund III) on behalf of Fidelity Advisor Annuity Growth Opportunities Fund (currently Growth Opportunities Portfolio), dated November 18, 1994, is incorporated herein by reference to Exhibit 5(m) to Post-Effective Amendment No. 1.
   (h) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc. and Fidelity Advisor Annuity Fund (currently Variable Insurance Products Fund III) on behalf of Fidelity Advisor Annuity Income & Growth Fund (currently Balanced Portfolio), dated November 18, 1994, is incorporated herein by reference to Exhibit 5(n) to Post-Effective Amendment No. 1.
   (i) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc. and Variable Insurance Products Fund III on behalf of Growth & Income Portfolio, dated January 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 9.
(6) (a) General Distribution Agreement between Fidelity Advisor Annuity Growth Opportunities Fund (currently Growth Opportunities Portfolio) and Fidelity Distributors Corporation, dated November 18, 1994, is incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 1.
 (b) General Distribution Agreement between Fidelity Advisor Annuity Income & Growth Fund (currently Balanced Portfolio) and Fidelity Distributors Corporation, dated November 18, 1994, is incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 1.
 (c) General Distribution Agreement between Variable Insurance Products Fund III: Growth & Income Portfolio and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 9.
 (d) Amendments, dated March 14, 1996 and July 15, 1996, to General Distribution Agreement between Growth Opportunities and Balanced Portfolios and Fidelity Distributors Corporation, are incorporated herein by reference to Exhibit 6(b) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
 (e) Form of Service Contract between Fidelity Distributors Corporation and "Qualified Recipients" with respect to "Initial Class" shares of Growth Opportunities, Balanced, and Growth & Income Portfolios is incorporated herein by reference to Exhibit 6(e) to Post-Effective Amendment No. 9.
 (f) Form of Service Contract between Fidelity Distributors Corporation and "Qualified Recipients" with respect to Service Class shares of Growth Opportunities, Balanced, and Growth & Income Portfolios is incorporated herein by reference to Exhibit 6(f) to Post-Effective Amendment No. 9.
(7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's Post-Effective Amendment No. 54 (File No. 2-69972).
 (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's Post-Effective Amendment No. 19 (File No. 33-43529).
(8) (a) Custodian Agreement, Appendix A, and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Annuity Fund (currently Variable Insurance Products Fund III) on behalf of Income & Growth Fund (currently Balanced Portfolio) is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
 (b) Appendix B, dated September 14, 1995, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Annuity Fund (currently Variable Insurance Products Fund III) on behalf of Income & Growth Fund (currently Balanced Portfolio) is incorporated herein by reference to Exhibit 8(b) of Fidelity Charles Street Trust's Post-Effective Amendment No. 54 (File No. 2-73133).
 (c) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Annuity Fund (currently Variable Insurance Products Fund III) on behalf of Growth Opportunities Fund (currently Growth Opportunities Portfolio) is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).
 (d) Appendix A, dated September 14, 1995, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Annuity Fund (currently Variable Insurance Products Fund III) on behalf of Growth Opportunities Fund (currently Growth Opportunities Portfolio) is incorporated herein by reference to
Exhibit 8(b) of Fidelity Mt. Vernon Street Trust's Post-Effective Amendment No. 33 (File No. 2-79755).
 (e) Appendix B, dated September 14, 1995, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Annuity Fund (currently Variable Insurance Products Fund III) on behalf of Growth Opportunities Fund (currently Growth Opportunities Portfolio) is incorporated herein by reference to
Exhibit 8(b) of Fidelity Capital Trust's Post-Effective Amendment No. 63 (File No. 2-61760).
 (f) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund III on behalf of Growth & Income Portfolio is incorporated herein by reference to Exhibit 8(f) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
 (g) Appendix A, dated May 1, 1997, to the Custodian Agreement, dated August 1, 1994 between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund III on behalf of Growth & Income Portfolio is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 9.
 (h) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated August 1, 1994 between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund III on behalf of Growth & Income Portfolio is incorporated herein by reference to Exhibit 8(h) to Post-Effective Amendment No. 9.
(9)  None.
(10)  Not Applicable.
(11) (a) Consent of Coopers & Lybrand L.L.P. is electronically filed herein as Exhibit 11(a).
 (b) Consent of Price Waterhouse LLP is electronically filed herein as
Exhibit 11(b).
(12)  Not Applicable.
(13)  Not Applicable.
(14)  Not Applicable.
  (15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Growth & Income Portfolio: Initial Class is incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 9.
 (b) Distribution and Service Plan pursuant to Rule 12b-1 for Growth Opportunities Portfolio: Initial Class is incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 9.
 (c) Distribution and Service Plan pursuant to Rule 12b-1 for Balanced
Portfolio: Initial Class is incorporated herein by reference to
Exhibit 15(c) to Post-Effective Amendment No. 9.
 (d) Distribution and Service Plan pursuant to Rule 12b-1 for Growth & Income Portfolio: Service Class is incorporated herein by reference to
Exhibit 15(d) to Post-Effective Amendment No. 9.
 (e) Distribution and Service Plan pursuant to Rule 12b-1 for Growth Opportunities Portfolio: Service Class is incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 9.
 (f) Distribution and Service Plan pursuant to Rule 12b-1 for Balanced
Portfolio: Service Class is incorporated herein by reference to
Exhibit 15(f) to Post-Effective Amendment No. 9.
  (16) (a) A schedule for the computation of cumulative total returns and average annual total returns is incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 3.
   (b) A schedule for the computation of a moving average (using Income & Growth Fund (currently Balanced Portfolio) as an example) is incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 3.
  (17)  Financial Data Schedules are filed herein as Exhibit 17.
  (18)  Rule 18f-3 Plan dated March 19, 1998 is filed herein as
Exhibit 18.
Item 25. Persons Controlled by or Under Common Control with Registrant The Board of Trustees of Registrant is the same as the Board of
Trustees of other funds advised by FMR, each of which has Fidelity Management and Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
March 31, 1998
  Title of Class    Number of Record Holders
Growth & Income Portfolio       18

Growth Opportunities Portfolio  29

Balanced Portfolio              14

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board of FMR; President and Chief
                           Executive Officer of FMR Corp.; Chairman of the
                           Board and Director of FMR, FMR Corp., Fidelity
                           Investments Money Management, Inc., FMR (U.K.)
                           Inc., and FMR (Far East) Inc.; Chairman of the Board
                           and Representative Director of Fidelity Investments
                           Japan Limited; President and Trustee of funds advised
                           by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of Fidelity Investments Money Management,
                           Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                           General Counsel, Managing Director, and Senior Vice
                           President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



Marta Amieva               Vice President of FMR.



John Carlson               Vice President of FMR.



Dwight D. Churchill        Senior Vice President of FMR.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Stephen G. Manning         Assistant Treasurer of FMR



William Danoff             Senior Vice President of FMR and of a fund advised by
                           FMR.



Scott E. DeSano            Vice President of FMR.



Craig P. Dinsell           Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



George C. Domolky          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and a fund advised by FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                           Fidelity Investments Money Management, Inc.



Robert Gervis              Vice President of FMR.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant             Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR.



Bart A. Grenier            Vice President of High-Income Funds advised by
                           FMR;Vice President of FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



William J. Hayes           Senior Vice President of FMR; Vice President of Equity
                           funds advised by FMR.



Richard Hazlewood          Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR; Vice President of
                           Fixed-Income funds advised by FMR.



Bruce Herring              Vice President of FMR.



John R. Hickling           Vice President of FMR and of a fund advised by FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Curt Hollingsworth         Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson         Senior Vice President of FMR and of a fund advised by
                           FMR; Associate Director and Senior Vice President of
                           Equity funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           (U.K.) Inc.



David P. Kurrasch          Vice President of FMR.



Robert A. Lawrence         Senior Vice President of FMR and Vice President of
                           Fidelity Real Estate High Income and Fidelity Real
                           Estate High Income II funds advised by FMR;
                           Associate Director and Senior Vice President of Equity
                           funds advised by FMR; Vice President of High Income
                           funds advised by FMR.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Mark G. Lohr               Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                           Inc., FMR (Far East) Inc., and Fidelity Investments
                           Money Management, Inc.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles Mangum             Vice President of FMR.



Kevin McCarey              Vice President of FMR.



Diane McLaughlin           Vice President of FMR.



Neal P. Miller             Vice President of FMR.



Robert H. Morrison         Vice President of FMR; Director of Equity Trading.



David L. Murphy            Vice President of FMR and of funds advised by FMR.



Scott Orr                  Vice President of FMR.



Jacques Perold             Vice President of FMR.



Anne Punzak                Vice President of FMR.



Kenneth A. Rathgeber       Vice President of FMR; Treasurer of funds advised by
                           FMR.



Kennedy P. Richardson      Vice President of FMR.



Eric D. Roiter             Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Mark Rzepczynski           Vice President of FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Carol Smith-Fachetti       Vice President of FMR.



Steven J. Snider           Vice President of FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity funds advised by FMR;
                           Senior Vice President and Director of Operations and
                           Compliance of FMR (U.K.) Inc.



Thomas Sprague             Vice President of FMR.



Robert E. Stansky          Senior Vice President of FMR; Vice President of a fund
                           advised by FMR.



Scott Stewart              Vice President of FMR.



Cynthia Strauss            Vice President of FMR.



Thomas Sweeney             Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana            Senior Vice President of FMR; Vice President of a fund
                           advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR; Vice President of funds
                           advised by FMR.






(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d  Chairman of the Board and Director of FMR U.K.,
                      FMR, FMR Corp., FIMM, and FMR (Far East) Inc.; Chairman of the Executive Committee of FMR; President and Chief Executive Officer of FMR Corp.; Chairman of the Board and Representative Director of Fidelity Investments Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice President
                      and Trustee of funds advised by FMR; President and Director of FIMM, FMR (U.K.) Inc., and FMR (Far
                      East) Inc.; General Counsel, Managing Director, and
                      Senior Vice President of FMR Corp.



Mark G. Lohr          Treasurer of FMR U.K., FMR, FMR (Far East) Inc., and
                      FIMM; Vice President of FMR.



Stephen G. Manning    Assistant Treasurer of FMR U.K., FMR, FMR (Far
                      East) Inc., and FIMM; Treasurer of FMR Corp.



Francis V. Knox       Compliance Officer of FMR U.K.; Vice President of
                      FMR.



Jay Freedman          Clerk of FMR U.K., FMR (Far East) Inc., and FMR
                      Corp.; Assistant Clerk of FMR; Secretary of FIMM


(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FMR Far
                      East, FMR, FMR Corp., FIMM, and FMR (U.K.)
                      Inc.; Chairman of the Executive Committee of
                      FMR; President and Chief Executive Officer of FMR Corp.; Chairman of the Board and Representative Director of Fidelity Investments Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR (U.K.)
                      Inc., and FMR (Far East) Inc.; General Counsel,
                      Managing Director, and Senior Vice President of
                      FMR Corp.



Bill Wilder           Vice President of FMR Far East; President and
                      Representative Director of Fidelity Investments
                      Japan Limited.



Mark G. Lohr          Treasurer of FMR Far East, FMR, FMR (U.K.)
                      Inc., and FIMM; Vice President of FMR.



Stephen G. Manning    Assistant Treasurer of FMR Far East, FMR,
                      FMR (U.K.) Inc., and FIMM; Vice President and
                      Treasurer of FMR Corp.



Jay Freedman          Clerk of FMR Far East, FMR (U.K.) Inc., and
                      FMR Corp.; Assistant Clerk of FMR; Secretary of FIMM



Robert Auld           Vice President of FMR Far East.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal  Positions and Offices  Positions and Offices

Business Address*   With Underwriter       With Registrant

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian: The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, N.Y, or Brown Brothers Harriman & Co., 40 Water Street, Boston, MA.
Item 31. Management Services - Not applicable.
Item 32. Undertakings
 The Registrant, on behalf of Variable Insurance Products Fund III:
Growth & Income Portfolio, Growth Opportunities Portfolio and Balanced Portfolio, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders. SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of April 1998.
      VARIABLE INSURANCE PRODUCTS FUND III
      By _/s/Edward C. Johnson 3d_____(dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)  (Title)  (Date)


/s/Edward C. Johnson 3d                   (dagger)  President and Trustee          April 24, 1998

Edward C. Johnson 3d                                (Principal Executive Officer)



/s/Richard A. Silver                                Treasurer                      April 24, 1998

Richard A. Silver



/s/Robert C. Pozen                                  Trustee                        April    , 1998

Robert C. Pozen



/s/Ralph F. Cox                                 *   Trustee                        April 24, 1998

Ralph F. Cox



/s/Phyllis Burke Davis                      *       Trustee                        April 24, 1998

Phyllis Burke Davis



/s/Robert M. Gates                           **     Trustee                        April 24, 1998

Robert M. Gates



/s/E. Bradley Jones                           *     Trustee                        April 24, 1998

E. Bradley Jones



/s/Donald J. Kirk                              *    Trustee                        April 24, 1998

Donald J. Kirk



/s/Peter S. Lynch                              *    Trustee                        April 24, 1998

Peter S. Lynch



/s/Marvin L. Mann                          *        Trustee                        April 24, 1998

Marvin L. Mann



/s/William O. McCoy                      *          Trustee                        April 24, 1998

William O. McCoy



/s/Gerald C. McDonough                *             Trustee                        April 24, 1998

Gerald C. McDonough



/s/Thomas R. Williams                    *          Trustee                        April 24, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk